THE DLB FUND GROUP

                               SEMI-ANNUAL REPORT

                                   APRIL 2001




































                         EXPERIENCE TO MANAGE THE FUTURE

                                TABLE OF CONTENTS





DLB Core Growth Fund                                                   1


DLB Value Fund                                                         3


DLB Enhanced Index Core Equity Fund                                    5


DLB Enhanced Index Growth Fund                                         7


DLB Enhanced Index Value Fund                                          9


DLB Technology Fund                                                   11


DLB Small Capitalization Value Fund                                   13


DLB Small Company Opportunities Fund                                  15


DLB Stewart Ivory International Fund                                  17


DLB Stewart Ivory Emerging Markets Fund                               19


DLB Fixed Income Fund                                                 21


DLB High Yield Fund                                                   23

================================================================================
DLB CORE GROWTH FUND
================================================================================
FUND INVESTMENT OBJECTIVE
The DLB Core Growth Fund seeks long-term capital and income growth through investment primarily in common stocks. Current yield is secondary to the long-term growth objective.


--------------------------------------------------------------------------------
FUND FACTS
as of April 30, 2001

INCEPTION DATE: January 20, 1998

BENCHMARK: S&P 500

MANAGER TENURE: Since Inception

TOTAL ASSETS: $127.7 million

TICKER SYMBOL:  DLBRX

TOTAL EXPENSE RATIO*:  0.74%

CUSIP #: 232941708



PORTFOLIO MANAGER
James B. Gribbell, CFA
Managing Director
Portfolio Manager

David L. Babson & Company Since 1991
Merrill Lynch/Lambert Smith
Hampton Corporate Real Estate-2 years
International Raw Materials Ltd.-1 year

Wharton Business School,
University of Pennsylvania, B.S., 1982

Chartered Financial Analyst

--------------------------------------------------------------------------------
FUND PERFORMANCE
The DLB Core Growth Fund declined by -20.55% on a total return basis in the six-month period ending April 30, 2001 in an environment that was very difficult for growth stock investors. Its benchmark, the S&P 500 Index, lost 12.07% for the same period.

MARKET HIGHLIGHTS
The stock market was weak across the board during this time period, with the one exception being the energy sector where stocks increased by 30-45% on average. The technology sector was the biggest drag on performance over the past six months, dropping -44%. Defensive areas of the market such as the healthcare, consumer and financial sectors were also weak over the past 6 months, declining between 10% and 20% on average.

PORTFOLIO HIGHLIGHTS
The DLB Core Growth Fund benefited from its exposure to the energy (natural gas in particular) and finance sectors. Kinder Morgan (natural gas distribution, up 52%), El Paso (natural gas exploration and distribution, up 10%), Lehman Brothers (investment banking and brokerage, up 13%) and Federal Home Loan Mortgage (mortgage finance, up 10%) were all top performing investments in the past 6 months.

Fund performance was negatively impacted by many of the investments in the technology sector, especially those companies that have been benefiting from the capital spending cycle in telecommunications. Telecommunications capital spending slowed dramatically in the past 6 months. Recipients of that spending (manufacturers of networking equipment, fiber optic cable, telecom semiconductors and data storage) saw their businesses slow quickly and their stock prices fall precipitously. Underperforming investments in the Fund in this time period include JDS Uniphase (fiberoptic components, down 74%), Corning (fiberoptic cable, down 70%), Juniper Networks (networking equipment, down 69%) and Vitesse Semiconductor (telecommunications semiconductors, down 50%).

Over the course of the past 6 months we have been proactive at making several structural changes to the DLB Core Growth Fund portfolio to reflect a changing economic environment and to anticipate trends that we feel will develop in the future. We reduced the Fund's exposure to the technology sector in light of slowing profit growth in that part of the economy, with a particular emphasis on the reduction of our exposure to the telecommunications equipment providers. Offsetting that, we increased our weighting in the financial stocks in anticipation of the Federal Reserve lowering short-term interest rates throughout calendar 2001 in an effort to spur growth in the economy. We also added to our energy sector weighting with several new investments in the natural gas industry where the supply/demand picture looks bullish for the next several quarters.

Total Returns (%)
for periods ended 4/30/01
                                                ANNUALIZED
                                                   SINCE
                      6 MONTHS      1 YEAR       INCEPTION
                      11/1/00-      5/1/00-      1/20/98-
                      4/30/01       4/30/01      4/30/01
-----------------------------------------------------------
DLB CORE GROWTH        -20.55       -23.62         6.89
S&P 500                -12.07       -12.97         8.96
RUSSELL 1000           -26.43       -32.25         6.95
GROWTH

Note: Periods over one year are annualized.




Growth of a $100,000 Investment

CUMULATIVE TOTAL RETURN SINCE INCEPTION 1/20/98

                                       RUSSELL 1000
  DATE          DLB CORE GROWTH        GROWTH INDEX        S&P 500
---------       ---------------        ------------      -----------
                  $100,000.00          $100,000.00       $100,000.00
   Jan-98         $101,900.00          $103,220.00       $102,010.00
28-Feb-98         $108,900.53          $110,982.14       $109,364.92
31-Mar-98         $110,697.39          $115,410.33       $114,964.40
30-Apr-98         $114,793.19          $117,002.99       $116,125.55
31-May-98         $110,488.45          $113,680.11       $114,128.19
30-Jun-98         $114,189.81          $120,637.33       $118,761.79
31-Jul-98         $114,395.35          $119,841.13       $117,491.04
31-Aug-98          $97,396.20          $101,852.97       $100,501.83
30-Sep-98         $104,291.85          $109,675.28       $106,944.00
31-Oct-98         $112,291.04          $118,493.17       $115,638.55
30-Nov-98         $120,993.59          $127,510.50       $122,646.25
31-Dec-98         $131,326.45          $139,011.95       $129,710.67
31-Jan-99         $131,431.51          $147,171.95       $135,132.58
28-Feb-99         $124,058.20          $140,446.19       $130,929.95
31-Mar-99         $130,608.47          $147,847.71       $136,167.15
30-Apr-99         $131,731.71          $148,039.91       $141,436.82
31-May-99         $128,346.20          $143,495.09       $138,098.91
30-Jun-99         $134,802.02          $153,539.74       $145,763.40
31-Jul-99         $132,550.82          $148,657.18       $141,215.58
31-Aug-99         $130,496.28          $151,080.29       $140,509.50
30-Sep-99         $126,085.51          $147,907.60       $136,659.54
31-Oct-99         $132,440.22          $159,074.63       $145,310.09
30-Nov-99         $136,850.48          $167,664.66       $148,259.89
 Dec 1999         $148,564.88          $185,101.78       $156,992.40
 Jan 2000         $143,201.69          $176,420.51       $149,111.38
 Feb 2000         $161,416.94          $185,047.47       $146,293.17
 Mar 2000         $172,877.55          $198,296.87       $160,600.64
 Apr 2000         $163,334.71          $188,857.94       $155,766.56
 May 2000         $151,002.94          $179,339.50       $152,573.35
 Jun 2000         $162,901.97          $192,933.43       $156,326.65
 Jul 2000         $158,080.07          $184,888.11       $153,887.96
 Aug 2000         $172,006.92          $201,620.48       $163,444.40
 Sep 2000         $163,320.57          $182,547.19       $154,814.54
 Oct 2000         $157,000.07          $173,912.70       $154,164.32
 Nov 2000         $138,678.16          $148,277.97       $142,016.17
   Dec 00         $138,067.97          $143,592.39       $142,712.05
   Jan 01         $144,488.14          $153,514.62       $147,778.32
   Feb 01         $123,652.95          $127,447.84       $134,300.94
   Mar 01         $112,870.41          $113,581.51       $125,786.26
   Apr 01         $124,744.38          $127,949.58       $135,559.85



The accompanying Disclosure Statement below is an integral part of this presentation and should be read carefully. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS, APRIL 30, 2001

                                                            % OF FUND ASSETS
Pfizer Inc.                                   4.43
Federal Home Loan Mortgage Corp.              3.91
Symantec Corporation                          3.43
AT&T Corp-Liberty Media Group                 3.42
Microsoft Corporation                         3.22
American Int'l Group, Inc.                    3.15
Citigroup Inc.                                3.05
Exxon Mobil Corporation                       2.65
Pharmacia & Upjohn, Inc.                      2.46
Qwest Communications Int'l, Inc.              2.45
Total                                        32.17



SECTOR DIVERSIFICATION, APRIL 30, 2001
                                                            % OF FUND ASSETS

                                                           S&P
                                           PORTFOLIO       500       DIFFERENCE
Technology                                    29.8         18.2         11.6
Health Care                                   16.7         13.0          3.7
Consumer Cyclical                             11.8         12.4         -0.6
Consumer Staples                               1.8          6.8         -5.0
Integrated Oils                                2.9          5.5         -2.6
Other Energy                                   4.5          2.7          1.8
Materials & Process.                           0.0          2.7         -2.7
Producer Durables                              1.2          3.1         -1.9
Autos & Transport.                             0.0          1.9         -1.9
Financial Services                            21.1         18.1          3.0
Utilities                                      8.1          9.2         -1.1
Other                                          2.2          6.5         -4.3


Note: Portfolio Holdings and Sector Diversification are subject to change

--------------------------------------------------------------------------------
OUTLOOK
For the next several quarters our outlook for the economy and the financial markets is fairly cautious. While it appears many companies are currently experiencing a bottoming in their most recent slide in corporate profits, it is too early to tell when many of these industries will recover. We feel very confident that capital spending and economic growth will recover and when they do the stock market will bounce back accordingly. At this point we are unsure of the timing of that recovery and as a result are maintaining our defensive bias in our approach to growth stock investing.

--------------------------------------------------------------------------------
DISCLOSURE STATEMENT
     Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower. More recent returns may be more or less than those shown. Performance figures given assume reinvestment of dividends at NAV and do not take into account any adjustment for taxes payable on reinvested distributions.
     The views expressed in this report are those of the Fund's management only through the end of the period covered by the report as stated on the cover, and are subject to change. They are not intended as investment advice, and are not intended to predict the performance of the securities market or the Fund.
     The Standard & Poors 500 Index is an index of common stocks frequently used as a general measure of stock market performance. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the Fund do not match those in the Index and performance of the Fund will differ.
     The Russell 1000 Growth Index is an unmanaged index that contains those Russell 1000 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book ratios and higher forecasted growth values than the Value universe. Securities in the Fund do not match those in the Index, and performance of the Fund will differ. Performance figures for the index assume reinvestment of all distributions and interest payments, and do not take into account brokerage fees or taxes. The indexes do not incur an expense, and cannot be purchased directly by investors.
* Annualized

================================================================================
DLB VALUE FUND
================================================================================
FUND INVESTMENT OBJECTIVE
The DLB Value Fund seeks long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies.


--------------------------------------------------------------------------------
FUND FACTS
as of April 30, 2001

INCEPTION DATE:  July 25, 1995

BENCHMARK:  Russell 1000 Value

MANAGER TENURE:  May 27, 1999

TOTAL ASSETS:  $53.7 million

TICKER SYMBOL:  DLBVX

NET EXPENSE RATIO*:  0.80%

CUSIP #: 232941302



PORTFOLIO MANAGER
Anthony M. Maramarco
Managing Director
Portfolio Manager

David L. Babson & Company- Since 1996
Concert Capital Management- 3 years
Massachusetts Mutual Life Insurance Company- 8 years
Connecticut National Bank- 4 years

Colby College, B.A., 1971
University of Chicago, M.A./ Ph.D, 1977
Rensselaer Polytechnic Institute, M.B.A., 1981

Chartered Financial Analyst

--------------------------------------------------------------------------------
FUND PERFORMANCE
The Fund returned 7.83% for the six-month period ended April 30, 2001, beating its benchmark, the Russell 1000 Value Index return for the same time period of -0.14%.

It was not a smooth road, but most value investors agree that the prolonged overbought growth-driven markets of the late 1990's was worth the bumpy ride. The long-anticipated return of sustained interest in value, or "old economy" stocks, began at the beginning of the fiscal year and intensified as the NASDAQ Composite Index plunged 51% from an all-time high of 5048.62 on March 10, 2000 to 2470.52 on December 31, 2000. Investors, frustrated and confused by disappointing earnings reports and reduced growth forecasts from technology companies, found a safer haven in "old economy" value stocks throughout the six-month period ended April 30, 2001.

MARKET HIGHLIGHTS
The stock market abhors uncertainty, and there was plenty of uncertainty at the close of 2000. From a presidential election that went into overtime to an obviously slowing economy that the Federal Reserve seemed reluctant to do anything about, the broad market reacted as it typically does to such uncertainty: it languished and trended downward. Also, as the year drew to a close, more than the usual amount of investors sold stocks to capture losses for the year, which created a larger than expected oversupply that further pressured stock prices.

Two economic facts became increasingly clear throughout the first half of the fiscal year: (1) top-line growth was slowing for more companies in more industries; and (2) profits in the first quarter were in general going to be at best anemic and at worst very disappointing. The market reacted negatively and sharply to the steady flow of news about slowdowns in top and bottom line growth in the first half of the fiscal year. In this deteriorating economic environment, value stocks represented relatively safer havens than growth stocks for worried investors.

PORTFOLIO HIGHLIGHTS
A defensive posture over most of the first half of the fiscal year, positioning the Fund squarely in deep value, has allowed the Fund to capture much of the upside in the Fund's immediate investable universe. On the security selection front, many of the largest positions in the portfolio represented large, global banks with asset gathering focus, as well as diversified financials such as CitiGroup and Student Loan Corp. Well-placed energy investments in integrated oil stocks and other energy names like Duke Energy have contributed to the relative underweight position in that sector, with strong individual stock selection. Going forward, sector weights should remain in a relatively modest position relative to the benchmark, with true overweights being driven by the purchases of well-researched value stocks.

Total Returns (%)
for periods ended 4/30/01

                                                               ANNUALIZED
                                                                 SINCE
                      6 MONTHS      1 YEAR       5 YEARS       INCEPTION
                      11/1/00-      5/1/00-      5/1/96-        7/25/95-
                      4/30/01       4/30/01      4/30/01        4/30/01
------------------------------------------------------------------------
DLB VALUE               7.83         17.32        11.28          12.80
RUSSELL 1000           -0.14          6.45        15.26          16.40
VALUE
S&P 500               -12.07        -12.97        15.56          16.57
S&P/BARRA              -0.42          6.35        15.09          16.34
LARGE CAP VALUE

Periods over one year are annualized.



Growth of a $100,000 Investment

CUMULATIVE TOTAL RETURN SINCE INCEPTION 7/25/95

                                                S&P 500/ BARRA     RUSSELL 1000
  DATE       DLB VALUE FUND       S&P 500        VALUE INDEX       VALUE INDEX
---------    --------------       -------        -----------       -----------
               $100,000.00      $100,000.00      $100,000.00       $100,000.00
31-Jul-95      $100,800.00      $102,400.00      $100,250.00       $103,480.00
31-Aug-95      $100,699.20      $102,656.00      $101,102.13       $104,939.07
30-Sep-95      $104,294.16      $106,988.08      $104,620.48       $108,737.86
31-Oct-95      $102,093.55      $106,602.93      $102,988.40       $107,661.36
30-Nov-95      $106,789.86      $111,282.79      $108,384.99       $113,109.02
31-Dec-95      $108,178.13      $113,430.55      $111,387.26       $115,948.06
31-Jan-96      $110,428.23      $117,287.19      $114,717.73       $119,565.64
28-Feb-96      $113,398.75      $118,377.96      $115,796.08       $120,474.34
31-Mar-96      $116,880.09      $119,514.39      $118,505.71       $122,522.40
30-Apr-96      $118,306.03      $121,271.25      $119,714.47       $122,987.99
30-May-96      $121,370.16      $124,400.05      $121,522.16       $124,525.34
30-Jun-96      $120,654.07      $124,872.77      $120,938.85       $124,624.96
31-Jul-96      $116,467.38      $119,353.39      $115,835.23       $119,914.13
31-Aug-96      $120,252.57      $121,871.75      $119,032.28       $123,343.68
30-Sep-96      $124,040.52      $128,733.13      $124,126.86       $128,252.75
31-Oct-96      $125,057.65      $132,286.16      $128,322.35       $133,216.14
30-Nov-96      $134,874.68      $142,287.00      $138,139.01       $142,874.31
31-Dec-96      $134,132.87      $139,469.72      $135,873.53       $141,045.52
31-Jan-97      $139,806.69      $148,186.57      $142,137.30       $147,886.22
28-Feb-97      $142,155.44      $149,342.43      $143,174.91       $150,060.15
31-Mar-97      $136,909.91      $143,204.45      $138,278.32       $144,657.98
30-Apr-97      $139,374.28      $151,753.76      $143,463.76       $150,733.62
31-May-97      $147,402.24      $160,995.56      $152,458.94       $159,159.63
30-Jun-97      $152,752.94      $168,208.17      $158,282.87       $165,987.58
31-Jul-97      $166,668.74      $181,597.54      $170,945.50       $178,469.84
31-Aug-97      $162,068.68      $171,428.07      $163,218.76       $172,116.32
30-Sep-96      $171,063.49      $180,822.33      $172,783.38       $182,512.14
31-Oct-97      $163,468.27      $174,782.87      $166,442.23       $177,420.05
30-Nov-97      $170,644.53      $182,875.31      $172,783.68       $185,262.02
31-Dec-97      $169,415.89      $186,020.77      $176,619.48       $190,671.67
31-Jan-98      $169,754.72      $188,085.60      $174,447.06       $187,964.13
28-Feb-98      $182,825.83      $201,646.57      $187,530.59       $200,614.12
31-Mar-98      $192,369.34      $211,970.88      $197,038.39       $212,891.70
30-Apr-98      $196,582.23      $214,111.78      $199,363.44       $214,318.08
31-May-98      $189,878.78      $210,429.06      $196,552.42       $211,146.17
30-Jun-98      $191,815.54      $218,972.48      $198,046.22       $213,848.84
31-Jul-98      $179,309.17      $216,629.47      $193,748.61       $210,085.10
31-Aug-98      $150,512.12      $185,304.85      $162,593.84       $178,824.44
30-Sep-98      $157,706.59      $197,182.89      $172,479.54       $189,088.96
31-Oct-98      $171,521.69      $213,213.86      $185,984.69       $203,743.36
30-Nov-98      $177,576.41      $226,134.62      $195,674.49       $213,237.80
31-Dec-98      $178,304.47      $239,159.98      $202,542.67       $220,487.88
31-Jan-99      $174,363.94      $249,156.86      $206,634.03       $222,251.78
28-Feb-99      $175,340.38      $241,408.08      $202,191.40       $219,118.03
31-Mar-99      $179,040.06      $251,064.41      $208,317.80       $223,653.78
30-Apr-99      $201,455.88      $260,780.60      $226,274.79       $244,543.04
31-May-99      $198,998.12      $254,626.18      $222,269.73       $241,853.07
30-Jun-99      $201,823.89      $268,757.93      $230,804.88       $248,866.81
31-Jul-99      $195,204.07      $260,372.68      $223,696.09       $241,575.01
31-Aug-99      $189,406.51      $259,070.82      $218,036.58       $232,612.58
30-Sep-99      $178,439.87      $251,972.28      $209,511.35       $224,494.40
31-Oct-99      $183,614.62      $267,922.12      $221,327.79       $237,425.27
30-Nov-99      $179,556.74      $273,360.94      $220,021.96       $235,573.36
 Dec 1999      $179,251.50      $289,461.90      $228,294.78       $236,704.11
 Jan 2000      $166,435.01      $274,930.92      $221,035.01       $228,987.56
 Feb 2000      $149,392.07      $269,734.72      $207,220.32       $211,973.78
 Mar 2000      $170,381.65      $296,114.78      $228,833.40       $237,834.58
 Apr 2000      $172,017.32      $287,201.72      $227,300.22       $235,075.70
 May 2000      $177,470.27      $281,314.09      $228,004.85       $237,543.99
 Jun 2000      $169,288.89      $288,234.41      $218,998.66       $226,688.23
 Jul 2000      $173,791.97      $283,737.96      $223,378.63       $229,521.84
 Aug 2000      $182,238.26      $301,358.08      $238,345.00       $242,283.25
 Sep 2000      $179,923.84      $285,446.38      $238,297.33       $244,512.26
 Oct 2000      $187,156.77      $284,247.50      $242,753.49       $250,527.26
 Nov 2000      $186,745.03      $261,848.80      $230,324.51       $241,232.70
   Dec 00      $196,119.63      $263,131.86      $242,186.22       $253,318.46
   Jan 01      $195,570.49      $272,473.04      $252,406.48       $254,281.07
   Feb 01      $195,981.19      $247,623.50      $235,671.93       $247,212.05
   Mar 01      $190,689.70      $231,924.17      $226,362.89       $238,485.47
   Apr 01      $201,825.98      $249,944.68      $241,710.29       $250,171.25


The accompanying Disclosure Statement below is an integral part of this presentation and should be read carefully. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS, APRIL 30, 2001

                                                            % OF FUND ASSETS
Duke Energy Corporation                       3.31
Student Loan Corporation                      3.18
UnitedHealth Group, Inc.                      3.14
Sempra Energy                                 2.99
Tenet Healthcare Corporation                  2.95
USA Education, Inc.                           2.94
Int'l Business Machines Corporation           2.88
The Allstate Corporation                      2.81
Fortune Brands, Inc.                          2.77
Albertson's Inc.                              2.75
Total                                        29.72

SECTOR DIVERSIFICATION, APRIL 30, 2001

                                                            % OF FUND ASSETS

                                                          RUSSELL
                                                           1000
                                           PORTFOLIO       VALUE     DIFFERENCE
Technology                                    11.8          3.9          7.9
Health Care                                    6.6          8.4         -1.8
Consumer Cyclical                              7.1          9.8         -2.7
Consumer Staples                               8.8          7.7          1.1
Integrated Oils                                5.8          7.4         -1.6
Other Energy                                   0.0          3.0         -3.0
Materials & Process.                          14.9          4.2         10.7
Producer Durables                              5.4          3.5          1.9
Autos & Transport.                             5.2          3.2          2.0
Financial Services                            24.7         31.1         -6.4
Utilities                                      6.8         14.8         -8.0
Other                                          3.0          3.0          0.0


Note: Portfolio Holdings and Sector Diversification are subject to change

--------------------------------------------------------------------------------
OUTLOOK
The major economic question for the Fund is whether the general weakness in industrial America and the extreme weakness in the technology sector will spill over to consumer spending. If the answer is no, the economy should work its way through the present credit crunch and inventory correction and should continue to grow again at a reasonable pace. In this case, higher stock prices are likely to follow. If, on the other hand, the consumer sector of the economy catches the flu, all bets for a near-term resumption of acceptable economic growth are off and we could be in for an extended period of stock market lethargy. In either scenario, we believe the Fund is positioned to capture the upside benefit. While no drastic sector positioning is in place, quality stocks with downside resilience populate the Fund.

--------------------------------------------------------------------------------
DISCLOSURE STATEMENT
     Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower. More recent returns may be more or less than those shown. Performance figures given assume reinvestment of dividends at NAV and do not take into account any adjustment for taxes payable on reinvested distributions.
     The views expressed in this report are those of the Fund's management only through the end of the period covered by the report as stated on the cover, and are subject to change. They are not intended as investment advice, and are not intended to predict the performance of the securities market or the Fund.
     The Russell 1000 Value Index is an unmanaged index that contains those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth ratios than the Growth universe. Securities in the Fund do not match those in the Index, and the performance of the Fund will differ. Performance figures for the index assume reinvestment of all distributions and interest payments, and do not take into account brokerage fees or taxes.
     The Standard & Poors 500 Index is an index of common stocks frequently used as a general measure of stock market performance. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the Fund do not match those in the Index and performance of the Fund will differ.
     The S&P 500/Barra Value Index is an unmanaged index of those common stocks that have the lowest price-to-book ratios comprising half of the aggregate market capitalization of the S&P 500 Index. The Index is rebalanced semi-annually on January 1 and July 1. Securities in the Fund do not match those in the Index and performance of the Fund will differ. The indexes do not incur an expense, and cannot be purchased directly by investors.
* "Net Expense Ratio" reflects the Fund's annualized expenses after the effect of an expense limitation agreement between the Fund and its Manager. Without this limitation the annualized Total Expense Ratio would have been 0.84%.

================================================================================
DLB ENHANCED INDEX CORE EQUITY FUND
================================================================================
FUND INVESTMENT OBJECTIVE
The DLB Enhanced Index Core Equity Fund seeks to outperform the total return performance of its benchmark, the S&P 500, while maintaining risk characterisitics similar to those of the benchmark.


--------------------------------------------------------------------------------
FUND FACTS
as of April 30, 2001

INCEPTION DATE: August 26, 1996

BENCHMARK: S&P 500

TOTAL ASSETS: $34.7 million

TICKER SYMBOL: DLBQX

NET EXPENSE RATIO*: 0.70%

CUSIP #: 232941609


PORTFOLIO MANAGERS
David L. Babson & Company Inc.'s
Quantitative Investment Team

--------------------------------------------------------------------------------
FUND PERFORMANCE
For the six-month period ending 4/30/01, the Fund returned -22.10% versus -12.07% for the S&P 500, and -26.43% for the Fund's previous benchmark, the Russell 1000 Growth Index. For the four months ended 4/30/01, the Fund returned -6.65% versus -5.01% for the S&P 500 Index, the Fund's new benchmark.

For the six-month period ending April 30, 2001, the Fund's performance lagged the benchmark, in part as a result of the market's extreme volatility and erratic style shifts between growth and value, and not least, the sudden change from a tightening monetary policy to an easing policy. While the model used in this strategy has historically performed exceptionally well when the market has a strong directional trend that can be "picked up" by the model's factors, the changing and volatile nature of the market presented, what we believe to be, a temporary challenge to the model.

MARKET HIGHLIGHTS
The broad market as measured by the S&P 500 Index has been in a bear market for much of 2001 stimulated by the slowing economy. While the economy is not technically in a recession, companies in the U.S. entered a profits recession during the fourth calendar quarter of last year. The reason for this profits recession will be fought over by scholars for years to come. Our best take is that the economy was operating in an absolute labor shortage (similar to the Japanese economy in 1990) and due to this shortage companies shifted spending from labor to capital. This created a capital spending spree, which in turn created a bubble in share prices of technology companies as analysts and managers projected that then current spending would continue indefinitely at the torrid pace of the 1990's.

In the general economy, investment spending slowed dramatically, and just-in-time-inventory controls slowed the manufacturing economy on a dime. Noting this decline, Chairman Greenspan has commented that, since just-in-time inventory caused a rapid decline, it will likely be a shorter lived decline. The problem, as Greenspan has mentioned, is that the consumer is the hinge-pin on the economic landscape now, and if consumption begins to fall this could be a particularly brutal recession. With the consumer now extremely leveraged, a downward spiral caused by high debt and low income would be very severe.

In response, the Federal Reserve began a decisive easing policy. Unlike in the past, this easing has failed to provide a sustained stock market rally. However, volatility has been extremely high in stock prices and the factors that drive prices. The tug-of-war between Federal Reserve liquidity and earnings has whipped stocks around in short-term speculative moves, creating extreme style swings between growth and value.

PORTFOLIO HIGHLIGHTS
The negative performance for this period ending April 30, 2001 is almost totally attributable to January. Detecting the weakening economy, the deteriorating profits outlook and falling stock prices, the Fund favored defensive issues such as insurers, utilities and defense related stocks. This stance was right for most of the period, however in January these stocks dropped dramatically in response to the Federal Reserve's surprise January 3, 2001 0.50% rate cut. Although these stocks have begun to rebound they have not made up all of the ground since the decline.

Interestingly, technology has been a bright spot. The strategy has correctly identified some of the worst performing stocks of the first quarter such as Cisco Systems and Lucent as underperformers. Consequently, these stocks were dramatically under-weighted in the portfolio relative to the benchmark. Another factor affecting performance has been the outperformance of the S&P's smaller stocks over the last nine months and continuing in the first quarter, a marked departure from the last several years.

Total Returns (%)
for periods ended 4/30/01
                                                ANNUALIZED
                      6 MONTHS      1 YEAR    SINCE INCEPTION
                      11/1/00-      5/1/00-      8/26/96-
                      4/30/01       4/30/01      4/30/01
----------------------------------------------------------
DLB                    -22.10       -28.83        14.22
ENHANCED CORE EQUITY
S&P 500                -12.07       -12.97        15.90
RUSSELL                -26.43       -32.25        14.01
1000 GROWTH

Periods over one year are annualized.




Growth of a $100,000 Investment

CUMULATIVE TOTAL RETURN SINCE INCEPTION 8/26/96


                      DLB ENHANCED           RUSSELL 1000
  DATE              INDEX CORE EQUITY        GROWTH INDEX          S&P 500
---------           -----------------        ------------        -----------
                       $100,000.00           $100,000.00         $100,000.00
   Aug-96               $98,500.00           $100,240.00          $97,790.00
30-Sep-96              $106,399.70           $107,537.47         $103,295.58
31-Oct-96              $110,102.41           $108,182.70         $106,146.53
30-Nov-96              $120,099.71           $116,307.22         $114,171.21
31-Dec-96              $118,502.38           $114,027.60         $111,910.62
31-Jan-97              $127,449.31           $122,020.93         $118,905.04
28-Feb-97              $128,163.03           $121,191.19         $119,832.50
31-Mar-97              $123,382.55           $114,634.74         $114,907.38
30-Apr-97              $131,920.62           $122,246.49         $121,767.35
31-May-97              $139,849.05           $131,072.69         $129,182.98
30-Jun-97              $144,631.89           $136,315.60         $134,970.38
31-Jul-97              $160,281.06           $148,365.89         $145,714.02
31-Aug-97              $154,382.71           $139,686.49         $137,554.04
30-Sep-96              $164,510.22           $146,559.07         $145,092.00
31-Oct-97              $153,553.84           $141,136.38         $140,245.93
30-Nov-97              $159,189.26           $147,134.68         $146,739.31
31-Dec-97              $156,674.07           $148,782.58         $149,263.23
31-Jan-98              $160,982.61           $153,231.18         $150,920.05
28-Feb-98              $175,310.06           $164,754.17         $161,801.39
31-Mar-98              $180,586.90           $171,327.86         $170,085.62
30-Apr-98              $181,237.01           $173,692.18         $171,803.48
31-May-98              $178,445.96           $168,759.33         $168,848.46
30-Jun-98              $188,885.05           $179,087.40         $175,703.71
31-Jul-98              $182,368.51           $177,905.42         $173,823.68
31-Aug-98              $151,128.79           $151,201.82         $148,688.78
30-Sep-98              $159,093.27           $162,814.12         $158,219.73
31-Oct-98              $169,322.97           $175,904.37         $171,082.99
30-Nov-98              $184,832.96           $189,290.69         $181,450.62
31-Dec-98              $196,958.00           $206,364.71         $191,902.17
31-Jan-99              $205,013.58           $218,478.32         $199,923.69
28-Feb-99              $193,614.83           $208,493.86         $193,706.06
31-Mar-99              $198,319.67           $219,481.49         $201,454.30
30-Apr-99              $204,150.26           $219,766.82         $209,250.58
31-May-99              $207,008.37           $213,019.98         $204,312.27
30-Jun-99              $219,656.58           $227,931.37         $215,651.60
31-Jul-99              $214,384.82           $220,683.16         $208,923.27
31-Aug-99              $214,256.19           $224,280.29         $207,878.65
30-Sep-99              $208,064.19           $219,570.41         $202,182.78
31-Oct-99              $213,889.98           $236,147.97         $214,980.95
30-Nov-99              $216,627.78           $248,899.96         $219,345.06
 Dec 1999              $239,005.42           $274,785.56         $232,264.49
 Jan 2000              $226,362.04           $261,898.11         $220,604.81
 Feb 2000              $237,068.96           $274,704.93         $216,435.38
 Mar 2000              $265,019.39           $294,373.81         $237,602.76
 Apr 2000              $264,197.83           $280,361.61         $230,450.91
 May 2000              $254,475.35           $266,231.39         $225,726.67
 Jun 2000              $260,862.68           $286,411.73         $231,279.55
 Jul 2000              $245,993.51           $274,468.36         $227,671.59
 Aug 2000              $281,588.77           $299,307.74         $241,809.99
 Sep 2000              $244,334.58           $270,993.23         $229,042.42
 Oct 2000              $241,402.56           $258,175.25         $228,080.45
 Nov 2000              $208,040.73           $220,120.22         $210,107.71
   Dec 00              $201,445.84           $213,164.42         $211,137.23
   Jan 01              $204,568.25           $227,894.08         $218,632.61
   Feb 01              $186,484.41           $189,197.67         $198,693.31
   Mar 01              $175,183.46           $168,612.96         $186,096.16
   Apr 01              $188,059.44           $189,942.50         $200,555.83



The accompanying Disclosure Statement below is an integral part of this presentation and should be read carefully. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS, APRIL 30, 2001
                                                            % OF FUND ASSETS
General Electric Company                      4.18
Microsoft Corporation                         3.16
Exxon Mobil Corporation                       2.73
Pfizer Inc.                                   2.37
Citigroup Inc.                                2.17
Intel Corporation                             1.85
Wal-Mart Stores, Inc.                         1.83
Int'l Business Machines Corporation           1.79
Merck & Company, Inc.                         1.55
Verizon Communications                        1.35
Total                                        22.98


SECTOR DIVERSIFICATION, APRIL 30, 2001
                                                          % OF FUND HOLDINGS

                                                            S&P
                                           PORTFOLIO        500      DIFFERENCE
Technology                                    15.9         18.2         -2.3
Health Care                                   12.7           13         -0.3
Consumer Cyclical                             11.1         12.4         -1.3
Consumer Staples                               6.8          6.8          0.0
Integrated Oils                                6.1          5.5          0.6
Other Energy                                   3.2          2.7          0.5
Materials & Process.                           3.0          2.7          0.3
Producer Durables                              3.2          3.1          0.1
Autos & Transport.                             2.0          1.9          0.1
Financial Services                            19.8         18.1          1.7
Utilities                                      9.5          9.2          0.3
Other                                          6.7          6.5          0.2

Note: Portfolio Holdings and Sector Diversification are subject to change

--------------------------------------------------------------------------------
OUTLOOK
We believe that there are two strong factors driving stock prices - 1) corporate profits, which have dropped dramatically in the past two quarters and, 2) the Federal Reserve's aggressive easing policy, which generally has a positive impact on economic growth and corporate profits. The predominant risk now is that actual earnings later in the year will come in below expectations putting further downside pressure on share prices.

DISCLOSURE STATEMENT
     Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower. More recent returns may be more or less than those shown. Performance figures given assume reinvestment of dividends at NAV and do not take into account any adjustment for taxes payable on reinvested distributions.
     The views expressed in this report are those of the Fund's management only through the end of the period covered by the report as stated on the cover, and are subject to change. They are not intended as investment advice, and are not intended to predict the performance of the securities market or the Fund.
     The Fund changed its investment objective, strategies and policies on December 18, 2000; the performance results shown above would not necessarily have been achieved had the Fund's current objective, strategies and policies been in effect for the periods for which performance results are presented. As a result, the Fund will in the future only compare its returns to the S&P 500 Index.
     The Standard & Poors 500 Index is an index of common stocks frequently used as a general measure of stock market performance. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the Fund do not match those in the Index and performance of the Fund will differ.
     The Russell 1000 Growth Index is an unmanaged index that contains those Russell 1000 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book ratios and higher forecasted growth values than the Value universe. Securities in the Fund do not match those in the Index, and performance of the Fund will differ. Performance figures for the index assume reinvestment of all distributions and interest payments, and do not take into account brokerage fees or taxes. The indexes do not incur an expense, and cannot be purchased directly by investors.
* "Net Expense Ratio" reflects the Fund's annualized expenses after the effect of an expense limitation agreement between the Fund and its Manager. Without this limitation the annualized Total Expense Ratio would have been 1.02%.

================================================================================
DLB ENHANCED INDEX GROWTH FUND
================================================================================
FUND INVESTMENT OBJECTIVE
The DLB Enhanced Index Growth Fund seeks to outperform the total return performance of its benchmark, the Russell 1000 Growth Index, while maintaining risk characterisitics similar to those of the benchmark.


--------------------------------------------------------------------------------
FUND FACTS
as of April 30, 2001

INCEPTION DATE: December 19, 2000

BENCHMARK:  Russell 1000 Growth

TOTAL ASSETS:  $23.1 million

TICKER SYMBOL:  DEIGX

NET EXPENSE RATIO*:  0.70%

CUSIP #: 232941831



PORTFOLIO MANAGERS
David L. Babson & Company Inc.'s
Quantitative Investment Team

--------------------------------------------------------------------------------
FUND PERFORMANCE
The Fund has outperformed its benchmark, the Russell 1000 Growth Index, returning -7.40% versus -12.27% respectively, for the period since inception (December 19, 2000) through April 30, 2001. For the four months ended 4/30/01, the Fund returned -10.88% versus -10.90% for the Fund's benchmark. The model has been extremely effective discriminating between strong and weak performing stocks.

Since inception, despite a challenging January and a poor growth investment environment overall, the Fund has generated relative excess returns with index-like risk characteristics. The sudden Federal Reserve easing in January as well as the persistent uncertainty over future Federal Reserve easing actions and corporate profits generated extremely volatile markets and erratic style swings between growth and value. While the model used in this strategy historically performs exceptionally well when the market has a strong directional trend that can be "picked up" by the model's factors, the changing and volatile nature of the market has presented challenges year-to-date.

MARKET HIGHLIGHTS
The Russell 1000 Growth Index has been in a bear market for much of 2001 as have most broad equity indices. While the economy is not technically in a recession, companies in the U.S. entered a profits recession during the fourth calendar quarter of last year. The reason for the current recession will be fought over by scholars for years to come. Our best take is that the economy was operating in an absolute labor shortage (similar to the Japanese economy in 1990) and due to this shortage companies shifted spending from labor to capital. This created a capital spending spree which in turn created a bubble in share prices of technology companies as analysts and managers projected that then current spending would continue indefinitely at the torrid pace of the 1990's. When the bubble did burst, the growth and technology stocks that had been disproportionate beneficiaries of the stock market bubble were particularly hard hit, dragging the market into negative territory.

In the general economy, investment spending slowed dramatically, and just-in-time-inventory controls slowed the manufacturing economy on a dime. Noting this decline, Chairman Greenspan has commented that, since just-in-time inventory caused a rapid decline, it will likely be a shorter lived decline. The problem, as Greenspan has mentioned, is that the consumer is the hinge-pin on the economic landscape now, and if consumption begins to fall this could be a particularly brutal recession. With the consumer now extremely leveraged, a downward spiral caused by high debt and low income would be very severe.

In response, the Federal Reserve began a decisive easing policy. Unlike in the past, this easing has failed to provide a sustained stock market rally. Furthermore, volatility has been extremely high in stock prices and the factors that drive prices. The tug-of-war between Federal Reserve liquidity and earnings has whipped stocks around in short-term speculative moves, creating extreme style swings between growth and value.

Total Returns (%)
for the period ended 4/30/01

                                           ANNUALIZED
                                        SINCE INCEPTION
                                            12/19/00
-------------------------------------------------------
DLB ENHANCED INDEX GROWTH                    -7.40
RUSSELL 1000 GROWTH                         -12.27




Growth of a $100,000 Investment

CUMULATIVE TOTAL RETURN SINCE INCEPTION 12/19/00

                DLB ENHANCED               RUSSELL
 DATE           INDEX GROWTH             1000 GROWTH
 ----           ------------             -----------
                  $100,000                $100,000
Dec 00            $103,900                 $96,840
Jan 01            $110,300                $103,532
Feb 01             $91,902                 $85,952
Mar 01             $82,501                 $76,600
Apr 01             $92,599                 $86,290
May 01             $91,302                 $85,022



The accompanying Disclosure Statement below is an integral part of this presentation and should be read carefully. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS, APRIL 30, 2001

                                                            % OF FUND ASSETS
General Electric Company                      8.68
Pfizer Inc.                                   6.29
Microsoft Corporation                         5.86
Intel Corporation                             4.50
AOL Time Warner, Inc.                         3.94
Int'l Business Machines Corporation           3.23
Wal-Mart Stores, Inc.                         2.79
Cisco Systems, Inc.                           2.55
The Home Depot, Inc.                          2.32
Merck & Company, Inc.                         2.07
Total                                        42.23



SECTOR DIVERSIFICATION, APRIL 30, 2001
                                                            % OF FUND ASSETS

                                                          RUSSELL
                                                           1000
                                           PORTFOLIO      GROWTH     DIFFERENCE
Technology                                    35.8         38.2         -2.4
Health Care                                   21.9         21.0          0.9
Consumer Cyclical                             15.4         15.1          0.3
Consumer Staples                               4.9          4.2          0.7
Integrated Oils                                0.1          0.0          0.1
Other Energy                                   2.8          2.3          0.5
Materials & Process.                           0.2          0.1          0.1
Producer Durables                              2.5          2.8         -0.3
Autos & Transport.                             0.5          0.5          0.0
Financial Services                             4.5          3.6          0.9
Utilities                                      2.5          2.9         -0.4
Other                                          8.8          9.3         -0.5


Note: Portfolio Holdings and Sector Diversification are subject to change

--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
Given the Fund's tight risk controls versus the benchmark, sector weightings and characteristics were very similar to the Russell 1000 Growth during the period.

The Fund's better-than-benchmark results since inception are attributable to the model's ability to discriminate between strong and weak stocks during most of the period. The valuation factor has been strong, doing a good job selecting stocks and sectors. Within value, cash flow measures have been more effective than traditional value measures due to bankruptcy fears. Other than valuation, cap size has been a significant determinant of stock returns, with larger caps doing relatively better. Factor volatility has been high in the growth universe, however, making it difficult to find consistently good indicators.

Interestingly, technology has been a bright spot. The model has done very well in the technology sector on both sector weighting and stock selection, correctly identifying some of the worst performing stocks of the period. Underweightings in telecom equipment makers such as Lucent, Motorola and JDS Uniphase helped relative performance versus the Fund's benchmark.

OUTLOOK
We believe that there are two strong factors driving stock prices - 1) corporate profits, which have dropped dramatically in the past two quarters and which show no sign of abating and, 2) the Federal Reserve's aggressive easing policy, which generally has a positive impact on economic growth and corporate profits. While it is likely that the profits outlook will deteriorate further before there is improvement, the stock market is now beginning to discount a recovery before seeing the data from companies. The predominant risk now is that actual earnings later in the year will come in below expectations, putting further downside pressure on share prices.

--------------------------------------------------------------------------------
DISCLOSURE STATEMENT
     Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower. More recent returns may be more or less than those shown. Performance figures given assume reinvestment of dividends at NAV and do not take into account any adjustment for taxes payable on reinvested distributions.
     The views expressed in this report are those of the Fund's management only through the end of the period covered by the report as stated on the cover, and are subject to change. They are not intended as investment advice, and are not intended to predict the performance of the securities market or the Fund.
     The Russell 1000 Growth Index is an unmanaged index that contains those Russell 1000 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book ratios and higher forecasted growth values than the Value universe. Securities in the Fund do not match those in the Index, and performance of the Fund will differ. Performance figures for the index assume reinvestment of all distributions and interest payments, and do not take into account brokerage fees or taxes. The indexes do not incur an expense, and cannot be purchased directly by investors.
* "Net Expense Ratio" reflects the Fund's annualized expenses after the effect of an expense limitation agreement between the Fund and its Manager. Without this limitation the annualized Total Expense Ratio would have been 1.34%.

================================================================================
DLB ENHANCED INDEX VALUE FUND
================================================================================
FUND INVESTMENT OBJECTIVE
The DLB Enhanced Index Value Fund seeks to outperform the total return performance of its benchmark, the Russell 1000 Value Index, while maintaining risk characterisitics similar to those of the benchmark.


--------------------------------------------------------------------------------
FUND FACTS
as of April 30, 2001

INCEPTION DATE:  December 19, 2000

BENCHMARK: Russell 1000 Value

TOTAL ASSETS:  $25.6 million

TICKER SYMBOL:  DENVX

NET EXPENSE RATIO*:  0.70%

CUSIP #: 232941849



PORTFOLIO MANAGERS
David L. Babson & Company Inc.'s
Quantitative Investment Team

--------------------------------------------------------------------------------
FUND PERFORMANCE
The Fund has outperformed its benchmark, the Russell 1000 Value Index, returning 2.50% versus 2.15% since its inception (December 19, 2000) through April 30, 2001. For the four months ended 4/30/01, the Fund returned -2.47% versus -1.24% for its benchmark.

Despite a challenging January, the Fund has generated excess returns with index-like risk characteristics since inception. The Fund's year-to-date underperformance is due almost entirely to January when the market rallied dramatically after the January 3, 2001 half-point rate cut. The sudden Federal Reserve easing in response to a dramatic deceleration in economic growth generated extremely volatile markets and erratic style swings between growth and value. While the model used in this strategy historically performs exceptionally well when the market has a strong directional trend that can be "picked up" by the model's factors, the changing and volatile nature of the market has presented, what we believe to be, temporary challenges year-to-date.

MARKET HIGHLIGHTS
The stock market has been in a bear market for much of 2001 with value, while still in negative territory, faring relatively better than the broad market or growth styles. While the economy is not technically in a recession, companies in the U.S. entered a profits recession during the fourth calendar quarter of last year. The reason for the current recession will be fought over by scholars for years to come. Our best take is that the economy was operating in an absolute labor shortage (similar to the Japanese economy in 1990) and due to this shortage companies shifted spending from labor to capital. This created a capital spending spree, which in turn created a bubble in share prices of technology companies as analysts and managers projected that then current spending would continue indefinitely at the torrid pace of the 1990's.

In the general economy, investment spending slowed dramatically, and just-in-time-inventory controls slowed the manufacturing economy on a dime. Noting this decline, Chairman Greenspan has commented that, since just-in-time inventory caused a rapid decline, it will likely be a shorter lived decline. The problem, as Greenspan has mentioned, is that the consumer is the hinge-pin on the economic landscape now, and if consumption begins to fall this could be a particularly brutal recession. With the consumer now extremely leveraged, a downward spiral caused by high debt and low income would be very severe.

In response, the Federal Reserve began a decisive easing policy. Unlike in the past, this easing has failed to provide a sustained stock market rally. However, volatility has been extremely high in stock prices and the factors that drive prices. The tug-of-war between Federal Reserve liquidity and earnings has whipped stocks around in short-term speculative moves, creating extreme style swings between growth and value.

Total Returns (%)
for the period ended 4/30/01

                                  ANNUALIZED
                                SINCE INCEPTION
                                   12/19/00
-------------------------------------------
DLB ENHANCED INDEX VALUE              2.50
RUSSELL 1000 VALUE                    2.15





Growth of a $100,000 Investment

CUMULATIVE TOTAL RETURN SINCE INCEPTION 12/19/00

              DLB ENHANCED          RUSSELL
 DATE         INDEX VALUE          1000 VALUE
 ----         -----------          ----------
                $100,000            $100,000
Dec 00          $105,100            $105,010
Jan 01          $103,996            $105,409
Feb 01          $101,199            $102,479
Mar 01           $97,900             $98,861
Apr 01          $102,501            $103,705
May 01          $104,705            $106,039




The accompanying Disclosure Statement below is an integral part of this presentation and should be read carefully. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS, APRIL 30, 2001
                                                            % OF FUND ASSETS

Exxon Mobil Corporation                       4.67
Citigroup Inc.                                3.78
Verizon Communications                        2.26
SBC Communications, Inc.                      2.16
Philip Morris Companies, Inc.                 2.13
Johnson & Johnson                             1.96
American International Group, Inc.            1.60
JP Morgan Chase & Company                     1.46
Bank of America Corporation                   1.42
Federal National Mortgage Association         1.38
Total                                        22.82


SECTOR DIVERSIFICATION, APRIL 30, 2001
                                                            % OF FUND HOLDINGS

                                                          RUSSELL
                                                           1000
                                            PORTFOLIO      VALUE      DIFFERENCE
Technology                                     2.5          3.9         -1.4
Health Care                                    8.8          8.4          0.4
Consumer Cyclical                              9.7          9.8         -0.1
Consumer Staples                               7.8          7.7          0.1
Integrated Oils                                8.0          7.4          0.6
Other Energy                                   4.0          3.0          1.0
Materials & Process.                           3.6          4.2         -0.6
Producer Durables                              3.5          3.5          0.0
Autos & Transport.                             3.3          3.2          0.1
Financial Services                            32.6         31.1          1.5
Utilities                                     14.0         14.8         -0.8
Other                                          2.4          3.0         -0.6

Note: Portfolio Holdings and Sector Diversification are subject to change
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
The Fund's outperformance since inception is attributable to the value model's stock selection success; the Fund is not taking any large industry or sector bets. The Fund added value both through overweights in stocks such as Philip Morris and Texaco and from underweights in stocks such as Coca-Cola and ExxonMobil. The Fund was helped by overweights in refining and oil production stocks. Technology was also a bright spot as the value model did very well on both sector weighting (the Fund had an underweight) and sector selection (identifying weak performing stocks). The portfolio was hurt early in the year by an overweight position in large banks and by underweight positions in stocks that rallied in January after the surprise Federal Reserve rate cut.

Since inception, relative value has been the model's best performing factor, with positive contributions from both price and earnings momentum factors. Factor volatility has been high as the market and the value universe sorts out a consistent trend in the market, something made difficult by the ebb-and-flow environment surrounding future rate cuts and market sentiment.

OUTLOOK
We believe that there are two strong factors driving stock prices - 1) corporate profits, which have dropped dramatically in the past two quarters and, 2) the Federal Reserve's aggressive easing policy, which generally has a positive impact on economic growth and corporate profits. The predominant risk now is that actual earnings later in the year will come in below expectations, putting further downside pressure on share prices.

--------------------------------------------------------------------------------
DISCLOSURE STATEMENT
     Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower. More recent returns may be more or less than those shown. Performance figures given assume reinvestment of dividends at NAV and do not take into account any adjustment for taxes payable on reinvested distributions.
     The views expressed in this report are those of the Fund's management only through the end of the period covered by the report as stated on the cover, and are subject to change. They are not intended as investment advice, and are not intended to predict the performance of the securities market or the Fund.
     The Russell 1000 Value Index is an unmanaged index that contains those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth ratios than the Growth universe. Securities in the Fund do not match those in the Index, and the performance of the Fund will differ. Performance figures for the index assume reinvestment of all distributions and interest payments, and do not take into account brokerage fees or taxes. The indexes do not incur an expense, and cannot be purchased directly by investors.
* "Net Expense Ratio" reflects the Fund's annualized expenses after the effect of an expense limitation agreement between the Fund and its Manager. Without this limitation the annualized Total Expense Ratio would have been 1.30%.

================================================================================
DLB TECHNOLOGY FUND
================================================================================
FUND INVESTMENT OBJECTIVE
The DLB Technology Fund seeks long-term growth of capital.


--------------------------------------------------------------------------------
FUND FACTS
as of April 30, 2001

INCEPTION DATE: September 5, 2000

BENCHMARK: NASDAQ 100

MANAGER TENURE:  Since Inception

TOTAL ASSETS:  $15.0 million

TICKER SYMBOL:  DLBTX

NET EXPENSE RATIO*:  1.30%

CUSIP #: 232941856


PORTFOLIO MANAGERS
David L. Babson & Company Inc.'s
Team of Investment Professionals

--------------------------------------------------------------------------------
FUND PERFORMANCE
The DLB Technology Fund has outperformed its benchmark, the NASDAQ 100, for the six-month period ending April 30, 2001, returning -33.25% and -42.47%, respectively. This positive relative performance was driven by timely overweight to the computer software and services segment, and the semiconductor segment of the investable universe. The Fund also outperformed relative to the benchmark due to strong stock selection of companies with stong cash flow and good price to cash ratios. Experience has taught us that these concepts tend to capture outperformance in up and down markets.

MARKET HIGHLIGHTS
A considerable technology sell-off at year-end 2000, driven by the collapse of dot.com valuations, a significant capital crunch in the telecommunications segment, and an overall information technology spending slowdown, posed strong challenges to all technology funds.

Volatility has also been a consistent factor for the NASDAQ this year which was up 15% for two months and down 18% for two months during the six month period ending April 30, 2001. Positive trends seem to indicate that money continues to return to the NASDAQ with each Federal Reserve rate cut. Rate cuts typically have driven higher valuations on a discounted cash flow basis, and add conviction to the possibility of improved fundamentals.

PORTFOLIO HIGHLIGHTS
The portfolio's strategy continues to be driven by consistent focus on stocks that benefit from the return to centralized computing. Computing is increasingly networked to the global Internet infrastructure by way of servers and handheld devices. High quality software and services stocks remain overweight, as the market once again focuses on fundamentals, cash flows and relative valuations. As a result, the portfolio is also overweight in the semiconductor segment in anticipation of signs of improving demand, which is typically manifested early in an up-cycle.

Total Returns (%)
for periods ended 4/30/01
                                    ANNUALIZED
                      6 MONTHS   SINCE INCEPTION
                      11/01/00-      9/5/00-
                       4/30/01       4/30/01
-------------------------------------------------
DLB TECHNOLOGY         -33.25        -40.99
NASDAQ 100             -42.47        -53.46




Growth of a $50,000 Investment

CUMULATIVE TOTAL RETURN SINCE INCEPTION 9/5/00

 DATE                  DLB TECHNOLOGY                 NASDAQ 100
------                 --------------                 ----------
                         $50,000.00                   $50,000.00
Sep 00                   $47,950.00                   $43,550.00
Oct 00                   $44,200.31                   $40,035.52
Nov 00                   $33,950.26                   $30,575.12
Dec 00                   $32,310.46                   $28,563.28
Jan 01                   $38,924.41                   $31,630.98
Feb 01                   $28,804.06                   $23,280.40
Mar 01                   $24,397.04                   $19,192.36
Apr 01                   $29,505.78                   $22,631.63
May 01                   $27,953.78                   $21,957.21



The accompanying Disclosure Statement below is an integral part of this presentation and should be read carefully. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS, APRIL 30, 2001
                                                            % OF FUND ASSETS
Microsoft Corporation                         5.92
Symantec Corporation                          4.97
Informix Corporation                          3.44
EMC Corporation                               3.38
Micron Technology, Inc.                       2.97
Sabre Holdings Corporation                    2.86
Int'l Business Machines Corporation           2.84
Analog Devices, Inc.                          2.81
Sun Microsystems, Inc.                        2.58
Cisco Systems, Inc.                           2.22
Total                                        33.99



SECTOR DIVERSIFICATION, APRIL 30, 2001
                                                          % OF FUND HOLDINGS

                                                           S&P
                                            PORTFOLIO      500       DIFFERENCE
Computer/Software                             36.4         27.9          8.5
Comm. Equipment                                9.1         10.4         -1.3
Semi Conductors                               22.0         16.3          5.7
Computer Hardware                              6.5          5.2          1.3
Networking                                     3.8          4.7         -0.9
Semiconductor Equip.                           3.3          3.3          0.0
Peripherals                                    4.1          1.3          2.8
Contract Manufact.                             3.5          1.8          1.7
Telecom Services                               1.9          7.5         -5.6

Note: Portfolio Holdings and Sector Diversification are subject to change

--------------------------------------------------------------------------------
OUTLOOK
We expect signs of demand stabilization to continue throughout the remainder of 2001, and price-to-sales and price-to-equity multiple compression to recover going forward. Continued Federal Reserve easing should raise specter of increased information technology spending by corporations because capital budgets should be reset higher based on lower discount rate assumptions.

We also expect a broad return to stock selection based on fundamentals such as cash flow, profitability and earnings growth, balanced by relative valuations. Technology stocks, in general, should recover once 2002 earnings estimates become more grounded and 2003 estimates are initiated. We believe 2003 estimates will reflect more normalized earnings as fundamentals begin to improve.

--------------------------------------------------------------------------------
DISCLOSURE STATEMENT
     Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower. More recent returns may be more or less than those shown. Performance figures given assume reinvestment of dividends at NAV and do not take into account any adjustment for taxes payable on reinvested distributions.
     The views expressed in this report are those of the Fund's management only through the end of the period covered by the report as stated on the cover, and are subject to change. They are not intended as investment advice, and are not intended to predict the performance of the securities market or the Fund.
     The NASDAQ 100 Index represents the largest and most active non-financial domestic and international issues listed on The NASDAQ Stock Market based on market capitalization. Securities in the Fund do not match those in the Index, and performance of the Fund will differ. Performance figures for the index assume reinvestment of all distributions and interest payments, and do not take into account brokerage fees or taxes. The index does not incur an expense, and cannot be purchased directly by investors.
* "Net Expense Ratio" reflects the Fund's annualized expenses after the effect of an expense limitation agreement between the Fund and its Manager. Without this limitation the annualized Total Expense Ratio would have been 1.83%.

================================================================================
DLB SMALL CAPITALIZATION VALUE FUND
================================================================================
FUND INVESTMENT OBJECTIVE
The DLB Small Capitalization Value Fund seeks long-term capital appreciation primarily through investment in small to medium sized companies.


--------------------------------------------------------------------------------
FUND FACTS
as of April 30, 2001

INCEPTION DATE: December 19, 2000

BENCHMARK: Russell 2000 Value

MANAGER TENURE: Since Inception

TOTAL ASSETS:  $61.8 million

TICKER SYMBOL:  DSMVX

NET EXPENSE RATIO*:  0.85%

CUSIP #: 232941823


PORTFOLIO MANAGER
Lance F. James
Managing Director
Portfolio Manager

David L. Babson & Company Since 1986
Hewitt Associates- 2 years
EBF Associates of Boston- 1 year
Rockwell International- 5 years

Princeton University, A.B., 1976
Wharton School, M.B.A., 1978

--------------------------------------------------------------------------------
FUND PERFORMANCE
The Fund returned 5.20% for the period since its inception (December 19, 2000) to April 30, 2001, trailing the return of its benchmark, the Russell 2000 Value Index which returned 12.42%. The Fund was just behind the broader Russell 2000 Index which returned 6.33% for the same time period.

MARKET HIGHLIGHTS
Seismic shifts in investor psychology have driven strong flows to value strategies that are producing superior returns, as technology valuation and projected growth rates have come back to earth. Investors have observed drops in consumer confidence and industrial production. Consumer spending has remained stable, but purchases of capital goods and inventory by corporations seem to have hit a bottom.

On the broad market front, small capitalization stocks continue to outperform larger capitalization stocks with "micro-cap" and "deep value" sub-sectors showing the best performance through April 30, 2001. In addition, Federal Reserve short-term interest rate cuts have not had a dramatically positive effect on the market, but could provide the backdrop for future strength.

PORTFOLIO HIGHLIGHTS
The Fund's overweighted position in consumer discretionary stocks helped performance since its inception, while its overweight in producer durables (capital goods) hurt. The technology sector, which has been a weak performer in 2001, hurt the Fund versus its benchmark, the Russell 2000 Value Index.

Currently the Fund remains overweighted in consumer discretionary, producer durables, and energy stocks, as we believe the combination of valuations and fundamentals in these sectors hold the highest potential for positive investment returns. It is underweighted in healthcare, materials & processing, utilities, and financials versus both its benchmark, the Russell 2000 Value Index, and the broader Russell 2000 Index.

OUTLOOK
Speculative excesses in financial markets have real world effects separate from immediate gains or losses experienced by investors. The great US speculative bubble of 1999 and early 2000 encouraged a misallocation of capital that, we believe, will reduce future domestic economic growth. One can see the potential ill effects on the real economy from the example of Japan, which has yet to fully recover from the massive misallocation of capital encouraged by its financial bubble of the 1980's.

In the United States, capital was allocated to Internet companies to build infrastructure for business models doomed to financial failure and to spend on high profile advertising. The ongoing value of much of that capital investment is marginal. In other sectors of technology, capital was allocated to increase productive capacity to meet demand that was projected to grow at impossibly high rates. This productive capacity is coming in line now that demand is slowing dramatically, if not declining.

These depressing effects on economic growth are being offset by stimulative monetary and (potentially) fiscal policy. A meaningful tax cut combined with an easing Federal Reserve should sustain overall growth while the consequences of speculative capital misallocation are worked out. The consumer has remained remarkably resilient through the recent slowdown.

Small cap stocks, which have now beaten large cap stock performance in six of the past eight quarters, remain very attractively valued versus their large cap counterparts. Also, as the Federal Reserve eases, credit spreads should narrow to the benefit of smaller companies. As larger companies seek to achieve earnings growth in a slowing economy, accretive acquisitions of more cheaply valued small companies will become increasingly commonplace. We believe, therefore, that the current small cap cycle is still in its early stages.

Total Returns (%)
for the period ended 4/30/01

                                  ANNUALIZED
                                SINCE INCEPTION
                                    12/19/00
-----------------------------------------------
DLB SMALL CAP VALUE                  5.20
RUSSELL 2000 VALUE INDEX 12.42
RUSSELL 2000 INDEX                   6.33




Growth of a $100,000 Investment

CUMULATIVE TOTAL RETURN SINCE INCEPTION 12/19/00

                 DLB SMALL         RUSSELL
 DATE            CAP VALUE        2000 VALUE       RUSSELL 2000
------           ---------        ----------       ------------
                  $100,000         $100,000          $100,000
Dec 00            $102,900         $110,740          $108,590
Jan 01            $105,102         $113,796          $114,248
Feb 01            $102,506         $113,637          $106,753
Mar 01             $98,908         $111,819          $101,533
Apr 01            $105,209         $116,996          $109,473
May 01            $107,513         $120,003          $112,166



The accompanying Disclosure Statement below is an integral part of this presentation and should be read carefully. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS, APRIL 30, 2001
                                                            % OF FUND ASSETS
Commerce Bancorp, Inc.                        4.43
BJ's Wholesale Club, Inc.                     4.41
Newport News Shipbuilding                     3.63
Golden State Bancorp, Inc.                    3.56
Herman Miller, Inc.                           3.27
Commscope Inc.                                3.14
Respironics Inc.                              3.12
Advo, Inc.                                    3.09
EGL, Inc.                                     3.00
True North Communications, Inc.               2.82
Total                                        34.47


SECTOR DIVERSIFICATION, APRIL 30, 2001
                                                            % OF FUND ASSETS

                                                          RUSSELL
                                            PORTFOLIO      2000      DIFFERENCE
Technology                                     7.3          9.6         -2.3
Health Care                                    6.4         13.5         -7.1
Consumer Cyclical                             24.3         17.3          7.0
Consumer Staples                               0.0          2.9         -2.9
Integrated Oils                                0.0          0.1         -0.1
Other Energy                                   4.8          4.5          0.3
Materials & Process.                           4.3          9.9         -5.6
Producer Durables                             19.7          9.2         10.5
Autos & Transport.                             3.9          3.5          0.4
Financial Services                            21.4         22.2         -0.8
Utilities                                      4.8          6.3         -1.5
Other                                          3.1          1.1          2.0


Note: Portfolio Holdings and Sector Diversification are subject to change

--------------------------------------------------------------------------------
DISCLOSURE STATEMENT
     Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower. More recent returns may be more or less than those shown. Performance figures given assume reinvestment of dividends at NAV and do not take into account any adjustment for taxes payable on reinvested distributions.
     The views expressed in this report are those of the Fund's management only through the end of the period covered by the report as stated on the cover, and are subject to change. They are not intended as investment advice, and are not intended to predict the performance of the securities market or the Fund.
     Investing in smaller companies involves special risks, including higher volatility and lower liquidity.
     The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Securities in the Fund do not match those in the Index, and performance of the Fund will differ.
     The Russell 2000 Index is an unmanaged index that measures the performance of the 2000 smallest stocks in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the U.S. equity market capitalization and the Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000 Index. Securities in the Fund do not match those in the Index, and performance of the Fund will differ. Performance figures for the index assume reinvestment of all distributions and interest payments, and do not take into account brokerage fees or taxes. The indexes do not incur an expense, and cannot be purchased directly by investors.
* "Net Expense Ratio" reflects the Fund's annualized expenses after the effect of an expense limitation agreement between the Fund and its Manager. Without this limitation the annualized Total Expense Ratio would have been 1.00%.

================================================================================
DLB SMALL COMPANY OPPORTUNITIES FUND
================================================================================
FUND INVESTMENT OBJECTIVE
The DLB Small Company Opportunities Fund seeks long-term capital appreciation through investing primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Fund's investment manager to be realistically valued.


--------------------------------------------------------------------------------
FUND FACTS
as of April 30, 2001

INCEPTION DATE: July 20, 1998

BENCHMARK: Russell 2000

MANAGER TENURE: Since Inception

TOTAL ASSETS: $164.3 million

TICKER SYMBOL:  DLBMX

TOTAL EXPENSE RATIO*:  1.30%

CUSIP #: 232941807



PORTFOLIO MANAGERS
Paul Szczygiel, CFA
Managing Director

David L. Babson & Company
  Since 1994
Bear Stearns
  8 years-Associate Director
Standard & Poor's
  2 years-Analyst

Clark University, B.A., 1982
Clark University, M.B.A., 1984
Chartered Financial Analyst

Robert Baumbach, CFA
Managing Director

David L. Babson & Company
  Since 1999
Putnam Investments
  5 years- Sr. Vice President
Keystone Custodian Funds
  4 years-Vice President
Standard & Poor's
  5 years-Sr. Analyst

Towson State University, B.A., 1982
Univeristy of Baltimore, M.S., 1985

Chartered Financial Analyst

--------------------------------------------------------------------------------
FUND PERFORMANCE
Performance for the DLB Small Company Opportunities Fund was superior during the six-month period ended April 30, 2001. The Fund appreciated 19.31%, well ahead of its benchmark, the Russell 2000 Index, which declined by 1.77% during the same period. The Fund, while not deeply value-oriented, is at the very small end of small capitalization stocks. This is a portion of the investable universe that from 1997 through 1999, when larger, growth-oriented companies witnessed massive upward valuations in their stock prices, was dramatically under bought. This dynamic provided the Fund with strong buying opportunities that have steadily paid off, along with current additions, over the last two years. The last 6 months have proven the strategy's value in providing superior long-term returns and real equity diversification, without taking the enormous risk that many high-octane growth managers took on in the tech-driven years of the late 1990's.

MARKET HIGHLIGHTS
Near term style trends have driven strong flows to value strategies versus those of growth, as projected equity growth rates have come back to earth. As a result, slow economic growth (evidenced by drops in consumer confidence and industrial production) has promoted consumer spending stability, but businesses have postponed purchases of capital goods and inventories seem to have hit bottom.

Small capitalization stocks continue to outperform larger capitalization stocks with "micro-cap" and "deep value" sub-sectors showing the best performance through April 30, 2001. In addition, Federal Reserve short-term interest rate cuts have not had a dramatically positive effect on market, but could provide the backdrop for future strength.

PORTFOLIO HIGHLIGHTS
The Fund continues to rely strongly on bottom-up stock selection. Market sentiment as it relates to sector bets plays no role in the process and sectors are established through the population of security level purchases. The Fund has tended to be somewhat insulated from broad style shifts or market trends, and will endeavor to continue to be constructed this way going forward. Our strategy has always avoided heavy cyclicals, and tends to pay off especially when the overall stock market is down. Risk control continues to be a very important element of our process on a long-term basis, and is monitored both at the sector and stock level.

Total Returns (%)
for periods ended 4/30/01

                                                 ANNUALIZED
                      6 MONTHS      1 YEAR    SINCE INCEPTION
                      11/1/00-      5/1/00-       7/20/98-
                      4/30/01       4/30/01       4/30/01
-------------------------------------------------------------
DLB SMALL              19.31         33.36         16.53
COMPANY OPPS.
RUSSELL 2000           -1.77         -2.86          3.07
RUSSELL 2000           14.62         24.25          4.77
VALUE

Periods over one year are annualized.





Growth of a $100,000 Investment

CUMULATIVE TOTAL RETURN SINCE INCEPTION 7/20/98


                 SMALL COMPANY          RUSSELL          RUSSELL 2000
  DATE           OPPORTUNITIES         2000 INDEX        VALUE INDEX
---------        -------------         ----------        -----------
                  $100,000.00         $100,000.00        $100,000.00
   Jul-98          $95,100.00          $90,860.00         $91,496.51
31-Aug-98          $74,301.63          $73,214.99         $77,167.40
30-Sep-98          $77,704.64          $78,947.72         $81,525.30
31-Oct-98          $80,401.00          $82,168.79         $83,946.03
30-Nov-98          $82,097.46          $86,474.43         $86,218.26
31-Dec-98          $86,095.60          $91,827.20         $88,921.80
31-Jan-99          $83,598.83          $93,048.50         $86,903.46
28-Feb-99          $78,699.94          $85,511.57         $80,970.14
31-Mar-99          $77,401.39          $86,845.55         $80,302.14
30-Apr-99          $82,602.76          $94,626.92         $87,632.84
31-May-99          $87,104.61          $96,008.47         $90,326.39
30-Jun-99          $94,107.83         $100,348.05         $93,596.98
31-Jul-99          $94,710.12          $97,598.51         $91,375.66
31-Aug-99          $92,408.66          $93,987.37         $88,035.53
30-Sep-99          $92,011.30          $94,006.17         $86,275.44
31-Oct-99          $88,606.88          $94,391.59         $84,549.16
30-Nov-99          $94,003.04         $100,026.77         $84,987.33
 Dec 1999          $97,988.77         $111,349.80         $87,596.44
 Jan 2000         $100,732.46         $109,557.07         $85,310.17
 Feb 2000         $108,055.71         $127,644.94         $90,522.63
 Mar 2000         $118,223.75         $119,233.14         $90,948.08
 Apr 2000         $115,681.94         $112,055.30         $91,484.68
 May 2000         $114,154.94         $105,522.48         $90,084.96
 Jun 2000         $126,449.42         $114,724.04         $92,715.44
 Jul 2000         $126,044.79         $111,029.93         $95,802.87
 Aug 2000         $131,842.85         $119,501.51        $100,085.25
 Sep 2000         $133,873.23         $115,988.17         $99,514.77
 Oct 2000         $129,294.76         $110,815.09         $99,156.51
 Nov 2000         $124,006.61          $99,434.38         $97,133.72
   Dec 00         $133,852.73         $107,975.80        $107,565.88
   Jan 01         $140,585.52         $113,601.34        $110,534.70
   Feb 01         $137,169.29         $106,149.09        $110,379.95
   Mar 01         $138,417.54         $100,958.40        $108,613.87
   Apr 01         $154,266.34         $108,853.34        $113,642.70



The accompanying Disclosure Statement below is an integral part of this presentation and should be read carefully. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS, APRIL 30, 2001
                                                            % OF FUND ASSETS
Crossmann Communities, Inc.                   2.00
Boston Private Financial Holdings, Inc.       1.95
Tweeter Home Entertainment Group              1.93
Brooks Automation, Inc.                       1.89
Sterling Bancorp                              1.87
Pediatrix Medical Group, Inc.                 1.87
EDO Corporation                               1.86
First Essex Bancorp, Inc.                     1.81
Astronics Corporation                         1.81
Financial Institutions, Inc.                  1.77
Total                                        18.76



SECTOR DIVERSIFICATION, APRIL 30, 2001
                                                          % OF FUND HOLDINGS

                                                         RUSSELL
                                           PORTFOLIO       2000      DIFFERENCE
Technology                                    12.8          9.6          3.2
Health Care                                    6.6         13.5         -6.9
Consumer Cyclical                             13.9         17.3         -3.4
Consumer Staples                               1.7          2.9         -1.2
Integrated Oils                                0.0          0.1         -0.1
Other Energy                                   6.6          4.5          2.1
Materials & Process.                           9.8          9.9         -0.1
Producer Durables                             18.2          9.2          9.0
Autos & Transport.                             3.5          3.5          0.0
Financial Services                            23.2         22.2          1.0
Utilities                                      2.3          6.3         -4.0
Other                                          1.5          1.1          0.4

Note: Portfolio Holdings and Sector Diversification are subject to change

--------------------------------------------------------------------------------
OUTLOOK
Seven key positions were added to the Fund in the first quarter including: Cost Plus, Knight Transportation, Taro Pharmaceutical, Tweeter Home Entertainment, Willbros Group, Circor and Actel.

Seven positions were liquidated in the quarter including: Boston Communications Group, CompX International, Energysouth, Meridian Bioscience, Novametrix, Trenwick and United Natural Foods.

Going forward, there is tremendous risk in the stock market. Most indices have bounced off the bottom dramatically. As a result, valuations are closer to the high end of their ranges. Simultaneously, we are at an inflection point in the economy. Will the recent technology weakness lead to recession or a soft landing? The former will likely lead to more stock market losses over the next year, while the latter will likely leave us with positive returns. In either case, portfolio efforts are currently dedicated to finding well-positioned companies with strong management that can outperform the average company in any environment. The last six months have proven the benefits of this strategy with regard to diversification and additional performance.

The Fund anticipates changing its investment strategy in August to invest in larger companies. There is no guarantee that performance results shown above will be achieved under this new investment strategy.

--------------------------------------------------------------------------------
DISCLOSURE STATEMENT
     Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower. More recent returns may be more or less than those shown. Performance figures given assume reinvestment of dividends at NAV and do not take into account any adjustment for taxes payable on reinvested distributions.
     The views expressed in this report are those of the Fund's management only through the end of the period covered by the report as stated on the cover, and are subject to change. They are not intended as investment advice, and are not intended to predict the performance of the securities market or the Fund.
     Investing in smaller companies involves special risks, including high volatility and lower liquidity.
     The Russell 2000 Index is an unmanaged index that measures the performance of the 2000 smallest stocks in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the U.S. equity market capitalization and the Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000 Index. Securities in the Fund do not match those in the Index, and performance of the Fund will differ. Performance figures for the index assume reinvestment of all distributions and interest payments, and do not take into account brokerage fees or taxes.
     The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Securities in the Fund do not match those in the Index, and performance of the Fund will differ. The indexes do not incur an expense, and cannot be purchased directly by investors.
* Annualized

================================================================================
DLB STEWART IVORY INTERNATIONAL FUND
================================================================================
FUND INVESTMENT OBJECTIVE
Long-term capital growth through investment primarily in equity securities of foreign stocks. Income is an incidental consideration.


--------------------------------------------------------------------------------
FUND FACTS
as of April 30, 2001

INCEPTION DATE:  November 2, 1999

BENCHMARK: MSCI EAFE Index

MANAGER TENURE:  Since Inception

TOTAL ASSETS:  $41.8 million

TICKER SYMBOL:  DLSIIX

NET EXPENSE RATIO*:  1.00%

CUSIP #: 232941880



PORTFOLIO MANAGER
James W. Burns
Managing Director,
Head of Continental Europe Team

Colonial First State Investments Group
 (and Stewart Ivory & Co. Ltd. prior to its acquisition by Colonial First State Investments Group)--
  Since 1990
BWD Rensburg- 8 years

University of Durham, B.A.

--------------------------------------------------------------------------------
FUND PERFORMANCE
The DLB Stewart Ivory International Fund lost 14.02% over the six-month period ended April 30, 2001, vs. a loss of 7.85% for its benchmark, the Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI EAFE Index). In utilizing a growth oriented strategy, the Fund is positioned to take advantage of strong growth markets without taking on undue risk versus the benchmark, but in value oriented markets, as we have had, it will adhere to its process and not try and time popular style shifts. As a result current markets have been slightly harder to gain headway in than prior years when growth stocks led most broad markets globally.

MARKET HIGHLIGHTS
The last six months were difficult for growth stocks internationally, as well as globally. International investors have become increasingly concerned about an economic slowdown, and relative global caution is likely to prevail until the direction of US markets becomes clearer. Positive opportunity should develop as inflation is kept at bay in developed European counties, as well as the US.

PORTFOLIO HIGHLIGHTS
Sectors hit particularly hard during the six-month period were those of technology, media and telecommunications. Although not overweighted, these sectors were well represented in the Fund's portfolio of holdings, and are indicative of the Fund's long-term conviction. Value sectors and defensive areas such as pharmaceuticals and financials were in favor, and strongly outperformed their growth counterparts. The Fund's underweight position in these sectors hurt performance, as value stocks exhibited recent-term popularity.

The primary contributions to the Fund's underperformance came from BIPOP-CARIRE, Fresenius, Logica, Vontobel, Spirent, Telefons de Mexico, Hosiden, Nippon Telegraph & Telephone, Takeda Chemical Inds and Hoya Corporation. Securities that contributed positively to performance came from Securitas, Capita Group, Portugal Telecom, SES Astra, Modern Times Group, Japan Airport Terminal, Disco Corporation, Teruom, Credit Saison and Fuji Photo Film.

Total Returns (%)
for periods ended 4/30/01

                                                  ANNUALIZED
                      6 MONTHS       1 YEAR     SINCE INCEPTION
                      11/1/00-       5/1/00-       11/2/99-
                      4/30/01        4/30/01       4/30/01
---------------------------------------------------------------
DLB SI INT'L           -14.02        -21.58         -6.12
MSCI EAFE               -7.85        -16.06         -7.00

Periods over one year are annualized.




Growth of a $100,000 Investment

CUMULATIVE TOTAL RETURN SINCE INCEPTION 11/2/99

                           DLB SI
  DATE               INTERNATIONAL FUND          MSCI EAFE
---------            ------------------          ---------
                         $100,000.00            $100,000.00
 Nov 1999                $106,900.00            $103,500.00
 Dec 1999                $117,002.05            $112,804.65
 Jan 2000                $110,297.83            $105,652.84
 Feb 2000                $119,298.14            $108,516.03
 Mar 2000                $121,397.78            $112,748.15
 Apr 2000                $115,995.58            $106,840.15
 May 2000                $112,190.93            $104,254.62
 Jun 2000                $114,490.84            $108,351.82
 Jul 2000                $111,491.18            $103,833.55
 Aug 2000                $113,386.53            $104,757.67
 Sep 2000                $109,984.93             $99,676.92
 Oct 2000                $105,783.51             $97,344.48
 Nov 2000                 $99,785.59             $93,713.53
   Dec 00                $104,794.82             $97,068.48
   Jan 01                $103,516.32             $97,019.95
   Feb 01                 $94,551.81             $89,753.15
   Mar 01                 $85,578.84             $83,811.49
   Apr 01                 $90,961.75             $89,686.68



The accompanying Disclosure Statement below is an integral part of this presentation and should be read carefully. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS, APRIL 30, 2001
                                                            % OF FUND ASSETS
ING Groep (Netherlands)                       2.21
Shell Transport & Trading (UK)                2.19
Nokia (Finland)                               2.06
Portugal Telecom (Reg) (Portugal)             1.85
Vodafone AirTouch PLC (UK)                    1.81
Securitas Cl. B (Sweden)                      1.81
AXA Company FRF60 (France)                    1.80
Luxottica ADR (Italy)                         1.80
Total Fina Elf (France)                       1.78
Schering AG (Germany)                         1.77
Total                                        19.08



TOP 10 COUNTRIES, APRIL 30, 2001
                                                          % OF FUND HOLDINGS
United Kingdom                               21.11
Japan                                        19.86
France                                        9.25
Switzerland                                   6.15
Hong Kong                                     5.14
Netherlands                                   5.10
Sweden                                        4.90
Germany                                       4.77
Italy                                         4.49
Spain                                         3.11
Total                                        83.88

Note: Portfolio Holdings and Top 10 Countries are subject to change

--------------------------------------------------------------------------------
OUTLOOK
We continue to look at security selection as our primary source of positive possible returns, as top-down macro views remain unclear and we uncover distinctive long-term fundamentals. Finance, pharmaceuticals, electronic manufacturing, and specific retail names currently top the portfolio buy list heading into the next six months.

At the security level, the portfolio is positioned going forward for steady global growth prospects, and for inflation to remain in check. As a result names that have been added to the Fund's holdings during the six-month period ended April 30, 2001, are Amvescap (Finance - UK), Royal Bank of Scotland (Finance -
UK) and Shire (Pharmaceuticals - UK), representing a switch out of Bank of Scotland (Finance - UK) and GlaxoSmithkline (Pharmaceuticals - UK). In Europe we added Kaba (Security - Switzerland), Bank Sarasin (Banking - Switzerland) Essilor (Optical Supplies - France) and Classeditori (Media - Italy). In Japan we added holdings in Konami (Software & Computer Services), Fast Retailing (General Retail) and Murata Manufacturing (Electronic Equipment), switching out of Nippon Comsys (Construction), Omron (Electronic Equipment), Daihatsu Motor Company (Automobiles), Marui (General Retail), TDK Corp. (Electronic Equipment) and Nomura Securities (Financial). Other complete disposals were made in BBA Group (Airline - UK), Hays (Temporary Employment - UK), SSL Intl. (Healthcare -
UK), ABB (Engineering - Switzerland), ISS Intl. (Services - Denmark), Sonera (Telecommunications - Finland), BNP (Banking - France), Buhrmann (Office Equipment - Netherlands), KPN (Telecommunications - Netherlands), Ericsson (Telecommunications - Sweden), Metro Intl. (Media - Sweden) and SCM Microsystems (Information Technology - Germany).

--------------------------------------------------------------------------------
DISCLOSURE STATEMENT
     Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower. More recent returns may be more or less than those shown. Performance figures given assume reinvestment of dividends at NAV and do not take into account any adjustment for taxes payable on reinvested distributions.
     The views expressed in this report are those of the Fund's management only through the end of the period covered by the report as stated on the cover, and are subject to change. They are not intended as investment advice, and are not intended to predict the performance of the securities market or the Fund.
     The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) is a broad-based index that is composed of approximately 1,000 stocks traded on 20 stock exchanges from around the world. Performance figures for the index assume reinvestment of all distributions and interest payments, and do not take into account brokerage fees or taxes. The index does not incur expenses, and cannot be purchased directly by investors.
     Investments in securities of foreign issuers present greater risks, including volatility of currency fluctuations, political and economic instability and greater price fluctuations.
* "Net Expense Ratio" reflects the Fund's annualized expenses after the effect of an expense limitation agreement between the Fund and its Manager. Without this limitation the annualized Total Expense Ratio would have been 1.26%.

================================================================================
DLB STEWART IVORY EMERGING MARKETS FUND
================================================================================
FUND INVESTMENT OBJECTIVE
The DLB Stewart Ivory Emerging Markets Fund seeks long-term growth of capital primarily through equity investments that will generally be concentrated in what the Fund's subadvisor considers to be the developing markets around the world.


--------------------------------------------------------------------------------
FUND FACTS
as of April 30, 2001

INCEPTION DATE: November 1, 1999

BENCHMARK: MSCI EMF Index

MANAGER TENURE: Since Inception

TOTAL ASSETS:  $25.3 million

TICKER SYMBOL:  DSIEX

NET EXPENSE RATIO*:  1.75%

CUSIP #: 232941872


PORTFOLIO MANAGER
Angus J. Tulloch
Head of Pacific Basin/
Emerging Markets Team

Colonial First State Investments Group
  (and Stewart Ivory & Co. Ltd. prior to its acquisition by Colonial First State Investments Group)-
   Since 1991
Cazenove & Co.-8 years

Cambridge University, B.A.

--------------------------------------------------------------------------------
FUND PERFORMANCE
In relative terms, The DLB Stewart Ivory Emerging Markets Fund has performed very well compared to its benchmark, the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index). The Fund outperformed its benchmark by 7.07% over the six-month period to the end of April 2001. The Fund returned -0.19% while the benchmark was down by 7.26%. Emerging markets are now much less thematically driven, with investors paying more attention to fundamentals, which should be positive for the Fund going forward.

MARKET HIGHLIGHTS
The evaporation of euphoria over the technology revolution has continued to impact markets, with NASDAQ in particular seeing significant weakness over the six-month period ending April 30, 2001. Emerging markets, which last year tracked NASDAQ closely, have seen a return to a more fundamental style of investing, with relatively positive results.

Although 2001 started with a strong technology rally after a surprise rate cut by the Federal Reserve, the positive mood soon evaporated, and subsequent interest rate cuts had a limited effect. The jury is still out on the state of the US economy, and relative caution is likely to prevail until the direction of US markets becomes clearer.

Emerging Markets also started the year with a strong performance in January, but soon retreated. The following month saw Turkey give way and devalue the lira, as the political consensus, which was so necessary for pursuing the promised reform package, came under threat. Currency concerns soon spread to Argentina, and the ensuing negative sentiment flowed over to Brazil.

Throughout the period, concerns about global growth and currency stability have overshadowed the markets and as a result most rallies have been short-lived.

PORTFOLIO HIGHLIGHTS
Our core holdings continue to reflect our positive long-term views on China and Brazil. China Resources Enterprise, with its strong position in trading and distribution, and Tele Norte Leste in Brazil, which provides telephone services in Rio de Janeiro and the north of Brazil, remain two of our favorite companies.

CNOOC, a newly listed Chinese oil exploration and production company, has become a major holding. We took advantage of weakness in Brazil to add to quality companies which had been affected by negative sentiment, including Ambev, the country's leading beverage company.

Total Returns (%)
for periods ended 4/30/01

                                                 ANNUALIZED
                      6 MONTHS      1 YEAR     SINCE INCEPTION
                      11/1/00-      5/1/00-       11/1/99-
                      4/30/01       4/30/01       4/30/01
---------------------------------------------------------------
DLB SI EM              -0.19        -14.29        -0.32
MSCI EMF               -7.26        -25.73       -10.57


Periods over one year are annualized.




Growth of a $100,000 Investment

CUMULATIVE TOTAL RETURN SINCE INCEPTION 11/1/99

                     DLB SI
  DATE           EMERGING MARKETS           MSCI EMF
---------        ----------------           --------
                   $100,000.00            $100,000.00
30-Nov-99          $108,100.00            $108,970.00
 Dec 1999          $122,596.21            $122,830.98
 Jan 2000          $122,792.36            $123,567.97
 Feb 2000          $124,290.43            $125,199.07
 Mar 2000          $124,588.73            $125,812.54
 Apr 2000          $116,091.78            $113,885.51
 May 2000          $111,390.06            $109,182.04
 Jun 2000          $121,292.64            $113,025.25
 Jul 2000          $116,792.68            $107,215.75
 Aug 2000          $118,194.19            $107,741.11
 Sep 2000          $107,391.24             $98,335.31
 Oct 2000           $99,691.29             $91,206.00
 Nov 2000           $91,995.12             $83,234.60
   Dec 00           $96,475.29             $85,240.55
   Jan 01          $106,634.13             $96,978.17
   Feb 01          $103,125.87             $89,384.78
   Mar 01           $93,896.10             $80,607.20
   Apr 01           $99,501.70             $84,589.19



The accompanying Disclosure Statement below is an integral part of this presentation and should be read carefully. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS, APRIL 30, 2001
                                                            % OF FUND ASSETS
China Resources Enterprises (China)           7.01
Videsh Sanchar Higam Ltd. (India)             3.60
CNOOC Ltd.  (China)                           3.22
Companhia de Bebidas (Brazil)                 2.61
Samsung Electronics (South Korea)             2.54
Tele Norte Leste (Brazil)                     2.13
President Chain Store (Taiwan)                2.04
Antofagasta (Chile)                           2.00
Elec. Generating Pub. Co. (Thailand)          1.96
Gedeon Richter  (Hungary)                     1.95
Total                                        29.06



TOP 10 COUNTRIES, APRIL 30, 2001
                                                          % OF FUND HOLDINGS
China                                        20.06
South Korea                                  12.41
Mexico                                       11.85
Brazil                                        9.92
India                                         5.95
Taiwan                                        4.82
South Africa                                  4.15
Hungary                                       3.51
Israel                                        3.44
Chile                                         3.31
Total                                        79.42

Note: Portfolio Holdings and Top 10 Countries are subject to change

--------------------------------------------------------------------------------
OUTLOOK
Given a stable US background, we expect emerging markets to outperform as relative valuations do not reflect the long-term growth prospects of the asset class.

We believe the Fund is well-positioned for the prevailing investment climate - generally flat markets with soundly financed, well-managed and reasonably-priced growth companies showing good positive returns.

--------------------------------------------------------------------------------
DISCLOSURE STATEMENT
     Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower. More recent returns may be more or less than those shown. Performance figures given assume reinvestment of dividends at NAV and do not take into account any adjustment for taxes payable on reinvested distributions.
     The views expressed in this report are those of the Fund's management only through the end of the period covered by the report as stated on the cover, and are subject to change. They are not intended as investment advice, and are not intended to predict the performance of the securities market or the Fund.
     Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index). The MSCI EMF Index is a composite index measuring constituents that are open to non-domestic investors in 25 emerging markets around the world. The performance results in the table assume the reinvestment of dividends and distributions. Performance figures for the index assume reinvestment of all distributions and interest payments, and do not take into account brokerage fees or taxes. The index does not incur an expense, and cannot be purchased directly by investors.
     Investments in securities of foreign issues present greater risks, including volatility of currency fluctuations, political and economic instability and greater price fluctuations. These risks are increased for Funds investing in emerging markets.
* "Net Expense Ratio" reflects the Fund's annualized expenses after the effect of an expense limitation agreement between the Fund and its Manager. Without this limitation the annualized Total Expense Ratio would have been 2.08%.

================================================================================
DLB FIXED INCOME FUND
================================================================================
FUND INVESTMENT OBJECTIVE
The DLB Fixed Income Fund seeks to achieve a high level of current income consistent with preservation of capital through investment in a portfolio of fixed income securities.


--------------------------------------------------------------------------------
FUND FACTS
as of April 30, 2001

INCEPTION DATE: July 25, 1995

BENCHMARK: Lehman Brothers Aggregate Bond Index

MANAGER TENURE: October 21, 1999

TOTAL ASSETS:  $25.5 million

TICKER SYMBOL:  DLBFX

NET EXPENSE RATIO*:  0.55%

CUSIP #: 232941104


PORTFOLIO MANAGERS
Mary Wilson Kibbe
Managing Director
Director of Fixed Income

David L. Babson & Company Inc.- Since 1999
MassMutual Life Insurance Company- 17 years
Fidelity Management & Research- 6 years
Jewish Family & Children's Services- 1 year

Merrimack College, B.A.


David L. Nagle
Managing Director
Portfolio Manager and Analyst

David L. Babson & Company Inc.- Since 1986
Diamond Management Systems, Inc.- 1 year
Lafayette College, A.B., 1985

Chartered Financial Analyst

--------------------------------------------------------------------------------
FUND PERFORMANCE
The DLB Fixed Income Fund returned 5.86%, compared to the 6.22% return of its benchmark, the Lehman Brothers Aggregate Bond Index for the six-month period ending April 30, 2001. While the Fund's overweight position in corporate bonds should have been adding to the performance over the last months, some of the performance has been offset by weakness in individual security selection.

MARKET HIGHLIGHTS
The US Federal Reserve's first rate cut in January surprised the market, but was a clear signal of its aggressive stance to come. Since January, the Federal Reserve has lowered rates by 200 basis points in response to the rapid decline in economic activity, which became apparent at the end of 2000.

The market's response to the action of the Federal Reserve has been threefold:
1) short and intermediate term interest rates have declined dramatically, 2) the yield curve has steepened to a more historically normal upward slope and 3) credit quality spreads have declined from the wides of late last year. On January 3, 2001, the 3-month Treasury bill yielded 16 basis points more than the 30-year Treasury (5.66% vs. 5.50%). By the end of April, 3-month bill yields were less than 30 year Treasuries by 191 basis points (3.88% vs. 5.79%).

Credit spreads, or the risk premium required by investors to own corporate bonds (as compared to Treasuries), has declined as investors' confidence in future business conditions improved. Investors' willingness to go down in quality in search of higher yields is demonstrated by the strong relative performance of corporate bonds this year, including high yield corporate bonds.

PORTFOLIO HIGHLIGHTS
We have been actively trying to reduce the size of individual corporate bond positions, as a risk control measure. Greater diversification of credits in the portfolio reduces the impact of any one security in the portfolio, in the event of a significant decline in a bond's price.

Unfortunately, one of the Fund's older and larger corporate holdings, Comdisco Inc., was downgraded sharply in April 2001 after the company's business prospects declined. This one bond was responsible for 50-60 basis points of underperformance in the Fund during the month of April. We continue to monitor the situation and are hopeful for a positive resolution in the near term.

Total Returns (%)
for periods ended 4/30/01                                       ANNUALIZED
                                                                  SINCE
                      6 MONTHS      1 YEAR        5 YEARS       INCEPTION
                      11/1/00-      5/1/00-       5/1/96-        7/25/95-
                      4/30/01       4/30/01       4/30/01        4/30/01
--------------------------------------------------------------------------
DLB FI FUND            5.86          11.17         6.60           6.51
LEHMAN                 6.22          12.39         7.51           7.15
BROTHERS AGGREGATE
BOND INDEX

Periods over one year are annualized.




Growth of a $100,000 Investment

CUMULATIVE TOTAL RETURN SINCE INCEPTION 7/25/95

                                            LEHMAN BROTHERS
  DATE            DLB FIXED INCOME        AGGREGATE BOND INDEX
  ----            ----------------        --------------------
                    $100,000.00               $100,000.00
31-Jul-95           $100,100.00               $100,150.00
31-Aug-95           $101,501.40               $101,361.82
30-Sep-95           $102,404.76               $102,345.02
31-Oct-95           $103,602.90               $103,675.51
30-Nov-95           $105,105.14               $105,230.64
31-Dec-95           $106,461.00               $106,703.87
31-Jan-96           $107,397.85               $107,408.12
28-Feb-96           $106,356.09               $105,539.22
31-Mar-96           $105,526.52               $104,800.44
30-Apr-96           $105,009.44               $104,213.56
30-May-96           $104,799.42               $104,005.13
30-Jun-96           $105,836.93               $105,398.80
31-Jul-96           $106,048.61               $105,683.38
31-Aug-96           $105,942.56               $105,503.72
30-Sep-96           $107,605.86               $107,339.48
31-Oct-96           $109,790.25               $109,722.42
30-Nov-96           $111,557.88               $111,598.67
31-Dec-96           $110,408.83               $110,560.80
31-Jan-97           $110,850.47               $110,903.54
28-Feb-97           $111,072.17               $111,180.80
31-Mar-97           $109,872.59               $109,946.69
30-Apr-97           $111,399.82               $111,595.89
31-May-97           $112,380.14               $112,656.05
30-Jun-97           $113,796.13               $113,996.66
31-Jul-97           $116,527.23               $117,074.57
31-Aug-97           $115,653.28               $116,079.44
30-Sep-96           $117,295.55               $117,797.41
31-Oct-97           $118,937.69               $119,505.48
30-Nov-97           $119,151.78               $120,055.20
31-Dec-97           $120,379.04               $121,267.76
31-Jan-98           $121,968.05               $122,819.99
28-Feb-98           $121,858.28               $122,721.73
31-Mar-98           $122,309.15               $123,138.98
30-Apr-98           $122,871.77               $123,779.31
31-May-98           $123,891.61               $124,955.21
30-Jun-98           $124,907.52               $126,017.33
31-Jul-98           $125,107.37               $126,281.97
31-Aug-98           $126,521.09               $128,340.36
30-Sep-98           $129,949.81               $131,343.53
31-Oct-98           $129,001.17               $130,647.40
30-Nov-98           $129,594.58               $131,392.10
31-Dec-98           $130,061.12               $131,786.27
31-Jan-99           $131,036.58               $132,721.95
28-Feb-99           $128,599.30               $130,399.32
31-Mar-99           $129,576.65               $131,116.52
30-Apr-99           $129,822.85               $131,536.09
31-May-99           $128,342.87               $130,378.57
30-Jun-99           $127,855.16               $129,961.36
31-Jul-99           $127,267.03               $129,402.53
31-Aug-99           $127,139.76               $129,337.82
30-Sep-99           $128,525.59               $130,838.14
31-Oct-99           $128,654.11               $131,322.24
30-Nov-99           $128,654.11               $131,309.11
 Dec 1999           $127,972.25               $130,678.83
 Jan 2000           $127,716.30               $130,247.59
 Feb 2000           $128,878.52               $131,823.58
 Mar 2000           $130,824.59               $133,563.66
 Apr 2000           $130,039.64               $133,176.32
 May 2000           $129,259.40               $133,109.73
 Jun 2000           $132,297.00               $135,878.42
 Jul 2000           $133,355.37               $137,114.91
 Aug 2000           $135,222.35               $139,103.08
 Sep 2000           $136,155.38               $139,979.42
 Oct 2000           $136,563.85               $140,903.29
 Nov 2000           $139,131.25               $143,214.10
   Dec 00           $141,677.35               $145,877.88
   Jan 01           $144,015.03               $148,270.28
   Feb 01           $145,123.94               $149,560.23
   Mar 01           $145,951.15               $150,308.03
   Apr 01           $144,564.61               $149,676.74



The accompanying Disclosure Statement below is an integral part of this presentation and should be read carefully. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
TOP 10 HOLDINGS, APRIL 30, 2001
                                                            % OF FUND ASSETS

Federal Home Loan Mortgage Corp.,             5.01
  7.5%, 2031
Federal Home Loan Mortgage Corp.,             4.64
  6.0%, 2028
U.S. Treasury Bond, 5.5%, 2028                3.70
Government National Mortgage Assoc.,          3.53
  7.0%, 2029
Federal National Mortgage Assoc.,             3.08
  6.5%, 2028
U.S. Treasury Note, 5.5%, 2003                3.00
Federal National Mortgage Assoc.,             2.56
  6.5%, 2029
Federal National Mortgage Assoc.,             2.53
  7.5%, 2029
General Motors Acceptance Corp.,              2.38
  7.75%, 2010
Federal National Mortgage Assoc.,             2.20
  7.0%, 2030
Total                                        32.63


QUALITY BREAKDOWNS (%), APRIL 30, 2001
                                                          % OF FUND HOLDINGS

Treasury                                       8.9
Agency                                        29.8
AAA                                           12.0
AA                                             5.1
A                                             18.3
Baa                                           24.3
Below Baa                                      1.6

Note: Portfolio Holdings and Quality Breakdowns are subject to change

--------------------------------------------------------------------------------
OUTLOOK
We continue to believe that the story we have outlined since last fall is, in fact, playing out as described. Rapidly slowing growth and low inflation has led to an aggressive shift by the Federal Reserve to a policy of monetary ease. The Federal Reserve will likely continue to ease policy through the second quarter. Lower rates, the outlook for better business conditions ahead and improving confidence should keep the market's bias toward tighter spreads in place. We will maintain our overweight in corporates. The mortgage sector, which underperformed during the beginning months of 2001 due to increased prepayments, now looks to be more fairly valued and we have been adding selectively to this sector.

On the other hand, we remain cautious on several fronts. The economy and corporate America are not out of the woods just yet. It is not inconceivable, despite Federal Reserve actions to date, that domestic growth could continue to slow. Contributing factors might include rising unemployment, weak stock markets, the California energy crisis and higher energy prices just to name a few. If the economy deteriorates, companies with strong fundamentals should be the ones to weather the storm and outperform.

--------------------------------------------------------------------------------
DISCLOSURE STATEMENT
     Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower. More recent returns may be more or less than those shown. Performance figures given assume reinvestment of dividends at NAV and do not take into account any adjustment for taxes payable on reinvested distributions.
     The views expressed in this report are those of the Fund's management only through the end of the period covered by the report as stated on the cover, and are subject to change. They are not intended as investment advice, and are not intended to predict the performance of the securities market or the Fund.
     The Lehman Brothers Aggregate Bond Index is an unmanaged index that is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization. Securities in the Fund do not match those in the Index, and the performance of the Fund will differ. Performance figures for the index assume reinvestment of all distributions and interest payments, and do not take into account brokerage fees or taxes. The index does not incur an expense, and cannot be purchased directly by investors.
* "Net Expense Ratio" reflects the Fund's annualized expenses after the effect of an expense limitation agreement between the Fund and its Manager. Without this limitation the annualized Total Expense Ratio would have been 0.93%.

================================================================================
DLB HIGH YIELD FUND
================================================================================
FUND INVESTMENT OBJECTIVE
The investment objective of the DLB High Yield Fund is to achieve a high level of current income by investing primarily in publicly traded high yield debt securities.**


--------------------------------------------------------------------------------
FUND FACTS
as of April 30, 2001

INCEPTION DATE: September 5, 2000

BENCHMARK: Lehman Brothers US
           Corporate High Yield

MANAGER TENURE: Since Inception

TOTAL ASSETS:  $24.8 million

TICKER SYMBOL:  DLHYX

NET EXPENSE RATIO*:  0.75%

CUSIP #: 232941864



PORTFOLIO MANAGER

Clifford M. Noreen
Managing Director
Portfolio Manager
David L. Babson & Company
  Since 2000
MassMutual Life Insurance Company- 15 years
Farm Credit Bank
University of Massachusetts, B.A.
American International College, M.B.A.

Jill A. Fields
Managing Director
Portfolio Manager
David L. Babson & Company
  Since 2000
MassMutual Life Insurance Company- 3 years
ITT Hartford Insurance Co.
Penn. State University, B.S.
University of Connecticut, M.B.A.


--------------------------------------------------------------------------------
FUND PERFORMANCE
For the six-month period ended April 30, 2001, the DLB High Yield Fund returned -0.84% vs. a 2.79% return for its benchmark, the Lehman Brothers US Corporate High Yield Index.

MARKET HIGHLIGHTS
During the six month period ending April 30, 2001, the high yield market has been negatively impacted by rising default rates and increasing creditor concerns in specific industries. Almost $32 billion in high yield corporate bonds defaulted in the first three months of 2001. The telecommunications sector, which is the largest sector of the Lehman Brothers Corporate High Yield Index, accounting for almost 18% of the benchmark, was vulnerable to growing liquidity concerns and returned -25% in the last 12 months and -19% in the last three months alone. Many companies have experienced liquidity problems, as both bank financing and high yield issuance are unavailable for the emerging telecommunication companies.

PORTFOLIO HIGHLIGHTS
The Fund's top three industry concentrations were Cable & Broadcasting (15.8%), Telecommunications (13.7%) and Oil & Gas (10.6%). The Fund was underweighted versus its benchmark index in Telecommunications, and overweighted in Cable & Broadcasting and Oil & Gas. Despite the Fund's underweighting in telecommunications, poor experience in two of the telecommunications holdings contributed to the Fund's underperformance for the period. Also during the period, we saw a significant rally in bonds in highly cyclical industries. We have chosen to underweight these sectors and feel that the rally in these sectors is a temporary phenomena. The Fund remains overweighted in the higher quality high yield issues and less cyclical industries.

Total Returns (%)
for periods ended 4/30/01
                                    ANNUALIZED
                      6 MONTHS    SINCE INCEPTION
                      11/1/00-        9/5/00-
                      4/30/01         4/30/01
-------------------------------------------------
DLB HIGH YIELD         -0.84           -1.13
LEHMAN BROTHERS         2.79           -1.85
US CORPORATE HIGH
YIELD INDEX




Growth of a $100,000 Investment

CUMULATIVE TOTAL RETURN SINCE INCEPTION 9/5/00

                                               LEHMAN BROTHERS US
 DATE              DLB HIGH YIELD            CORP. HIGH YIELD INDEX
 ----              --------------            ----------------------
                     $100,000.00                  $100,000.00
Sep 00                $99,800.00                   $99,130.00
Oct 00                $99,700.20                   $95,957.84
Nov 00                $95,861.74                   $92,157.91
Dec 00                $98,948.49                   $93,936.56
Jan 01               $105,093.19                  $100,972.41
Feb 01               $103,863.60                  $102,315.34
Mar 01               $100,643.83                   $99,910.93
Apr 01                $98,862.43                   $98,662.04
May 01                $99,070.04                  $100,437.96


The accompanying Disclosure Statement below is an integral part of this presentation and should be read carefully. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
TOP 10 HOLDINGS, APRIL 30, 2001

                                                            % OF FUND ASSETS
Charter Communications Holdings,              2.18
  10.75%, 2009
Cross Timbers Oil Company,                    2.14
  9.25%, 2007
Iron Mountain, Inc., 10.125%, 2006            2.14
Mandalay Resort Group, 9.5%, 2008             2.13
Florida Panthers Holdings,                    2.13
  9.875%, 2009
Buhrmann US, Inc., 12.25%, 2009               2.12
AES Corporation, 9.375%, 2010                 2.09
American Media Operations, Inc.               2.09
  10.25%, 2009
Hollinger Int'l Publishing, Inc.              2.08
  8.625%, 2005
International Game Technology,                2.08
  8.375%, 2009
Total                                        21.18



QUALITY WEIGHTINGS (%), APRIL 30, 2001
                                                          % OF FUND HOLDINGS
A                                              0.4
BAA                                            7.3
BA                                            32.3
B                                             58.4
BB-                                            1.6


Note: Portfolio Holdings and Quality Weightings are subject to change

--------------------------------------------------------------------------------
OUTLOOK
We continue to focus on credit fundamentals and have conservatively positioned the Fund. If the economy deteriorates, only those companies with strong fundamentals should weather the storm and outperform. Currently, the economic outlook remains uncertain and the increased risk of a recession could cause further spread widening in the 2nd half of 2001. If the economy improves and is able to avoid a recession, the return for the high yield market could be very positive for the year ahead.

--------------------------------------------------------------------------------
DISCLOSURE STATEMENT
     Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower. More recent returns may be more or less than those shown. Performance figures given assume reinvestment of dividends at NAV and do not take into account any adjustment for taxes payable on reinvested distributions.
     The views expressed in this report are those of the Fund's management only through the end of the period covered by the report as stated on the cover, and are subject to change. They are not intended as investment advice, and are not intended to predict the performance of the securities market or the Fund.
     The Fund invests in lower-rated, higher yielding securities which pose a greater risk to principal than higher rated, investment grade securities.
     The Lehman Brothers Corporate High Yield Index is an unmanaged index that includes high yield issuers rated Ba1 or lower, with the minimum size of the issue being $100 million. This index includes defaulted securities, zero coupon securities, and Yankee and global bonds of non emerging issuers. Securities in the Fund do not match those in the Index, and the performance of the Fund will differ. The index does not incur an expense, and cannot be purchased directly by investors.
* "Net Expense Ratio" reflects the Fund's annualized expenses after the effect of an expense limitation agreement between the Fund and its Manager. Without this limitation the annualized Total Expense Ratio would have been 1.02%.
** Effective June 11, 2001, the Fund changed its investment objective to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

DLB CORE GROWTH FUND

PORTFOLIO OF INVESTMENTS (Unaudited)
APRIL 30, 2001
--------------------------------------------------------------------------------
COMMON STOCKS - 91.7%

     ISSUER                                                SHARES       VALUE

BANKING - 7.0%
Citigroup Inc.                                             79,433   $ 3,904,132
Federal Home Loan Mortgage Corporation                     76,000     5,000,800
                                                                    -----------
                                                                      8,904,932
                                                                    -----------
BEVERAGES, FOOD & TOBACCO - 1.6%
Anheuser-Busch Companies, Inc.                             31,200     1,247,688
PepsiCo Inc.                                               19,300       845,533
                                                                    -----------
                                                                      2,093,221
                                                                    -----------
COMMERCIAL SERVICES - 2.1%
Paychex Inc.                                               77,500     2,678,400
                                                                    -----------
COMMUNICATIONS EQUIPMENT - 1.7%
Juniper Networks, Inc. (*)                                 14,400       850,032
Nokia Corporation ADR (Finland)                            39,700     1,357,343
                                                                    -----------
                                                                      2,207,375
                                                                    -----------
COMPUTER INTEGRATED SYSTEMS DESIGN - 1.5%
Sun Microsystems, Inc. (*)                                114,100     1,953,392
                                                                    -----------
COMPUTERS & INFORMATION - 3.0%
Cisco Systems, Inc. (*)                                    65,300     1,108,794
EMC Corporation (*)                                        59,100     2,340,360
International Business Machines Corporation                 3,600       414,504
                                                                    -----------
                                                                      3,863,658
                                                                    -----------
COSMETICS & PERSONAL CARE - 0.6%
The Gillette Company                                       25,300       717,508
                                                                    -----------
DATA PROCESSING AND PREPARATION - 3.7%
Automatic Data Processing, Inc.                            43,600     2,365,300
Fiserv Inc. (*)                                            42,900     2,374,086
                                                                    -----------
                                                                      4,739,386
                                                                    -----------
ELECTRONICS - 3.1%
Corning Inc.                                               35,800       786,526
Flextronics International Ltd. (*)                         51,300     1,379,457
JDS Uniphase Corporation (*)                               50,180     1,072,848
Microchip Technology, Inc. (*)                             26,475       765,922
                                                                    -----------
                                                                      4,004,753
                                                                    -----------
ELECTRONICS/SEMICONDUCTORS - 7.0%
Analog Devices, Inc. (*)                                   60,200     2,848,062
Intel Corporation                                          31,500       973,665
Linear Technology Corporation                              46,800     2,248,272

DLB CORE GROWTH FUND

PORTFOLIO OF INVESTMENTS (Unaudited) Continued
APRIL 30, 2001
--------------------------------------------------------------------------------
     ISSUER                                                SHARES       VALUE

ELECTRONICS/SEMICONDUCTORS - CONTINUED
PMC-Sierra Inc. (*)                                        25,300   $ 1,053,745
Vitesse Semiconductor Corporation (*)                      54,500     1,847,550
                                                                    -----------
                                                                      8,971,294
                                                                    -----------
ENTERTAINMENT & LEISURE - 3.4%
AT & T Corp-Liberty Media Group (*)                       272,900     4,366,400
                                                                    -----------
ENTERTAINMENT/MEDIA - 2.3%
AOL Time Warner, Inc. (*)                                  57,200     2,888,600
                                                                    -----------
FINANCIAL SERVICES - 3.4%
Lehman Brothers Holdings, Inc.                             22,500     1,636,875
Merrill Lynch & Company                                    22,000     1,357,400
Morgan Stanley Dean Witter & Company                       21,900     1,375,101
                                                                    -----------
                                                                      4,369,376
                                                                    -----------
HEALTHCARE/PHARMACEUTICALS - 3.7%
Johnson & Johnson                                          17,000     1,640,160
Pharmacia & Upjohn, Inc.                                   60,177     3,144,850
                                                                    -----------
                                                                      4,785,010
                                                                    -----------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 2.0%
General Electric Company                                   52,300     2,538,119
                                                                    -----------
INSURANCE - 3.2%
American International Group, Inc.                         49,287     4,031,677
                                                                    -----------
MEDIA - BROADCASTING & PUBLISHING - 4.7%
Clear Channel Communication, Inc. (*)                      49,000     2,734,200
Comcast Corporation Cl. A (*)                              33,700     1,454,155
Cox Communications, Inc. (*)                               40,500     1,843,155
                                                                    -----------
                                                                      6,031,510
                                                                    -----------
MEDICAL SUPPLIES - 3.3%
Guidant Corporation (*)                                    28,300     1,160,300
Medtronic Inc.                                             67,700     3,019,420
                                                                    -----------
                                                                      4,179,720
                                                                    -----------
OIL & GAS - 9.2%
Anadarko Petroleum Corporation                             36,600     2,365,092
El Paso Corporation                                        42,554     2,927,715
Exxon Mobil Corporation                                    38,247     3,388,684
Kinder Morgan, Inc.                                        52,300     3,070,010
                                                                    -----------
                                                                     11,751,501
                                                                    -----------
PHARMACEUTICALS - 8.3%
American Home Products Corporation                         41,600     2,402,400
Bristol-Myers Squibb Company                               44,500     2,492,000
Pfizer Inc.                                               130,700     5,659,310
                                                                    -----------
                                                                     10,553,710
                                                                    -----------

DLB CORE GROWTH FUND

PORTFOLIO OF INVESTMENTS (Unaudited) Continued
APRIL 30, 2001
--------------------------------------------------------------------------------
     ISSUER                                                SHARES       VALUE

RETAIL - 1.8%
The Home Depot, Inc.                                       49,800   $ 2,345,580
                                                                    -----------
RETAILERS - 0.6%
Best Buy Company, Inc. (*)                                 13,600       748,680
                                                                    -----------
SOFTWARE - 11.9%
Adobe Systems, Inc.                                        44,800     2,012,416
Informix Corporation (*)                                  519,100     2,595,500
Microsoft Corporation (*)                                  60,800     4,119,200
Oracle Corporation (*)                                    112,600     1,819,616
Symantec Corporation (*)                                   67,700     4,387,637
Veritas Software Corporation (*)                            5,200       309,972
                                                                    -----------
                                                                     15,244,341
                                                                    -----------
TELEPHONE SYSTEMS - 2.6%
e.Biscom SpA (Italy) (*)                                    1,700       140,769
Qwest Communications Intl, Inc. (*)                        76,600     3,132,940
                                                                    -----------
                                                                      3,273,709
                                                                    -----------
Total Common Stocks (identified cost, $133,551,422)                 117,241,852

                                                        PRINCIPAL
                                                           AMOUNT

SECURITY LENDING COLLATERAL - 18.4%
Fleet National Bank, 4.77%, Due 10/31/01              $11,405,733    11,405,733
Merrill Lynch & Co, 4.59%, Due 4/5/02                   2,010,189     2,010,189
Merrimac MM, 4.79%, Due 5/1/01                          5,130,566     5,130,566
Royal Bank of Scotland, 4.53%, Due 5/7/01               4,898,355     4,898,355
                                                                    -----------
TOTAL SECURITY LENDING COLLATERAL(identified cost, $23,444,843)     23,444,843

REPURCHASE AGREEMENTS - 7.1%
Investors Bank & Trust Repurchase Agreement, 3.60%,
dated 04/30/01, $9,078,114 due on 05/01/01 (secured
by Federal Government Agency securities), at cost       9,077,206     9,077,206
                                                                    -----------
TOTAL INVESTMENTS (identified cost, $166,073,471)                   149,763,901

Other assets, less liabilities - (17.2%)                            (21,966,202)

NET ASSETS - 100%                                                  $127,797,699
                                                                    ===========
ADR American Depository Receipt
(*) Non-income producing security

See notes to financial statements.

DLB VALUE FUND

PORTFOLIO OF INVESTMENTS (Unaudited)
APRIL 30, 2001
--------------------------------------------------------------------------------
COMMON STOCKS - 93.0%

     ISSUER                                                SHARES       VALUE

AEROSPACE & DEFENSE - 7.7%
Lockheed Martin Corporation                                35,200   $ 1,237,632
Rockwell International Corporation                         31,900     1,436,457
The Boeing Company                                         23,600     1,458,480
                                                                    -----------
                                                                      4,132,569
                                                                    -----------
AIRLINES - 2.2%
Delta Air Lines, Inc.                                      14,800       651,644
KLM Royal Dutch Airlines - N.Y. Reg. (Netherlands) (*)     25,585       511,700
                                                                    -----------
                                                                      1,163,344
                                                                    -----------
APPAREL RETAILERS - 1.9%
The Limited, Inc.                                          59,600     1,008,432
                                                                    -----------
AUTOMOTIVE - 1.3%
General Motors Corporation                                 12,800       701,568
                                                                    -----------
BANKING - 12.0%
American Express Company                                   25,500     1,082,220
Astoria Financial Corporation                              13,700       792,682
Citigroup Inc.                                             26,938     1,324,003
Student Loan Corporation                                   23,500     1,715,500
USA Education, Inc.                                        22,350     1,589,085
                                                                    -----------
                                                                      6,503,490
                                                                    -----------
BEVERAGES, FOOD & TOBACCO - 5.4%
Diageo PLC - ADR (United Kingdom)                          34,940     1,463,986
H. J. Heinz Company                                        24,800       970,920
Kellogg Company                                            18,600       474,300
                                                                    -----------
                                                                      2,909,206
                                                                    -----------
BUILDING MATERIALS - 1.9%
Hanson PLC Sponsored ADR (United Kingdom)                  21,400       720,324
Martin Marietta Materials, Inc.                             7,100       326,387
                                                                    -----------
                                                                      1,046,711
                                                                    -----------
CHEMICALS & PLASTICS - 2.6%
E. I. Du Pont de Nemours and Company                       31,200     1,409,928
                                                                    -----------
Computers & Information - 5.7%
Apple Computer, Inc. (*)                                   25,400       647,446
International Business Machines Corporation                13,500     1,554,390
Sabre Holdings Corporation (*)                             17,800       887,508
                                                                    -----------
                                                                      3,089,344
                                                                    -----------

DLB VALUE FUND

PORTFOLIO OF INVESTMENTS (Unaudited) Continued
APRIL 30, 2001
-------------------------------------------------------------------------------
     ISSUER                                                SHARES       VALUE

ELECTRIC UTILITIES - 6.3%
Duke Energy Corporation                                    38,200   $ 1,786,232
Sempra Energy                                              58,300     1,613,161
                                                                    -----------
                                                                      3,399,393
                                                                    -----------
ELECTRONICS - 2.6%
Raytheon Company - Class B                                 47,600     1,405,628

FOOD RETAILERS - 2.7%
Albertson's Inc.                                           44,500     1,486,300

FOREST PRODUCTS & Paper - 6.8%
Potlatch Corporation                                       34,700     1,216,235
Weyerhaeuser Company                                       24,900     1,407,597
Willamette Industries, Inc.                                21,300     1,036,245
                                                                    -----------
                                                                      3,660,077
                                                                    -----------
HEALTH CARE PROVIDERS - 6.1%
Tenet Healthcare Corporation (*)                           35,700     1,593,648
UnitedHealth Group, Inc.                                   25,900     1,695,932
                                                                    -----------
                                                                      3,289,580
                                                                    -----------
HOUSEHOLD PRODUCTS - 2.8%
Fortune Brands, Inc.                                       47,900     1,492,085

INSURANCE - 4.6%
Everest Re Group, Ltd.                                     15,400       983,290
The Allstate Corporation                                   36,300     1,515,525
                                                                    -----------
                                                                      2,498,815
                                                                    -----------
METALS - 2.6%
USX-U.S. Steel Group, Inc.                                 74,900     1,378,909

NATIONAL COMMERCIAL BANKS - 6.3%
JP Morgan Chase & Company                                  29,200     1,401,016
National City Corporation                                  25,300       688,413
Wells Fargo & Company                                      27,800     1,305,766
                                                                    -----------
                                                                      3,395,195
                                                                    -----------
OIL & GAS - 5.4%
BP Amoco PLC Sponsored ADR (United Kingdom)                26,916     1,455,617
Royal Dutch Petroleum Company - N.Y. Reg. (Netherlands)    24,100     1,434,673
                                                                    -----------
                                                                      2,890,290
                                                                    -----------
PRINTING & PUBLISHING - 2.5%
Harcourt General, Inc.                                     24,900     1,365,018

RESTAURANTS - 2.2%
McDonald's Corporation                                     43,900     1,207,250

DLB VALUE FUND

PORTFOLIO OF INVESTMENTS (Unaudited) Continued
APRIL 30, 2001
--------------------------------------------------------------------------------
     ISSUER                                                SHARES       VALUE

TRANSPORTATION - 1.4%
Burlington Northern Santa Fe Corporation                   12,200     $ 358,680
Union Pacific Corporation                                   6,700       381,163
                                                                    -----------
                                                                        739,843
                                                                    -----------
TOTAL COMMON STOCKS (identified cost, $39,285,320)                   50,172,975

                                                        PRINCIPAL
                                                           AMOUNT

SECURITY LENDING COLLATERAL - 4.9%
Fleet National Bank, 4.77%, Due 10/31/01               $1,284,943     1,284,943
Merrill Lynch & Co, 4.59%, Due 4/5/02                     226,901       226,901
Merrimac MM, 4.79%, Due 5/1/01                            680,704       680,704
Royal Bank of Scotland, 4.53%, Due 5/7/01                 453,802       453,802
                                                                    -----------
TOTAL SECURITY LENDING COLLATERAL (identified cost, $2,646,350)       2,646,350

REPURCHASE AGREEMENTS - 6.5%
Investors Bank & Trust Repurchase Agreement, 3.60%,
dated 4/30/01, $3,499,359 due on 5/1/01 (secured by
Federal Government Agency securities), at cost          3,499,009     3,499,009
                                                                    -----------
TOTAL INVESTMENTS (identified cost, $45,430,679)                     56,318,334

Other assets, less liabilities - (4.4%)                              (2,359,340)

NET ASSETS - 100%                                                   $53,958,994
                                                                    ===========
ADR American Depository Receipt
(*) Non-income producing security

See notes to financial statements.

DLB ENHANCED INDEX CORE EQUITY

PORTFOLIO OF INVESTMENTS (Unaudited)
APRIL 30, 2001
--------------------------------------------------------------------------------
COMMON STOCKS - 99.9%

     ISSUER                                                SHARES       VALUE

ADVERTISING - 0.2%
Interpublic Group of Companies, Inc.                          600      $ 20,370
Omnicom Group                                                 600        52,710
                                                                    -----------
                                                                         73,080
                                                                    -----------
AEROSPACE & DEFENSE - 1.3%
B.F. Goodrich Company                                         400        15,760
General Dynamics Corporation                                  700        53,956
Honeywell International, Inc.                               2,500       122,200
Lockheed Martin Corporation                                 3,200       112,512
Northrop Grumman Corporation                                  300        27,075
Rockwell International Corporation                            600        27,018
Textron Inc.                                                  600        31,812
The Boeing Company                                            900        55,620
                                                                    -----------
                                                                        445,953
                                                                    -----------
AIRLINES - 0.4%
AMR Corporation (*)                                           600        22,866
Delta Air Lines, Inc.                                         200         8,806
Fedex Corporation (*)                                       1,000        42,070
Southwest Airlines, Inc.                                    2,550        46,435
                                                                    -----------
                                                                        120,177
                                                                    -----------
APPAREL RETAILERS - 0.4%
Gap Inc.                                                      968        26,823
Kohls Corporation (*)                                       1,100        67,166
Nordstrom Inc.                                                200         3,678
The Limited, Inc.                                           1,400        23,688
                                                                    -----------
                                                                        121,355
                                                                    -----------
AUTOMOTIVE - 1.5%
Dana Corporation                                              600        11,778
Delphi Automotive Systems                                   2,300        34,270
Ford Motor Company                                          6,400       188,672
General Motors Corporation                                  1,700        93,177
Genuine Parts                                                 700        18,900
Harley-Davidson                                             1,100        50,699
ITT Industries, Inc.                                        1,600        70,512
Navistar International (*)                                    200         5,162
Paccar Inc.                                                   300        14,556
TRW, Inc.                                                     500        19,230
Visteon Corporation                                           500         8,265
                                                                    -----------
                                                                        515,221
                                                                    -----------
BANKING - 6.2%
American Express Company                                    4,000       169,760
C.I.T. Group Inc. Cl. A                                     1,100        40,370
Capital One Financial Corporation                             700        44,002

DLB ENHANCED INDEX CORE EQUITY

PORTFOLIO OF INVESTMENTS (Unaudited) Continued
APRIL 30, 2001
--------------------------------------------------------------------------------
     ISSUER                                                SHARES       VALUE

BANKING - CONTINUED
Charter One Financial, Inc.                                   700      $ 20,510
Citigroup Inc.                                             15,300       751,995
Federal Home Loan Mortgage Corporation                      2,500       164,500
Federal National Mortgage Association                       3,500       280,910
Golden West Financial Corporation                           1,000        58,700
Household International, Inc.                               2,500       160,050
MBNA Corporation                                            2,972       105,952
Providian Financial Corporation                             1,000        53,300
USA Education, Inc.                                         1,400        99,540
Washington Mutual, Inc.                                     4,300       214,699
                                                                    -----------
                                                                      2,164,288
                                                                    -----------
BEVERAGES, FOOD & TOBACCO - 5.0%
Adolph Coors Company Cl. B                                    200        10,400
Anheuser-Busch Companies, Inc.                              3,000       119,970
Archer-Daniels-Midland                                      2,200        26,202
Brown Forman Corporation                                      100         6,080
Campbell Soup Company                                       1,500        45,660
Coca-Cola Company                                           3,600       166,284
Conagra Inc.                                                1,900        39,539
General Mills, Inc.                                         1,000        39,410
H. J. Heinz Company                                         1,200        46,980
Hershey Foods Corporation                                     500        30,205
Kellogg Company                                             1,500        38,250
PepsiCo Inc.                                                4,400       192,764
Philip Morris Companies, Inc.                               7,400       370,814
Quaker Oats Company                                           400        38,800
Ralston Purina Group                                        1,100        33,429
Safeway Inc. (*)                                            1,700        92,310
Sara Lee Corporation                                        2,700        53,757
Supervalu Inc.                                                500         6,835
Sysco Corporation                                           2,400        67,488
Unilever NV (Netherlands)                                   1,900       106,628
UST Inc.                                                    4,900       147,490
Wm. Wrigley Jr. Company                                       800        38,648
                                                                    -----------
                                                                      1,717,943
                                                                    -----------
BUILDING MATERIALS - 1.7%
Johnson & Johnson                                           4,200       405,216
Lowe's Companies                                              700        44,100
The Home Depot, Inc.                                        2,600       122,460
Vulcan Materials Company                                      400        18,492
                                                                    -----------
                                                                        590,268
                                                                    -----------
CHEMICALS & PLASTICS - 1.2%
Air Products & Chemicals                                      900        38,691
Avery-Dennison Corporation                                    200        11,214
Cooper Tire & Rubber Company                                  300         3,612
Dow Chemicals                                                 966        32,313

DLB ENHANCED INDEX CORE EQUITY

PORTFOLIO OF INVESTMENTS (Unaudited) Continued
APRIL 30, 2001
--------------------------------------------------------------------------------
     ISSUER                                                SHARES       VALUE

CHEMICALS & PLASTICS - CONTINUED
E. I. Du Pont de Nemours and Company                        3,300     $ 149,127
Eastman Chemical Company                                      300        15,972
FMC Corporation (*)                                           100         7,169
Great Lakes Chemical Corporation                              200         6,286
Hercules Inc.                                                 400         4,780
International Flavors & Fragrances, Inc.                      400         9,888
Pharmacia & Upjohn, Inc.                                    1,400        73,164
PPG Industries, Inc.                                          500        26,575
Praxair Inc.                                                  500        23,665
Rohm & Haas Company                                           300        10,311
Tupperware Corporation                                        200         4,404
                                                                    -----------
                                                                        417,171
                                                                    -----------
COMMERCIAL SERVICES - 1.4%
Allied Waste Industries, Inc. (*)                           1,100        17,512
Block, H. & R. Inc.                                         2,800       154,000
Cendant Corporation (*)                                     2,400        42,576
Convergys Corporation (*)                                     600        21,900
Ecolab Inc.                                                   500        18,915
Equifax Inc.                                                  600        19,842
Fluor Corporation                                             300        15,813
Halliburton Company                                           800        34,568
Moody's Corporation                                           700        21,980
Paychex Inc.                                                1,200        41,472
PerkinElmer Inc.                                              200        13,382
R.R. Donnelley & Sons                                         500        13,920
Robert Half International, Inc. (*)                           300         8,340
Ryder System                                                  200         3,978
Waste Management, Inc.                                      2,200        53,702
                                                                    -----------
                                                                        481,900
                                                                    -----------
COMMUNICATIONS - 0.6%
ADC Telecommunications, Inc. (*)                            1,800        13,518
Andrew Corporation (*)                                        300         5,256
Avaya Inc. (*)                                              1,100        16,269
Comverse Technology Inc. (*)                                  600        41,100
Corning Inc.                                                1,000        21,970
Nortel Networks Corporation (Canada)                        3,325        50,872
Scientific-Atlanta, Inc.                                      500        28,865
Tellabs Inc. (*)                                              700        24,577
                                                                    -----------
                                                                        202,427
                                                                    -----------
COMPUTER INTEGRATED SYSTEMS DESIGN - 0.6%
Autodesk Inc.                                                 200         6,972
Cabletron Systems (*)                                         800        12,544
Computer Sciences Corporation (*)                             300        10,689

DLB ENHANCED INDEX CORE EQUITY

PORTFOLIO OF INVESTMENTS (Unaudited) Continued
APRIL 30, 2001
--------------------------------------------------------------------------------
     ISSUER                                                SHARES       VALUE

COMPUTER INTEGRATED SYSTEMS DESIGN - CONTINUED
Parametric Technology Corporation (*)                       1,100      $ 12,540
Sun Microsystems, Inc. (*)                                  9,900       169,488
                                                                    -----------
                                                                        212,233
                                                                    -----------
COMPUTER PROGRAMMING SERVICES - 0.1%
Mercury Interactive Corporation (*)                           300        19,845
                                                                    -----------
COMPUTER RELATED SERVICES - 0.3%
Electronic Data Systems Corporation                         1,400        90,300
                                                                    -----------
COMPUTERS & INFORMATION - 5.3%
Cisco Systems, Inc. (*)                                    12,900       219,042
Compaq Computer Corporation                                 1,900        33,250
Dell Computer Corporation (*)                               7,900       207,691
EMC Corporation (*)                                         6,826       270,310
Gateway Inc. (*)                                            1,300        24,700
Hewlett-Packard Company                                     6,300       179,109
International Business Machines Corporation                 5,400       621,756
Lexmark International Group, Inc. (*)                         400        24,572
Minnesota Mining & Manufacturing                            1,300       154,713
Pitney Bowes, Inc.                                            500        19,035
Sabre Holdings Corporation (*)                                400        19,944
Solectron Corporation (*)                                   2,100        53,445
                                                                    -----------
                                                                      1,827,567
                                                                    -----------
CONTAINERS & PACKAGING - 0.0%
Ball Corporation                                              100         4,600
                                                                    -----------
COSMETICS & PERSONAL CARE - 0.8%
Alberto Culver Co. Cl. B                                      200         8,148
Avon Products, Inc.                                           800        33,856
Clorox Company                                                800        25,464
Colgate-Palmolive Company                                   1,900       106,115
Procter & Gamble Company                                    1,464        87,913
The Gillette Company                                          700        19,852
                                                                    -----------
                                                                        281,348
                                                                    -----------
DATA PROCESSING AND PREPARATION - 1.4%
Automatic Data Processing, Inc.                             2,100       113,925
Deluxe Corporation                                          5,400       140,346
eFunds Corporation (*)                                          1            19
First Data Corporation                                      2,400       161,856
Fiserv Inc. (*)                                               400        22,136
IMS Health, Inc.                                            1,000        27,450
NCR Corporation (*)                                           400        18,804
                                                                    -----------
                                                                        484,536
                                                                    -----------
ELECTRIC UTILITIES - 3.2%
Allegheny Energy, Inc.                                      3,200       163,712
Ameren Corporation                                            500        20,985

DLB ENHANCED INDEX CORE EQUITY

PORTFOLIO OF INVESTMENTS (Unaudited) Continued
APRIL 30, 2001
--------------------------------------------------------------------------------
     ISSUER                                                SHARES       VALUE

ELECTRIC UTILITIES - CONTINUED
American Electric Power, Inc.                               1,000      $ 49,340
Calpine Corporation (*)                                       900        51,291
Cinergy Corporation                                           600        20,808
CMS Energy Corporation                                        500        15,650
Consolidated Edison Inc.                                      700        26,187
Constellation Energy Group, Inc.                              500        23,870
Dominion Resources, Inc.                                      800        54,792
DTE Energy Company                                            600        25,152
Duke Energy Corporation                                     1,100        51,436
Edison International                                        1,300        12,805
Entergy Corporation                                           800        32,400
Exelon Corporation                                          1,000        69,050
Firstenergy Corporation                                       900        27,270
FPL Group, Inc.                                               300        17,970
GPU Inc.                                                      500        16,655
Keyspan Corporation                                           500        19,850
Mirant Corporation (*)                                        397        16,198
Nisource Inc.                                                 300         8,931
P G & E Corporation                                           600         5,382
Pinnacle West Capital Corporation                             300        15,057
PPL Corporation                                               500        27,500
Progress Energy, Inc.                                         800        35,392
Public Service Enterprise Group                               700        32,508
Reliant Energy, Inc.                                          500        24,775
Sempra Energy                                               5,900       163,253
Southern Company                                            1,000        23,390
TXU Corporation                                               900        39,564
Xcel Energy, Inc.                                           1,100        34,320
                                                                    -----------
                                                                      1,125,493
                                                                    -----------
ELECTRICAL EQUIPMENT - 0.3%
Emerson Electric                                            1,400        93,310
National Service Industries                                   200         4,820
                                                                    -----------
                                                                         98,130
                                                                    -----------
ELECTRONICS - 0.2%
American Power Conversion Corporation (*)                     400         5,660
Molex Inc.                                                    800        32,312
Power-One Inc. (*)                                            400         7,004
Raytheon Company - Class B                                    500        14,765
Sanmina Corporation (*)                                       800        23,320
                                                                    -----------
                                                                         83,061
                                                                    -----------
ELECTRONICS/SEMICONDUCTORS - 3.8%
Advanced Micro Devices, Inc. (*)                            4,700       145,700
Altera Corporation (*)                                      1,400        35,406
Analog Devices, Inc. (*)                                    1,200        56,772
Intel Corporation                                          20,800       642,928
Linear Technology Corporation                               1,000        48,040

DLB ENHANCED INDEX CORE EQUITY

PORTFOLIO OF INVESTMENTS (Unaudited) Continued
APRIL 30, 2001
--------------------------------------------------------------------------------
     ISSUER                                                SHARES       VALUE

ELECTRONICS/SEMICONDUCTORS - CONTINUED
Maxim Intergrated Products (*)                              1,000      $ 51,100
Micron Technology, Inc. (*)                                 2,016        91,486
Novellus Systems, Inc. (*)                                    500        27,575
Qlogic Corporation (*)                                        200         8,578
Texas Instruments, Inc.                                     5,200       201,240
Vitesse Semiconductor Corporation (*)                         700        23,730
                                                                    -----------
                                                                      1,332,555
                                                                    -----------
ENTERTAINMENT & LEISURE - 0.7%
Eastman Kodak Company                                         600        26,100
Harrah's Entertainment, Inc. (*)                              500        17,250
Mattel, Inc.                                                1,200        19,380
The Walt Disney Company                                     6,400       193,600
                                                                    -----------
                                                                        256,330
                                                                    -----------
FINANCIAL SERVICES - 1.7%
Bear Stearns Companies, Inc.                                  400        20,120
Countrywide Credit Industries, Inc.                           500        21,335
Franklin Resources, Inc.                                    1,000        43,650
Lehman Brothers Holdings, Inc.                                800        58,200
Merrill Lynch & Company                                     2,700       166,590
Morgan Stanley Dean Witter & Company                        3,500       219,765
Stilwell Financial, Inc.                                      900        26,523
T Rowe Price Group, Inc.                                      500        17,380
                                                                    -----------
                                                                        573,563
                                                                    -----------
FOOD RETAILERS - 0.5%
Albertson's Inc.                                            1,500        50,100
Kroger Company (*)                                          2,800        63,252
Starbucks Corporation (*)                                   1,200        23,220
Winn Dixie                                                    600        18,942
                                                                    -----------
                                                                        155,514
                                                                    -----------
FOREST PRODUCTS & PAPER - 0.9%
Bemis Company                                                 200         7,522
Boise Cascade Corporation                                     200         6,996
Georgia-Pacific Group                                         900        29,259
International Paper Company                                 1,556        60,964
Kimberly-Clark Corporation                                  1,700       100,980
Mead Corporation                                              400        11,280
Pactiv Corporation (*)                                        700         9,786
Temple Inland, Inc.                                           200        10,200
Westvaco Corporation                                          400        10,552
Weyerhaeuser Company                                          700        39,571
Willamette Industries, Inc.                                   500        24,325
                                                                    -----------
                                                                        311,435
                                                                    -----------
HEALTH CARE PROVIDERS - 0.8%
Healthsouth Corporation (*)                                 1,300        18,265

DLB ENHANCED INDEX CORE EQUITY

PORTFOLIO OF INVESTMENTS (Unaudited) Continued
April 30, 2001
--------------------------------------------------------------------------------
     ISSUER                                                SHARES       VALUE

HEALTH CARE PROVIDERS - CONTINUED
Manor Care, Inc. (*)                                          400       $ 9,280
Tenet Healthcare Corporation (*)                            1,100        49,104
The Healthcare Company                                      1,800        69,660
UnitedHealth Group, Inc.                                    2,000       130,960
                                                                    -----------
                                                                        277,269
                                                                    -----------
HEAVY CONSTRUCTION - 0.0%
Centex Corporation                                            200         8,630

HEAVY MACHINERY - 1.5%
Applied Materials, Inc. (*)                                 2,600       141,960
Baker Hughes, Inc.                                          1,200        47,148
Black & Decker Corporation                                    300        11,958
Caterpillar                                                 1,200        60,240
Cummins, Inc.                                                 200         8,280
Deere & Company                                               800        32,856
Dover Corporation                                             800        31,256
Ingersoll Rand Company                                        500        23,500
Pall Corporation                                              500        11,735
Parker-Hannifin Corporation                                   500        23,310
Stanley Works                                                 400        14,500
Timken Company                                                264         4,514
United Technologies Corporation                             1,600       124,928
                                                                    -----------
                                                                        536,185
                                                                    -----------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 4.5%
General Electric Company                                   29,900     1,451,047
Johnson Controls                                              300        21,720
KB Home                                                       200         6,044
Maytag Corporation                                            300        10,425
Newell Rubbermaid, Inc.                                       800        21,568
Pulte Corporation                                             900        42,102
Whirlpool Corporation                                         300        16,731
                                                                    -----------
                                                                      1,569,637
                                                                    -----------
HOUSEHOLD PRODUCTS - 0.2%
Fortune Brands, Inc.                                          600        18,690
Illinois Tool Works, Inc.                                     424        26,873
Snap-On, Inc.                                                 200         5,800
Tiffany & Company                                             500        16,210
                                                                    -----------
                                                                         67,573
                                                                    -----------
INDUSTRIAL - DIVERSIFIED - 0.9%
Tyco International Ltd. (Bermuda)                           5,900       314,883

INFORMATION RETRIEVAL SERVICES - 1.4%
AOL Time Warner, Inc. (*)                                   9,196       464,398
Yahoo! Inc. (*)                                             1,800        36,324
                                                                    -----------
                                                                        500,722
                                                                    -----------

DLB ENHANCED INDEX CORE EQUITY

PORTFOLIO OF INVESTMENTS (Unaudited) Continued
APRIL 30, 2001
--------------------------------------------------------------------------------
     ISSUER                                                SHARES       VALUE

INSURANCE - 3.9%
Aetna Inc. (*)                                                600      $ 16,914
Aflac Corporation                                           1,800        57,240
Ambac Financial Group, Inc.                                   400        21,524
American General Corporation                                1,600        69,776
American International Group, Inc.                          3,400       278,120
Aon Corporation                                               900        29,916
Chubb Corporation                                             600        40,050
Cigna Corporation                                             200        21,340
Conseco Inc.                                                1,300        24,739
Hartford Financial Services Group, Inc.                       400        24,840
Humana Inc. (*)                                               900         8,892
Jefferson Pilot Corporation                                   600        27,996
Lincoln National Corporation                                  700        32,312
Loews Corporation                                           2,800       188,748
Marsh & Mclennan Companies, Inc.                              400        38,576
MBIA Inc.                                                     750        35,888
Metlife Inc.                                                2,600        75,400
Mgic Investment Corporation                                   400        25,996
Progressive Corporation                                       200        23,360
St. Paul Companies                                            400        18,040
The Allstate Corporation                                    5,400       225,450
Torchmark Corporation                                         500        18,945
Unimprovident Corporation                                     700        20,937
Wellpoint Health Networks (*)                                 300        29,475
                                                                    -----------
                                                                      1,354,474
                                                                    -----------
LODGING - 0.2%
Hilton Hotels                                               1,500        16,575
Marriott International Cl. A                                  800        36,704
Starwood Hotels & Resorts Worldwide, Inc.                     700        25,263
                                                                    -----------
                                                                         78,542
                                                                    -----------
MEDIA - BROADCASTING & PUBLISHING - 1.6%
American Greetings Corporation                                300         3,453
Clear Channel Communication, Inc. (*)                       1,900       106,020
Comcast Corporation (*)                                     2,900       127,339
Dow Jones & Company, Inc.                                     300        16,281
Gannett Company, Inc.                                         900        58,095
Knight Ridder, Inc. (*)                                       300        16,245
McGraw-Hill Companies, Inc.                                   700        45,346
Meredith Corporation                                          100         3,774
New York Times Company                                        700        28,721
Tribune Company                                             1,000        42,140
Viacom Inc. Cl. B (*)                                       2,000       104,120
                                                                    -----------
                                                                        551,534
                                                                    -----------
MEDICAL SUPPLIES - 2.3%
Agilent Technologies, Inc. (*)                              1,600        62,416
Allergan Inc.                                                 400        30,400

DLB ENHANCED INDEX CORE EQUITY

PORTFOLIO OF INVESTMENTS (Unaudited) Continued
APRIL 30, 2001
--------------------------------------------------------------------------------
     ISSUER                                                SHARES       VALUE

MEDICAL SUPPLIES - CONTINUED
Applera Corporation - Applied Biosystems Group                700      $ 22,442
Bard (C.R.), Inc.                                             200         8,802
Bausch & Lomb, Inc.                                           200         8,540
Baxter International, Inc.                                  2,300       209,645
Becton Dickinson & Company                                  1,000        32,350
Biomet Inc.                                                   700        29,911
Boston Scientific Corporation (*)                           1,300        20,644
Danaher Corporation                                           500        28,005
Eaton Corporation                                             300        22,083
Guidant Corporation (*)                                     1,000        41,000
KLA-Tencor Corporation (*)                                    600        32,976
Medtronic Inc.                                              3,700       165,020
Millipore Corporation                                         200        11,470
St Jude Medical, Inc. (*)                                     300        17,175
Stryker Corporation                                           600        35,574
Tektronix Inc. (*)                                            400         9,680
Thermo Electron Corporation (*)                               700        18,452
                                                                    -----------
                                                                        806,585
                                                                    -----------
METALS - 1.2%
Alcan Aluminum Ltd (Canada)                                 1,100        48,950
Alcoa Inc.                                                  2,600       107,640
Allegheny Technologies, Inc.                                  300         5,472
Barrick Gold Corporation (Canada)                           1,300        21,372
Cooper Industries, Inc.                                       400        14,948
Crane Company                                                 200         5,628
Engelhard Corporation                                       5,400       138,834
Inco Ltd. (Canada) (*)                                        800        14,512
Masco Corporation                                           1,500        34,500
Nucor Corporation                                             300        15,219
Phelps Dodge Corporation                                      300        13,422
Worthington Industries                                        400         4,780
                                                                    -----------
                                                                        425,277
                                                                    -----------
MINING - 0.1%
Freeport-McMoran (*)                                          300         4,248
Placer Dome, Inc. (Canada)                                  1,400        14,168
                                                                    -----------
                                                                         18,416
                                                                    -----------
NATIONAL COMMERCIAL BANKS - 5.5%
Amsouth Bancorp                                             1,200        20,580
Bank Of America Corporation                                 1,800       100,800
Bank Of New York                                            2,500       125,500
Bank One Corporation                                        3,700       139,749
BB&T Corporation                                            1,400        49,588
Comerica Inc.                                                 600        30,858
First Union Corp (N.E.)                                     3,300        98,901
Fleet Boston Financial Corporation                          3,314       127,158
Huntington Bancshares, Inc.                                   500         7,535

DLB ENHANCED INDEX CORE EQUITY

PORTFOLIO OF INVESTMENTS (Unaudited) Continued
APRIL 30, 2001
--------------------------------------------------------------------------------
     ISSUER                                                SHARES       VALUE

NATIONAL COMMERCIAL BANKS - CONTINUED
JP Morgan Chase & Company                                   5,864     $ 281,355
Key Corporation                                             1,600        37,088
Mellon Financial Corporation                                1,600        65,488
National City Corporation                                   1,900        51,699
PNC Financial Services Group                                1,000        65,070
Southtrust Corporation                                      3,300       156,915
State Street Corporation                                      600        62,268
Suntrust Banks, Inc.                                        1,000        63,500
U.S. Bancorp                                                6,164       130,554
Union Planters Corporation                                    600        22,806
Wachovia Corporation                                          700        42,560
Wells Fargo & Company                                       5,200       244,244
                                                                    -----------
                                                                      1,924,216
                                                                    -----------
OIL & GAS - 9.2%
Amerada Hess Corporation                                    1,100        96,250
Anadarko Petroleum Corporation                                800        51,696
Apache Corporation                                            400        25,584
Ashland Inc.                                                3,400       146,404
Burlington Resources, Inc.                                    800        37,768
Chevron Corporation                                         2,000       193,120
Conoco Inc. Cl. B                                           2,000        60,840
Devon Energy Corporation                                      500        29,505
Dynegy Inc.                                                   500        28,925
El Paso Corporation                                         2,084       143,379
Enron Corporation                                           2,300       144,256
Eog Resources, Inc.                                           400        18,556
Exxon Mobil Corporation                                    10,700       948,020
Kerr - McGee Corporation                                      300        21,495
Kinder Morgan, Inc.                                         1,600        93,920
Nabors Industries, Inc. (*)                                   500        29,810
NICOR Inc.                                                    200         7,838
Noble Drilling Corporation (*)                                400        19,400
Occidental Petroleum Corporation                            1,200        36,144
Oneok Inc.                                                    104         4,495
Peoples Energy Corporation                                    200         7,950
Phillips Petroleum Company                                    900        53,640
Rowan Companies, Inc. (*)                                     400        13,276
Royal Dutch Petroleum Company - N.Y. Reg. (Netherlands)     6,500       386,945
Schlumberger Ltd.                                           1,900       125,970
Sunoco Inc.                                                   400        15,208
Texaco Inc.                                                 3,500       252,980
Tosco Corporation                                           1,800        82,890
Unocal Corporation                                            900        34,344
USX-Marathon Group                                          1,000        31,960
Williams Companies, Inc.                                    1,400        59,038
                                                                    -----------
                                                                      3,201,606
                                                                    -----------

DLB ENHANCED INDEX CORE EQUITY

PORTFOLIO OF INVESTMENTS (Unaudited) Continued
April 30, 2001
--------------------------------------------------------------------------------
     ISSUER                                                SHARES       VALUE

PHARMACEUTICALS - 8.6%
Abbott Laboratories                                         4,800     $ 222,624
Alza Corporation (*)                                          800        36,576
American Home Products Corporation                          4,000       231,000
Amgen Inc. (*)                                              3,200       195,648
Biogen Inc. (*)                                               300        19,398
Bristol-Myers Squibb Company                                2,600       145,600
Cardinal Health, Inc.                                       2,400       161,760
Chiron Corporation (*)                                        600        28,806
Eli Lilly & Company                                         3,400       289,000
Forest Laboratories, Inc. (*)                                 600        36,690
King Pharmaceuticals, Inc. (*)                                600        25,278
McKesson HBOC, Inc.                                           900        27,756
Medimmune Inc. (*)                                            400        15,660
Merck & Company, Inc.                                       7,100       539,387
Pfizer Inc.                                                19,025       823,783
Schering-Plough Corporation                                 4,400       169,576
Sigma Aldrich Corporation                                     300        13,812
Watson Pharmaceutical, Inc. (*)                               200         9,960
                                                                    -----------
                                                                      2,992,314
                                                                    -----------
PREPACKAGED SOFTWARE - 5.5%
Adobe Systems, Inc.                                         4,300       193,156
BMC Software, Inc. (*)                                        500        12,095
Computer Associates International Inc.                      4,300       138,417
Intuit Inc. (*)                                               700        22,428
Microsoft Corporation (*)                                  16,197     1,097,347
Oracle Corporation (*)                                     16,000       258,560
Peoplesoft (*)                                              1,000        37,040
Siebel Systems, Inc. (*)                                    1,400        63,812
Veritas Software Corporation (*)                            1,300        77,493
                                                                    -----------
                                                                      1,900,348
                                                                    -----------
PRINTING & PUBLISHING - 0.1%
Harcourt General, Inc.                                        300        16,446
                                                                    -----------
RESTAURANTS - 1.3%
Darden Restaurants, Inc.                                    5,500       150,205
McDonald's Corporation                                      4,200       115,500
Tricon Global Restaurants, Inc. (*)                         3,900       174,798
Wendy's International, Inc.                                   600        15,198
                                                                    -----------
                                                                        455,701
                                                                    -----------
RETAILERS - 4.0%
Autozone Inc. (*)                                             500        15,670
Bed Bath & Beyond, Inc. (*)                                   900        25,488
Best Buy Company, Inc. (*)                                    700        38,535
Circuit City Stores                                           400         6,020
Consolidated Stores Corporation (*)                           500         5,500
Costco Wholesale Corporation (*)                              500        17,465

DLB ENHANCED INDEX CORE EQUITY

PORTFOLIO OF INVESTMENTS (Unaudited) Continued
APRIL 30, 2001
--------------------------------------------------------------------------------
     ISSUER                                                SHARES       VALUE

RETAILERS - CONTINUED
CVS Corporation                                             1,200      $ 70,740
Dillards Inc. Cl. A                                           400         6,776
Federated Department Stores (*)                               800        34,384
Longs Drugstores Corporation                                4,339       128,651
May Dept Stores                                             1,000        37,250
Radioshack Corporation                                        300         9,189
Sears, Roebuck and Company                                  1,200        44,220
Sherwin Williams Company                                      700        14,686
Target Corporation                                          3,000       115,350
TJX Companies, Inc.                                         1,000        31,330
Toys 'R' Us, Inc. Holding Company (*)                         800        19,840
Wal-Mart Stores, Inc.                                      12,300       636,402
Walgreen Company                                            3,100       132,618
                                                                    -----------
                                                                      1,390,114
                                                                    -----------
STATE COMMERCIAL BANKS - 0.6%
Fifth Third Bancorp                                         2,044       109,885
Northern Trust                                                800        52,024
Regions Financial Corporation                                 900        27,405
Synovus Financial                                           1,000        28,780
                                                                    -----------
                                                                        218,094
                                                                    -----------
TELEPHONE SYSTEMS - 5.7%
Alltel Corporation                                          1,000        54,610
AT&T Corporation                                           11,300       251,764
Bellsouth Corporation                                       5,900       247,564
Centurytel Inc.                                               300         8,154
Global Crossing Ltd. (*)                                    2,352        29,471
Qwest Communications Intl, Inc. (*)                         5,400       220,860
SBC Communications, Inc.                                   10,100       416,625
Sprint Corporation (Fon Group)                              2,900        62,002
Sprint Corporation (PCS Group) (*)                          2,000        51,260
Verizon Communications                                      8,500       468,096
Worldcom Inc. (*)                                           8,900       162,425
                                                                    -----------
                                                                      1,972,831
                                                                    -----------
TEXTILES, CLOTHING & FABRICS - 0.6%
Liz Claiborne, Inc.                                           200         9,832
Nike Inc.                                                     900        37,629
Reebok International Ltd. (*)                                 200         5,126
VF Corporation                                              3,900       158,301
                                                                    -----------
                                                                        210,888
                                                                    -----------
Transportation - 0.5%
Brunswick Corporation                                         500        10,030
Burlington Northern Santa Fe Corporation                    1,400        41,160
Carnival Corporation                                        1,900        50,350
CSX Corporation                                               256         8,978

DLB ENHANCED INDEX CORE EQUITY

PORTFOLIO OF INVESTMENTS (Unaudited) Continued
April 30, 2001
--------------------------------------------------------------------------------
     ISSUER                                                SHARES       VALUE

TRANSPORTATION - CONTINUED
Norfolk Southern Corporation                                1,600      $ 31,584
Union Pacific Corporation                                     800        45,512
                                                                    -----------
                                                                        187,614
                                                                    -----------
TOTAL COMMON STOCKS (identified cost, $34,983,637)                   34,686,192

                                                        PRINCIPAL
                                                           AMOUNT
SECURITY LENDING COLLATERAL - 8.7%
Fleet National Bank, 4.77%, Due 10/31/01               $1,476,530     1,476,530
Merrill Lynch & Co, 4.59%, Due 4/5/02                     260,733       260,733
Merrimac MM, 4.79%, Due 5/1/01                            782,198       782,198
Royal Bank of Scotland, 4.53%, Due 5/7/01                 521,465       521,465
                                                                    -----------
TOTAL SECURITY LENDING COLLATERAL (identified cost, $3,040,926)       3,040,926

REPURCHASE AGREEMENTS - 0.1%

Investors Bank & Trust Repurchase Agreement, 3.60%,
dated 4/30/01, $34,962 due on 5/1/01 (secured by
Federal Government Agency securities), at cost             34,959        34,959
                                                                    -----------
TOTAL INVESTMENTS (identified cost, $38,059,522)                     37,762,077

Other assets, less liabilities - (8.7%)                              (3,035,980)
                                                                    -----------
NET ASSETS - 100%                                                   $34,726,097
                                                                    ===========
(*) Non-income producing security

See notes to financial statements.

DLB ENHANCED INDEX GROWTH FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 2001
--------------------------------------------------------------------------------
COMMON STOCKS - 99.4%

ISSUER                                                     SHARES       VALUE

ADVERTISING - 0.5%
Catalina Marketing Corporation (*)                            200       $ 6,992
Interpublic Group of Companies, Inc.                          800        27,160
Omnicom Group                                                 800        70,280
TMP Worldwide, Inc. (*)                                       300        14,472
                                                                    -----------
                                                                        118,904
                                                                    -----------
AEROSPACE & Defense - 0.2%
Honeywell International, Inc.                                 500        24,440
The Boeing Company                                            300        18,540
                                                                    -----------
                                                                         42,980
                                                                    -----------
AIRLINES - 0.0%
Northwest Airlines Corporation Cl. A (*)                      100         2,499
                                                                    -----------
APPAREL RETAILERS - 0.9%
Gap Inc.                                                    2,728        75,593
Intimate Brands, Inc.                                         400         6,400
Kohls Corporation (*)                                       1,600        97,696
Talbots Inc.                                                  420        17,577
The Limited, Inc.                                             200         3,384
                                                                    -----------
                                                                        200,650
                                                                    -----------
AUTOMOTIVE - 0.3%
Autonation Inc. (*)                                           800         8,680
Harley-Davidson                                             1,400        64,526
                                                                    -----------
                                                                         73,206
                                                                    -----------
BANKING - 1.3%
American Express Company                                      600        25,464
Capital One Financial Corporation                             800        50,288
MBNA Corporation                                            2,700        96,255
Providian Financial Corporation                             1,636        87,199
USA Education, Inc.                                           600        42,660
                                                                    -----------
                                                                        301,866
                                                                    -----------
BEVERAGES, FOOD & TOBACCO - 3.0%
Anheuser-Busch Companies, Inc.                                500        19,995
Campbell Soup Company                                         600        18,264
Coca-Cola Company                                           7,000       323,330
Coca-Cola Enterprises, Inc                                    500         9,065
General Mills, Inc.                                         1,100        43,351
Kellogg Company                                               400        10,200
Pepsi Bottling Group, Inc.                                    700        28,014
PepsiCo Inc.                                                  900        39,429
Quaker Oats Company                                           600        58,200
Safeway Inc. (*)                                            1,000        54,300
Sara Lee Corporation                                        1,500        29,865

DLB ENHANCED INDEX GROWTH FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONTINUED
APRIL 30, 2001
--------------------------------------------------------------------------------
ISSUER                                                     SHARES       VALUE

BEVERAGES, FOOD & TOBACCO - Continued
Sysco Corporation                                           2,200      $ 61,864
UST Inc.                                                      300         9,030
                                                                    -----------
                                                                        704,907
                                                                    -----------
BUILDING MATERIALS - 3.0%
Apogent Technologies, Inc. (*)                                300         6,900
Cytyc Corporation (*)                                         600        14,130
Fastenal Company                                              100         6,485
Ingram Micro, Inc. Cl. A (*)                                  100         1,448
Johnson & Johnson                                             400        38,592
Lowe's Companies                                              900        56,700
Patterson Dental Company (*)                                  872        26,648
Quanta Services, Inc. (*)                                     100         2,569
The Home Depot, Inc.                                       11,400       536,939
                                                                    -----------
                                                                        690,411
                                                                    -----------
CHEMICALS & Plastics - 1.1%
Cabot Corporation                                              56         1,821
Pharmacia & Upjohn, Inc.                                    4,800       250,848
Sealed Air Corporation (*)                                    100         3,880
                                                                    -----------
                                                                        256,549
                                                                    -----------
COMMERCIAL SERVICES - 2.0%
Affymetrix Inc. (*)                                           100         3,305
Apollo Group, Inc. Cl. A (*)                                1,104        34,334
Applera Corporation (*)                                       200         8,250
Ariba Inc. (*)                                                800         6,184
Celgene Corporation (*)                                       300         5,301
Cendant Corporation (*)                                       800        14,192
Cintas Corporation                                            600        26,286
Concord EFS, Inc. (*)                                       1,500        69,825
Convergys Corporation (*)                                     100         3,650
DeVry Inc. (*)                                                300         9,483
Dun & Bradstreet Corporation (*)                              200         5,554
eBay Inc. (*)                                                 600        30,288
Ecolab Inc.                                                   520        19,672
Equifax Inc.                                                  700        23,149
Halliburton Company                                         1,100        47,531
Icos Corporation (*)                                          100         5,761
Incyte Genomics, Inc. (*)                                     300         4,837
Iron Mountain, Inc. (*)                                       100         3,615
Millennium Pharmaceuticals (*)                                300        11,160
Paychex Inc.                                                2,000        69,120
Quest Diagnostics, Inc. (*)                                   100        12,320
Republic Services, Inc. (*)                                   100         1,800
Robert Half International, Inc. (*)                         1,100        30,580
TeleTech Holdings, Inc. (*)                                   100           682
Ticketmaster Online-CitySearch, Inc. Cl. B (*)                100         1,399

DLB ENHANCED INDEX GROWTH FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONTINUED
APRIL 30, 2001
--------------------------------------------------------------------------------
ISSUER                                                     SHARES       VALUE

COMMERCIAL SERVICES - CONTINUED
Valassis Communications, Inc (*)                              100       $ 3,535
Wind River Systems (*)                                        300         8,436
                                                                    -----------
                                                                        460,249
                                                                    -----------
COMMUNICATIONS - 3.4%
ADC Telecommunications, Inc. (*)                            3,600        27,036
Advanced Fibre Communication (*)                              300         4,707
Andrew Corporation (*)                                        200         3,504
Avaya Inc. (*)                                              1,800        26,622
Ciena Corporation (*)                                       1,600        88,096
Comverse Technology Inc. (*)                                  800        54,800
Copper Mountain Networks (*)                                  200           554
Corning Inc.                                                1,100        24,167
Ditech Communications Corporation (*)                         100         1,216
DMC Stratex Networks, Inc. (*)                                300         2,301
Foundry Networks, Inc. (*)                                    300         4,455
Harris Corporation                                            100         2,875
Inet Technologies, Inc. (*)                                   100           831
Juniper Networks, Inc. (*)                                  1,300        76,739
L-3 Communications Holdings, Inc. (*)                         300        23,175
Lucent Technologies                                         6,000        60,060
McLeodUSA Inc. (*)                                            800         7,080
Network Appliance, Inc. (*)                                 1,500        34,125
Nextel Communications, Inc. Cl. A (*)                       2,700        43,875
Openwave Systems, Inc. (*)                                    300        10,383
Polycom Inc. (*)                                              200         4,646
Powerwave Technologies, Inc. (*)                              200         3,634
Qualcomm Inc. (*)                                           3,100       177,816
Sawtek Inc. (*)                                               100         2,460
Scientific-Atlanta, Inc.                                      800        46,184
Sonus Networks, Inc. (*)                                      100         2,546
Tekelec (*)                                                   200         6,240
Tellabs Inc. (*)                                            1,600        56,176
Terayon Corporation (*)                                       100           476
                                                                    -----------
                                                                        796,779
                                                                    -----------
COMPUTER INTEGRATED SYSTEMS DESIGN - 1.6%
3COM Corporation (*)                                        1,100         7,172
Autodesk Inc.                                                 100         3,486
BroadVision Inc. (*)                                          900         5,751
Cabletron Systems (*)                                         300         4,704
Cadence Design Systems, Inc. (*)                            1,100        22,770
Cognex Corporation (*)                                        200         5,902
Computer Sciences Corporation (*)                             500        17,815
Jake Henry & Associates                                       372        10,487
National Instruments Corporation (*)                          100         3,500
Parametric Technology Corporation (*)                         900        10,260
Sapient Corporation (*)                                       100         1,345
Sun Microsystems, Inc. (*)                                 15,700       268,784

DLB ENHANCED INDEX GROWTH FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONTINUED
APRIL 30, 2001
--------------------------------------------------------------------------------
ISSUER                                                     SHARES       VALUE

COMPUTER INTEGRATED SYSTEMS DESIGN - CONTINUED
Synopsys Inc. (*)                                             100       $ 5,743
Unisys Corporation (*)                                        300         3,612
                                                                    -----------
                                                                        371,331
                                                                    -----------
COMPUTER MAINTENANCE AND REPAIR - 0.0%
Electronics for Imaging (*)                                   100         2,780
                                                                    -----------
COMPUTER PROGRAMMING SERVICES - 0.4%
Entrust Technologies, Inc. (*)                                100           629
Kana Communications, Inc. (*)                                 400           504
Macromedia Inc. (*)                                           200         4,532
Mercury Interactive Corporation (*)                           400        26,460
Portal Software, Inc. (*)                                     400         3,520
RealNetworks Inc. (*)                                         300         2,760
VeriSign, Inc. (*)                                            900        46,152
                                                                    -----------
                                                                         84,557
                                                                    -----------
COMPUTER RELATED SERVICES - 0.4%
Acxiom Corporation (*)                                        300         4,551
Checkfree Corporation (*)                                     100         3,984
CNET Networks, Inc. (*)                                       200         2,454
Electronic Data Systems Corporation                         1,200        77,400
Inktomi Corporation (*)                                       400         2,932
RSA Security, Inc. (*)                                        150         4,800
Scient Corporation (*)                                        200           298
                                                                    -----------
                                                                         96,419
                                                                    -----------
COMPUTERS & INFORMATION - 10.3%
Apple Computer, Inc. (*)                                      300         7,647
CDW Computer Centers, Inc. (*)                                200         8,084
Cisco Systems, Inc. (*)                                    34,700       589,206
Compaq Computer Corporation                                 1,400        24,500
Dell Computer Corporation (*)                              10,600       278,674
EMC Corporation (*)                                        11,100       439,560
Emulex Corporation (*)                                        300        10,773
Extreme Networks, Inc. (*)                                    300         9,870
Gateway Inc. (*)                                              900        17,100
Hewlett-Packard Company                                     3,000        85,290
International Business Machines Corporation                 6,500       748,410
International Game Technology (*)                             752        42,059
Jabil Circuit, Inc. (*)                                       500        14,520
Lexmark International Group, Inc. (*)                         600        36,858
Palm Inc. (*)                                               2,800        22,428
Sabre Holdings Corporation (*)                                100         4,986
Sandisk Corporation (*)                                       200         5,372
Solectron Corporation (*)                                   1,000        25,450
Symbol Technologies, Inc.                                     450        14,175
                                                                    -----------
                                                                      2,384,962
                                                                    -----------

DLB ENHANCED INDEX GROWTH FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONTINUED
APRIL 30, 2001
--------------------------------------------------------------------------------
ISSUER                                                     SHARES       VALUE

COSMETICS & PERSONAL CARE - 0.9%
Colgate-Palmolive Company                                   1,700      $ 94,945
Estee Lauder Companies, Inc. Cl. A                            400        15,900
The Gillette Company                                        3,500        99,260
                                                                    -----------
                                                                        210,105
                                                                    -----------
DATA PROCESSING AND PREPARATION - 1.3%
Affiliated Computer Services, Inc. Cl. A (*)                  300        21,600
American Management Systems (*)                               200         4,210
Arbitron Inc. (*)                                              40           835
Automatic Data Processing, Inc.                             2,500       135,625
Bisys Group, Inc. (*)                                         800        38,560
CSG Systems International (*)                                 200        11,642
Fiserv Inc. (*)                                               500        27,670
Homestore.com, Inc. (*)                                       200         6,390
IMS Health, Inc.                                            1,400        38,430
Infonet Services Corporation Cl. B (*)                        200         1,420
NCR Corporation (*)                                           100         4,701
Total System Services, Inc.                                   300         8,460
                                                                    -----------
                                                                        299,543
                                                                    -----------
ELECTRIC UTILITIES - 0.7%
AES Corporation (*)                                         1,400        66,738
Calpine Corporation (*)                                     1,700        96,883
NRG Energy, Inc. (*)                                          100         3,575
                                                                    -----------
                                                                        167,196
                                                                    -----------
ELECTRONICS - 0.8%
Adaptec Inc. (*)                                              100         1,124
American Power Conversion Corporation (*)                     700         9,905
Amphenol Corp - Cl. A (*)                                     300        12,630
AVX Corp.                                                     100         1,854
General Motors Cl. H (*)                                      800        17,000
JDS Uniphase Corporation (*)                                  920        19,670
Kemet Corporation (*)                                         400         8,208
Kopin Corporation (*)                                         100           703
Microchip Technology, Inc. (*)                                700        20,251
Molex Inc.                                                    500        20,195
Newport Corporation                                           200         7,560
Power-One Inc. (*)                                            300         5,253
Sanmina Corporation (*)                                     1,400        40,810
SCI Systems, Inc. (*)                                         200         5,110
Sycamore Networks, Inc. (*)                                   500         4,760
Virata Corporation (*)                                        100         1,360
Vishay Intertechnology, Inc. (*)                              100         2,495
                                                                    -----------
                                                                        178,888
                                                                    -----------
ELECTRONICS/SEMICONDUCTORS - 8.8%
Advanced Micro Devices, Inc. (*)                            1,200        37,200
Alpha Industries (*)                                          200         4,914

DLB ENHANCED INDEX GROWTH FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONTINUED
APRIL 30, 2001
--------------------------------------------------------------------------------
ISSUER                                                     SHARES       VALUE

ELECTRONICS/SEMICONDUCTORS - CONTINUED
Altera Corporation (*)                                        600      $ 15,174
Amkor Technology, Inc. (*)                                    500        10,875
Analog Devices, Inc. (*)                                    1,800        85,158
Applied Micro Circuits Corporation (*)                        400        10,408
Atmel Corporation (*)                                       2,500        34,725
Broadcom Corporation Cl. A (*)                                300        12,468
Cree Inc. (*)                                                 300         6,459
Cypress Semiconductor Corporation (*)                         800        18,080
Fairchild Semiconductor International, Inc. Cl. A (*)         400         7,240
Finisar Corporation (*)                                       500         7,475
Globespan Inc. (*)                                            300         6,600
Integrated Device Tech Inc. (*)                               800        31,336
Intel Corporation                                          33,700     1,041,667
International Rectifier Corporation (*)                       400        22,200
Intersil Holding Corporation (*)                              100         3,224
Lattice Semiconductor Corporation (*)                         300         7,389
Linear Technology Corporation                               2,000        96,080
Maxim Intergrated Products (*)                              1,495        76,395
Micrel Inc. (*)                                               300        10,188
Micron Technology, Inc. (*)                                 2,200        99,836
National Semiconductor Corporation (*)                        800        23,040
Next Level Communication, Inc. (*)                            100           705
Novellus Systems, Inc. (*)                                    800        44,120
Nvidia Corporation (*)                                        200        16,660
ON Semiconductor Corporation (*)                              200         1,180
PMC-Sierra Inc. (*)                                           700        29,155
Qlogic Corporation (*)                                        400        17,156
Rambus Inc. (*)                                               400         6,800
Semtech Corporation (*)                                       300         8,631
Silicon Storage Technology, Inc. (*)                          400         3,976
Texas Instruments, Inc.                                     4,300       166,410
Transwitch Corporation (*)                                    600        10,410
Triquint Semiconductor, Inc. (*)                              300         8,709
Vitesse Semiconductor Corporation (*)                         800        27,120
Xilinx Inc. (*)                                               500        23,735
                                                                    -----------
                                                                      2,032,898
                                                                    -----------
ENTERTAINMENT & LEISURE - 0.1%
Blockbuster, Inc. Cl. A                                       100         1,865
Macrovision Corporation (*)                                   300        17,154
                                                                    -----------
                                                                         19,019
                                                                    -----------
FINANCIAL SERVICES - 0.9%
Ameritrade Holding Corp. Cl. A (*)                            100           682
Charles Schwab & Company, Inc.                              5,700       112,860
Federated Investors, Inc. Cl. B                               600        17,490
Knight Trading Group, Inc.                                    400         7,400
SEI Investments Company                                       600        24,066
Stilwell Financial, Inc.                                      800        23,576

DLB ENHANCED INDEX GROWTH FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONTINUED
APRIL 30, 2001
--------------------------------------------------------------------------------
ISSUER                                                     SHARES       VALUE

FINANCIAL SERVICES - CONTINUED
T Rowe Price Group, Inc.                                      200       $ 6,952
TD Waterhouse Group (*)                                       100         1,121
Waddell & Reed Financial, Inc. Cl. A                          400        12,168
                                                                    -----------
                                                                        206,315
                                                                    -----------
FOOD RETAILERS - 0.4%
Kroger Company (*)                                          1,900        42,921
Starbucks Corporation (*)                                   2,600        50,310
                                                                    -----------
                                                                         93,231
                                                                    -----------
FOREST PRODUCTS & PAPER - 0.1%
Georgia-Pacific Corporation (Timber Group)                    788        23,333
                                                                    -----------
HEALTH CARE PROVIDERS - 0.4%
Express Scripts, Inc. Cl. A (*)                               300        25,470
First Health Group Corporation (*)                            200        10,350
Health Management Associates, Inc. (*)                        900        16,128
Human Genome Sciences, Inc. (*)                               300        19,269
UnitedHealth Group, Inc.                                      200        13,096
Universal Health Services Cl. B (*)                           100         8,976
                                                                    -----------
                                                                         93,289
                                                                    -----------
HEAVY MACHINERY - 1.3%
Applied Materials, Inc. (*)                                 3,800       207,480
Baker Hughes, Inc.                                          1,004        39,447
Cooper Cameron Corporation (*)                                200        12,612
Dycom Industries, Inc. (*)                                    200         3,286
Lam Research Corporation (*)                                  800        23,680
Smith International, Inc. (*)                                 200        16,238
Weatherford International, Inc. (*)                           100         5,823
                                                                    -----------
                                                                        308,566
                                                                    -----------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 8.7%
General Electric Company                                   41,400     2,009,142
Herman Miller, Inc.                                           300         7,965
                                                                    -----------
                                                                      2,017,107
                                                                    -----------
HOUSEHOLD PRODUCTS - 0.1%
Gentex Corporation (*)                                        300         8,100
Tiffany & Company                                             400        12,968
                                                                    -----------
                                                                         21,068
                                                                    -----------
INFORMATION RETRIEVAL SERVICES - 4.1%
Agile Software Corporation (*)                                100         1,907
AOL Time Warner, Inc. (*)                                  18,050       911,525
Choicepoint Inc. (*)                                          300        11,130
Infospace Inc. (*)                                            900         3,960

DLB ENHANCED INDEX GROWTH FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONTINUED
APRIL 30, 2001
--------------------------------------------------------------------------------
ISSUER                                                     SHARES       VALUE

INFORMATION RETRIEVAL SERVICES - CONTINUED
NOVA Corporation (*)                                          200       $ 4,532
Yahoo! Inc. (*)                                             1,200        24,216
                                                                    -----------
                                                                        957,270
                                                                    -----------
INSURANCE - 0.1%
Aflac Corporation                                             200         6,360
Oxford Health Plans (*)                                       600        18,660
Pacificare Health Systems Cl. A (*)                           100         3,539
                                                                    -----------
                                                                         28,559
                                                                    -----------
LODGING - 0.1%
Marriott International Cl. A                                  420        19,270
                                                                    -----------
MEDIA - BROADCASTING & PUBLISHING - 1.3%
Allegiance Telecom, Inc. (*)                                  200         3,598
Cablevision Systems Corporation - Rainbow Media Group (*)      50         1,058
Cablevision Systems Corporation Cl. A (*)                     100         6,875
Clear Channel Communication, Inc. (*)                         600        33,480
Cox Communications, Inc. (*)                                  300        13,653
Cox Radio, Inc. Cl. A (*)                                     100         2,580
Dow Jones & Company, Inc.                                     100         5,427
Fox Entertainment Group, Inc. Cl. A (*)                       200         4,590
Hispanic Broadcasting Corporation (*)                         400         9,588
Liberty Digital, Inc. Cl. A (*)                               100           401
Readers Digest Association, Inc. Cl. A                        400        11,060
Univision Communications, Inc. Cl. A (*)                      800        34,968
USA Networks, Inc. (*)                                        100         2,505
Viacom Inc. Cl. B (*)                                       3,155       164,249
                                                                    -----------
                                                                        294,032
                                                                    -----------
MEDICAL SUPPLIES - 3.1%
Agilent Technologies, Inc. (*)                              2,100        81,921
Allergan Inc.                                                 900        68,400
Applera Corporation - Applied Biosystems Group              1,300        41,678
Beckman Coulter, Inc.                                         500        17,775
Biomet Inc.                                                   100         4,273
Boston Scientific Corporation (*)                             400         6,352
Credence Systems Corporation (*)                              200         4,750
Danaher Corporation                                           100         5,601
Guidant Corporation (*)                                     1,400        57,400
KLA-Tencor Corporation (*)                                    800        43,968
Medtronic Inc.                                              5,600       249,760
Millipore Corporation                                         200        11,470
Minimed Inc. (*)                                              200         7,988
Stryker Corporation                                         1,100        65,219
Techne Corporation (*)                                        200         6,420
Teradyne Inc. (*)                                             300        11,850
Waters Corporation (*)                                        600        31,320
                                                                    -----------
                                                                        716,145
                                                                    -----------

DLB ENHANCED INDEX GROWTH FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONTINUED
APRIL 30, 2001
--------------------------------------------------------------------------------
ISSUER                                                     SHARES       VALUE

METALS - 0.0%
Commscope Inc. (*)                                            200       $ 3,776
Homestake Mining Company                                      100           623
                                                                    -----------
                                                                          4,399
                                                                    -----------
NATIONAL COMMERCIAL BANKS - 0.0%
State Street Corporation                                      100        10,378
                                                                    -----------
OIL & GAS - 1.9%
Anadarko Petroleum Corporation                                400        25,848
Apache Corporation                                            700        44,772
BJ Services Company (*)                                       300        24,675
Devon Energy Corporation                                      436        25,728
Dynegy Inc.                                                 1,000        57,850
Enron Corporation                                           1,600       100,352
Ensco International, Inc.                                     200         7,780
Eog Resources, Inc.                                           400        18,556
Global Marine, Inc. (*)                                       400        11,500
Hanover Compressor Company (*)                                100         3,640
Helmerich & Payne, Inc.                                       520        26,640
Marine Drilling Company, Inc. (*)                             200         5,994
Murphy Oil Corporation                                        200        16,400
Nabors Industries, Inc. (*)                                   500        29,810
Newfield Exploration Company (*)                              200         7,200
Noble Drilling Corporation (*)                                400        19,400
Rowan Companies, Inc. (*)                                     200         6,638
Tidewater Inc.                                                100         4,687
                                                                    -----------
                                                                        437,470
                                                                    -----------
PHARMACEUTICALS - 17.4%
Abbott Laboratories                                           700        32,466
Abgenix Inc. (*)                                              400        15,000
Alkermes Inc. (*)                                             100         3,064
Alza Corporation (*)                                          800        36,576
American Home Products Corporation                          4,400       254,100
Amgen Inc. (*)                                              5,200       317,928
Andrx Group (*)                                               200        11,800
Biogen Inc. (*)                                               700        45,262
Bristol-Myers Squibb Company                                4,400       246,400
Cardinal Health, Inc.                                       1,950       131,430
Chiron Corporation (*)                                        300        14,403
COR Therapeutics, Inc. (*)                                    100         3,100
Eli Lilly & Company                                         4,400       374,000
Forest Laboratories, Inc. (*)                               1,200        73,380
Genentech Inc. (*)                                            900        47,250
Genzyme Corporation (*)                                       200        21,794
IDEC Pharmaceuticals Corporation (*)                          600        29,520
ImClone Systems (*)                                           300        12,138
Immunex Corporation (*)                                     1,100        16,786
IVAX Corporation (*)                                          700        28,035

DLB ENHANCED INDEX GROWTH FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONTINUED
APRIL 30, 2001
--------------------------------------------------------------------------------
ISSUER                                                     SHARES       VALUE

PHARMACEUTICALS - CONTINUED
King Pharmaceuticals, Inc. (*)                                600      $ 25,278
McKesson HBOC, Inc.                                           100         3,084
Medarex Inc. (*)                                              500        11,955
Medimmune Inc. (*)                                          1,000        39,150
Merck & Company, Inc.                                       6,300       478,611
Mylan Laboratories                                            100         2,674
Pfizer Inc.                                                33,600     1,454,880
Protein Design Labs, Inc. (*)                                 200        12,850
Schering-Plough Corporation                                 6,800       262,072
Vertex Pharmaceuticals, Inc. (*)                              300        11,568
                                                                    -----------
                                                                      4,016,554
                                                                    -----------
PREPACKAGED SOFTWARE - 10.7%
Adobe Systems, Inc.                                         1,100        49,412
Art Technology Group, Inc. (*)                                200         1,828
BEA Systems, Inc. (*)                                       2,000        81,700
BMC Software, Inc. (*)                                      1,200        29,028
Brocade Communications Systems, Inc. (*)                    1,200        45,588
Citrix Systems, Inc. (*)                                      900        25,560
Commerce One, Inc. (*)                                        900         8,298
Computer Associates International Inc.                      2,800        90,132
Compuware Corporation (*)                                   1,100        11,308
Digex Inc. (*)                                                100         1,248
DST Systems, Inc. (*)                                         200         9,824
E.piphany Inc. (*)                                            300         2,724
Echelon Corporation (*)                                       100         1,816
Electronic Arts (*)                                           600        33,972
I2 Technologies, Inc. (*)                                   1,000        17,410
Internet Security Systems (*)                                 100         4,989
Intuit Inc. (*)                                               600        19,224
Keane Inc. (*)                                                100         1,775
Liberate Technologies (*)                                     100           979
Micromuse Inc. (*)                                            200         9,900
Microsoft Corporation (*)                                  19,998     1,354,865
Network Associates, Inc. (*)                                  700         7,721
Novell Inc. (*)                                               400         1,912
Oracle Corporation (*)                                     21,300       344,208
Peoplesoft (*)                                              1,000        37,040
Peregrine Systems, Inc. (*)                                   700        18,046
Pixar Inc. (*)                                                100         3,265
Proxicom Inc. (*)                                             200         1,128
Quest Software, Inc. (*)                                      100         3,678
Rational Software Corporation (*)                           1,200        29,052
Siebel Systems, Inc. (*)                                    1,600        72,928
Sungard Data Systems, Inc. (*)                                500        27,635
Symantec Corporation (*)                                      300        19,443
Tibco Software, Inc. (*)                                      600         6,840
Veritas Software Corporation (*)                            1,600        95,376

DLB ENHANCED INDEX GROWTH FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONTINUED
APRIL 30, 2001
--------------------------------------------------------------------------------
ISSUER                                                     SHARES       VALUE

PREPACKAGED SOFTWARE - CONTINUED
VerticalNet, Inc. (*)                                         200         $ 386
Vignette Corporation (*)                                      900         6,030
Vitria Technology, Inc. (*)                                   300         1,440
webMethods Inc. (*)                                           100         2,335
                                                                    -----------
                                                                      2,480,043
                                                                    -----------
RESTAURANTS - 0.1%
Outback Steakhouse, Inc. (*)                                  100         2,899
Tricon Global Restaurants, Inc. (*)                           200         8,964
Viad Corporation                                              100         2,486
                                                                    -----------
                                                                         14,349
                                                                    -----------
RETAILERS - 5.2%
Bed Bath & Beyond, Inc. (*)                                 1,200        33,984
Best Buy Company, Inc. (*)                                    800        44,040
Circuit City Stores                                           600         9,030
Consolidated Stores Corporation (*)                           300         3,300
Costco Wholesale Corporation (*)                              300        10,479
CVS Corporation                                             1,000        58,950
Dollar General Corporation                                    300         4,950
Dollar Tree Stores, Inc. (*)                                  500        10,460
Family Dollar Stores                                          500        12,755
MSC Industrial Direct Co Cl. A (*)                            100         1,605
Office Depot, Inc. (*)                                        100           950
Radioshack Corporation                                        900        27,567
Staples, Inc. (*)                                           1,400        22,778
Target Corporation                                            700        26,915
Tech Data Corporation (*)                                     100         3,486
TJX Companies, Inc.                                         1,300        40,729
Wal-Mart Stores, Inc.                                      12,500       646,750
Walgreen Company                                            5,500       235,290
                                                                    -----------
                                                                      1,194,018
                                                                    -----------
STATE COMMERCIAL BANKS - 0.2%
Fifth Third Bancorp                                           536        28,815
Synovus Financial                                             272         7,828
                                                                    -----------
                                                                         36,643
                                                                    -----------
TELEPHONE SYSTEMS - 2.1%
Adtran Inc. (*)                                               100         2,735
Alltel Corporation                                            200        10,922
AT&T Wireless Group (*)                                       800        16,080
Dobson Communications Corporation Cl. A (*)                   100         1,442
Exodus Communications, Inc. (*)                               900         8,640
Level 3 Communications, Inc. (*)                            1,100        15,653
Mastec Inc. (*)                                               100         1,466
Metromedia Fiber Network, Inc. Cl. A (*)                    1,400         7,126
Qwest Communications Intl, Inc. (*)                         2,200        89,980
Redback Networks, Inc. (*)                                    500         9,520

DLB ENHANCED INDEX GROWTH FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONTINUED
APRIL 30, 2001
--------------------------------------------------------------------------------
ISSUER                                                     SHARES       VALUE

TELEPHONE SYSTEMS - CONTINUED
Sprint Corporation (PCS Group) (*)                          2,900      $ 74,327
Time Warner Telecom, Inc. Cl. A (*)                           300        15,195
Triton PCS Holdings, Inc. Cl. A (*)                           200         7,800
VoiceStream Wireless Corporation (*)                        1,600       168,000
West Corporation (*)                                          100         2,505
Western Wireless Corporation Cl. A (*)                        100         4,453
Wireless Facilities, Inc. (*)                                 100           675
Worldcom Inc. (*)                                           1,900        34,675
XO Communications, Inc. Cl. A (*)                             840         3,301
                                                                    -----------
                                                                        474,495
                                                                    -----------
TEXTILES, CLOTHING & FABRICS - 0.0%
Jones Apparel Group, Inc. (*)                                 188         7,471
Nike Inc.                                                     100         4,181
                                                                    -----------
                                                                         11,652
                                                                    -----------
TRANSPORTATION - 0.2%
C.H. Robinson Worldwide, Inc.                                 300         8,118
Expeditors International Washington, Inc.                     600        30,018
Kansas City Southern Industries, Inc. (*)                     200         2,562
                                                                    -----------
                                                                         40,698
                                                                    -----------
TOTAL COMMON STOCKS (identified cost, $24,771,639)                   22,995,582

                                                        PRINCIPAL
                                                           AMOUNT

SECURITY LENDING COLLATERAL - 11.4%
Fleet National Bank, 4.77%, Due 10/31/01               $1,281,707     1,281,707
Merrill Lynch & Co, 4.59%, Due 4/5/02                     226,330       226,330
Merrimac MM, 4.79%, Due 5/1/01                            678,990       678,990
Royal Bank of Scotland, 4.53%, Due 5/7/01                 452,660       452,660
                                                                    -----------
TOTAL SECURITY LENDING COLLATERAL (identified cost, $2,639,687)       2,639,687

REPURCHASE AGREEMENTS - 0.4%

Investors Bank & Trust Repurchase Agreement, 3.60%,
dated 4/30/01, $106,662 due on 5/1/01 (secured by
Federal Government Agency securities), at cost            106,651       106,651
                                                                    -----------
TOTAL INVESTMENTS (identified cost, $27,517,977)                     25,741,920

Other assets, less liabilities - (11.2%)                             (2,601,940)
                                                                    -----------
NET ASSETS - 100%                                                   $23,139,980
                                                                    ===========
(*) Non-income producing security

See notes to financial statements.

DLB ENHANCED INDEX VALUE FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 2001
--------------------------------------------------------------------------------
COMMON STOCKS - 99.9%

ISSUER                                                     SHARES       VALUE

ADVERTISING - 0.1%
Getty Images, Inc. (*)                                        100       $ 2,518
Lamar Advertising Company (*)                                 100         3,865
True North Communications, Inc.                               200         7,640
                                                                    -----------
                                                                         14,023
                                                                    -----------
AEROSPACE & DEFENSE - 2.0%
B.F. Goodrich Company                                         400        15,760
General Dynamics Corporation                                  800        61,664
Lockheed Martin Corporation                                 2,200        77,352
Northrop Grumman Corporation                                  473        42,688
Rockwell International Corporation                            600        27,018
Textron Inc.                                                  500        26,510
The Boeing Company                                          4,100       253,380
                                                                    -----------
                                                                        504,372
                                                                    -----------
AIRLINES - 0.7%
AMR Corporation (*)                                           600        22,866
Continental Airlines, Inc. Cl. B (*)                          100         5,140
Delta Air Lines, Inc.                                         700        30,821
Fedex Corporation (*)                                       1,100        46,277
Northwest Airlines Corporation Cl. A (*)                      100         2,499
Southwest Airlines, Inc.                                    3,700        67,377
U.S. Airways Group, Inc. (*)                                  100         2,790
                                                                    -----------
                                                                        177,770
                                                                    -----------
APPAREL RETAILERS - 0.2%
Nordstrom Inc.                                                300         5,517
Ross Stores, Inc.                                             400         8,792
Talbots Inc.                                                  600        25,110
                                                                    -----------
                                                                         39,419
                                                                    -----------
AUTOMOTIVE - 1.8%
Autoliv Inc.                                                  400         7,892
Dana Corporation                                              600        11,778
Delphi Automotive Systems                                     700        10,430
Ford Motor Company                                          7,200       212,256
General Motors Corporation                                  2,200       120,582
Genuine Parts                                                 700        18,900
Goodyear Tire & Rubber Company                                400         9,892
ITT Industries, Inc.                                          300        13,221
Navistar International (*)                                    100         2,581
Paccar Inc.                                                   300        14,556
SPX Corporation (*)                                           100        11,261
TRW, Inc.                                                     400        15,384
Visteon Corporation                                           500         8,265
                                                                    -----------
                                                                        456,998
                                                                    -----------

DLB ENHANCED INDEX VALUE FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONTINUED
APRIL 30, 2001
--------------------------------------------------------------------------------
ISSUER                                                     SHARES       VALUE

BANKING - 9.3%
American Express Company                                    4,700     $ 199,468
C.I.T. Group Inc. Cl. A                                       800        29,360
Capital One Financial Corporation                             100         6,286
Charter One Financial, Inc.                                   800        23,440
Citigroup Inc.                                             19,700       968,255
Dime Bancorp, Inc.                                          1,300        43,355
Federal Home Loan Mortgage Corporation                      2,900       190,820
Federal National Mortgage Association                       4,400       353,144
Golden State Bancorp, Inc.                                  1,200        35,760
Golden West Financial Corporation                             500        29,350
Greenpoint Financial Corporation                            1,000        36,800
Heller Financial, Inc. Cl. A                                  900        28,719
Household International, Inc.                               2,600       166,452
Hudson City Bancorp, Inc.                                     200         4,200
MBNA Corporation                                            1,000        35,650
Sovereign Bancorp, Inc.                                       900         9,549
USA Education, Inc.                                           800        56,880
Washington Mutual, Inc.                                     3,200       159,776
                                                                    -----------
                                                                      2,377,264
                                                                    -----------
BEVERAGES, FOOD & TOBACCO - 6.1%
Adolph Coors Company Cl. B                                    100         5,200
Anheuser-Busch Companies, Inc.                              3,100       123,969
Archer-Daniels-Midland                                      2,500        29,775
Brown Forman Corporation                                      200        12,160
Campbell Soup Company                                         600        18,264
Coca-Cola Company                                             700        32,333
Coca-Cola Enterprises, Inc                                    600        10,878
Conagra Inc.                                                  700        14,567
Flowers Foods, Inc. (*)                                        80         2,180
General Mills, Inc.                                         1,200        47,292
H. J. Heinz Company                                         1,400        54,810
Hershey Foods Corporation                                     400        24,164
Hormel Foods Corporation                                      300         6,186
IBP Inc.                                                      300         4,770
Kellogg Company                                               600        15,300
McCormick & Company                                           300        11,790
Pepsi Bottling Group, Inc.                                    900        36,018
PepsiAmericas Inc.                                            400         5,940
PepsiCo Inc.                                                5,100       223,431
Philip Morris Companies, Inc.                              10,900       546,199
Quaker Oats Company                                           300        29,100
Ralston Purina Group                                        1,200        36,468
RJ Reynolds Tobacco Holdings, Inc.                            800        46,856
Safeway Inc. (*)                                            1,000        54,300
Sara Lee Corporation                                        2,000        39,820
Supervalu Inc.                                                500         6,835
Sysco Corporation                                           1,400        39,368

DLB ENHANCED INDEX VALUE FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONTINUED
APRIL 30, 2001
--------------------------------------------------------------------------------
ISSUER                                                     SHARES       VALUE

BEVERAGES, FOOD & TOBACCO - CONTINUED
Tyson Foods, Inc. Cl. A                                       500       $ 6,885
UST Inc.                                                    1,300        39,130
Wm. Wrigley Jr. Company                                       600        28,986
                                                                    -----------
                                                                      1,552,974
                                                                    -----------
BUILDING MATERIALS - 2.3%
Apogent Technologies, Inc. (*)                                100         2,300
Ingram Micro, Inc. Cl. A (*)                                  300         4,344
Johnson & Johnson                                           5,200       501,696
Lafarge Corporation                                           100         3,375
Lowe's Companies                                              600        37,800
Martin Marietta Materials, Inc.                               200         9,194
USG Corporation                                               200         2,174
Vulcan Materials Company                                      400        18,492
                                                                    -----------
                                                                        579,375
                                                                    -----------
CHEMICALS & PLASTICS - 1.7%
Air Products & Chemicals                                      900        38,691
Avery-Dennison Corporation                                    400        22,428
Cabot Corporation                                             400        13,004
E. I. Du Pont de Nemours and Company                        3,800       171,722
Eastman Chemical Company                                      300        15,972
FMC Corporation (*)                                           100         7,169
Hercules Inc.                                                 400         4,780
IMC Global, Inc.                                              400         4,800
International Flavors & Fragrances, Inc.                      400         9,888
Lyondell Chemical Company                                     300         4,713
Pharmacia & Upjohn, Inc.                                    1,100        57,486
PPG Industries, Inc.                                          700        37,205
Praxair Inc.                                                  600        28,398
Rohm & Haas Company                                           400        13,748
                                                                    -----------
                                                                        430,004
                                                                    -----------
COMMERCIAL SERVICES - 1.1%
Allied Waste Industries, Inc. (*)                           2,200        35,024
Block, H. & R. Inc.                                           300        16,500
Celgene Corporation (*)                                       100         1,767
Cendant Corporation (*)                                     2,900        51,446
Dun & Bradstreet Corporation (*)                              100         2,777
Ecolab Inc.                                                   400        15,132
Fluor Corporation                                             200        10,542
Manpower Inc.                                                 300         9,705
Massey Energy Company                                         200         4,502
Moody's Corporation                                           600        18,840
PerkinElmer Inc.                                              200        13,382
Quest Diagnostics, Inc. (*)                                   100        12,320
R.R. Donnelley & Sons                                         400        11,136
Republic Services, Inc. (*)                                   600        10,800
Reynolds & Reynolds Company Cl. A                             300         6,198

DLB ENHANCED INDEX VALUE FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONTINUED
APRIL 30, 2001
--------------------------------------------------------------------------------
ISSUER                                                     SHARES       VALUE

COMMERCIAL SERVICES - CONTINUED
Servicemaster Company                                       1,200      $ 13,116
Waste Management, Inc.                                      2,400        58,584
                                                                    -----------
                                                                        291,771
                                                                    -----------
COMMUNICATIONS - 0.2%
Andrew Corporation (*)                                        100         1,752
Avaya Inc. (*)                                                300         4,437
Citizens Communications Company (*)                         1,100        12,650
Crown Castle International Corporation (*)                    300         7,347
Harris Corporation                                            400        11,500
L-3 Communications Holdings, Inc. (*)                         100         7,725
Spectrasite Holdings, Inc. (*)                                200         2,004
                                                                    -----------
                                                                         47,415
                                                                    -----------
COMPUTER INTEGRATED SYSTEMS DESIGN - 0.2%
3COM Corporation (*)                                          500         3,260
Autodesk Inc.                                                 200         6,972
Cabletron Systems (*)                                         400         6,272
Cadence Design Systems, Inc. (*)                              700        14,490
Computer Sciences Corporation (*)                             100         3,563
Parametric Technology Corporation (*)                         200         2,280
Synopsys Inc. (*)                                             100         5,743
                                                                    -----------
                                                                         42,580
                                                                    -----------
COMPUTER MAINTENANCE AND REPAIR - 0.0%
Electronics for Imaging (*)                                   100         2,780
                                                                    -----------
COMPUTER RELATED SERVICES - 0.2%
CNET Networks, Inc. (*)                                       100         1,227
Electronic Data Systems Corporation                           700        45,150
RSA Security, Inc. (*)                                        150         4,800
                                                                    -----------
                                                                         51,177
                                                                    -----------
COMPUTER RENTAL AND LEASING - 0.0%
Comdisco Inc.                                                 600         1,848
                                                                    -----------
COMPUTERS & INFORMATION - 2.0%
Diebold Inc.                                                  300         9,777
Hewlett-Packard Company                                     4,000       113,720
International Business Machines Corporation                   600        69,084
International Game Technology (*)                             500        27,965
Minnesota Mining & Manufacturing                            1,900       226,119
Pitney Bowes, Inc.                                            300        11,421
Quantum Corporation (*)                                       900        10,260
Sabre Holdings Corporation (*)                              1,100        54,846
                                                                    -----------
                                                                        523,192
                                                                    -----------
COSMETICS & PERSONAL CARE - 1.2%
Avon Products, Inc.                                           900        38,088
Clorox Company                                                900        28,647
                                                                    -----------

DLB ENHANCED INDEX VALUE FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONTINUED
APRIL 30, 2001
--------------------------------------------------------------------------------
ISSUER                                                     SHARES       VALUE

COSMETICS & PERSONAL CARE - CONTINUED
Colgate-Palmolive Company                                     800      $ 44,680
Procter & Gamble Company                                    3,000       180,150
The Gillette Company                                          800        22,688
                                                                    -----------
                                                                        314,253
                                                                    -----------
DATA PROCESSING AND PREPARATION - 0.7%
Affiliated Computer Services, Inc. Cl. A (*)                  100         7,200
Arbitron Inc. (*)                                              80         1,670
Automatic Data Processing, Inc.                               700        37,975
Deluxe Corporation                                            400        10,396
First Data Corporation                                      1,600       107,904
Fiserv Inc. (*)                                               100         5,534
NCR Corporation (*)                                           300        14,103
                                                                    -----------
                                                                        184,782
                                                                    -----------
ELECTRIC UTILITIES - 5.9%
AES Corporation (*)                                           238        11,346
Allegheny Energy, Inc.                                      1,000        51,160
Alliant Energy Corporation                                    300         9,360
Ameren Corporation                                            500        20,985
American Electric Power, Inc.                               1,900        93,746
Calpine Corporation (*)                                       100         5,699
Cinergy Corporation                                           700        24,276
CMS Energy Corporation                                        500        15,650
Consolidated Edison Inc.                                      800        29,928
Constellation Energy Group, Inc.                              600        28,644
Dominion Resources, Inc.                                    1,400        95,886
DPL Inc.                                                      600        18,594
DQE Inc.                                                      200         6,086
DTE Energy Company                                            600        25,152
Duke Energy Corporation                                     3,000       140,280
Edison International                                        1,600        15,760
Energy East Corporation                                       400         8,060
Entergy Corporation                                         1,500        60,750
Exelon Corporation                                            900        62,145
Firstenergy Corporation                                     1,100        33,330
FPL Group, Inc.                                               700        41,930
GPU Inc.                                                      500        16,655
Keyspan Corporation                                         1,200        47,640
Montana Power Company                                         300         3,738
Niagra Mohawk Holdings Inc. (*)                               600        10,086
Nisource Inc.                                               1,600        47,632
Northeast Utilities                                           600        10,710
NRG Energy, Inc. (*)                                          100         3,575
NSTAR                                                         200         8,064
P G & E Corporation                                         1,900        17,043
Pinnacle West Capital Corporation                             300        15,057
Potomac Electric Power                                        400         8,744
PPL Corporation                                             1,100        60,500

DLB ENHANCED INDEX VALUE FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONTINUED
APRIL 30, 2001
--------------------------------------------------------------------------------
ISSUER                                                     SHARES       VALUE

ELECTRIC UTILITIES - CONTINUED
Progress Energy, Inc.                                         600      $ 26,544
Public Service Enterprise Group                               800        37,152
Puget Energy, Inc.                                            400         9,496
Reliant Energy, Inc.                                        1,700        84,235
Scana Corporation                                             400        11,224
Sempra Energy                                               1,200        33,204
Southern Company                                            3,200        74,848
TECO Energy, Inc.                                             600        19,194
TXU Corporation                                             1,000        43,960
Utilicorp United, Inc.                                      1,400        49,420
Wisconsin Energy Corporation                                  500        11,000
Xcel Energy, Inc.                                           2,400        74,880
                                                                    -----------
                                                                      1,523,368
                                                                    -----------
ELECTRICAL EQUIPMENT - 0.5%
Emerson Electric                                            1,700       113,305
Energizer Holdings, Inc. (*)                                  200         4,764
Hubbell, Inc. Cl. B                                           200         5,524
                                                                    -----------
                                                                        123,593
                                                                    -----------
ELECTRONICS - 0.3%
Arrow Electronics, Inc. (*)                                   400        11,200
Avnet Inc.                                                    200         5,102
AVX Corp.                                                     100         1,854
Kemet Corporation (*)                                         100         2,052
Molex Inc.                                                    100         4,039
Raytheon Company - Class B                                  1,400        41,342
Vishay Intertechnology, Inc. (*)                              200         4,990
                                                                    -----------
                                                                         70,579
                                                                    -----------
ELECTRONICS/SEMICONDUCTORS - 0.1%
Advanced Micro Devices, Inc. (*)                              600        18,600
Cypress Semiconductor Corporation (*)                         100         2,260
International Rectifier Corporation (*)                       100         5,550
                                                                    -----------
                                                                         26,410
                                                                    -----------
ENTERTAINMENT & LEISURE - 2.1%
AT & T Corp-Liberty Media Group (*)                        10,200       163,200
Blockbuster, Inc. Cl. A                                       100         1,865
Eastman Kodak Company                                       1,100        47,850
Harrah's Entertainment, Inc. (*)                              700        24,150
Hasbro Inc.                                                   700         8,575
International Speedway Corporation Cl. A                      100         4,505
Mattel, Inc.                                                1,700        27,455
Metro-Goldwyn-Mayer, Inc. (*)                                 100         2,043
Park Place Entertainment Corporation (*)                    1,000        11,120
The Walt Disney Company                                     8,200       248,050
Westwood One, Inc. (*)                                        200         5,250
                                                                    -----------
                                                                        544,063
                                                                    -----------

DLB ENHANCED INDEX VALUE FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONTINUED
APRIL 30, 2001
--------------------------------------------------------------------------------
ISSUER                                                     SHARES       VALUE

FINANCIAL SERVICES - 4.1%
AMB Property Corporation                                      300       $ 7,470
Apartment Investment & Management Co. Cl. A                   300        13,374
Archstone Communities Trust                                   400        10,312
AvalonBay Communities, Inc.                                   400        18,160
Bear Stearns Companies, Inc.                                  400        20,120
Boston Properties, Inc.                                       300        11,853
CarrAmerica Realty Corporation                                400        11,500
Countrywide Credit Industries, Inc.                           600        25,602
Crescent Real Estate Equities Company                         500        11,895
Duke-Weeks Realty Corporation                                 600        13,824
Edwards (A.G.) Inc.                                           300        12,201
Equity Office Properties Trust                              1,200        34,260
Equity Residential Properties Trust                           600        31,494
Franklin Resources, Inc.                                      600        26,190
General Growth Properties                                     300        10,833
Goldman Sachs Group, Inc.                                     800        72,880
Host Marriott Corporation                                   1,100        14,179
iStar Financial, Inc.                                         400        10,000
Kimco Realty Corporation                                      200         8,800
Legg Mason, Inc.                                              200         9,574
Lehman Brothers Holdings, Inc.                              1,000        72,750
Liberty Property Trust                                        300         8,655
Mack-Cali Realty Corporation                                  300         8,034
Merrill Lynch & Company                                     3,300       203,610
Morgan Stanley Dean Witter & Company                        4,400       276,276
Neuberger Berman, Inc.                                        200        14,306
Plum Creek Timber Company, Inc.                               200         5,026
Post Properties, Inc.                                         200         7,372
Prologis Trust                                                400         8,240
Public Storage, Inc.                                          300         8,169
Rouse Company                                                 300         7,992
Simon Property Group, Inc.                                    500        13,235
Spieker Properties, Inc.                                      400        22,080
Stilwell Financial, Inc.                                      400        11,788
T Rowe Price Group, Inc.                                      300        10,428
TD Waterhouse Group (*)                                       100         1,121
Vornado Realty Trust                                          200         7,344
                                                                    -----------
                                                                      1,060,947
                                                                    -----------
FOOD RETAILERS - 0.7%
7-Eleven Inc. (*)                                             100           990
Albertson's Inc.                                            1,400        46,760
Delhaize Le Lion SA ADR (*)                                   200        10,530
Kroger Company (*)                                          1,700        38,403
Starbucks Corporation (*)                                   1,200        23,220
Weis Markets, Inc.                                            100         3,486
Winn Dixie                                                  1,400        44,198
                                                                    -----------
                                                                        167,587
                                                                    -----------

DLB ENHANCED INDEX VALUE FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONTINUED
APRIL 30, 2001
--------------------------------------------------------------------------------
ISSUER                                                     SHARES       VALUE

FOREST PRODUCTS & PAPER - 1.0%
Bemis Company                                                 200       $ 7,522
Boise Cascade Corporation                                     100         3,498
Bowater, Inc.                                                 200         9,700
Georgia-Pacific Corporation (Timber Group)                    200         5,922
Kimberly-Clark Corporation                                  2,100       124,740
Mead Corporation                                              200         5,640
Smurfit-Stone Container Corporation (*)                       500         7,325
Sonoco Products Company                                       400         8,940
Temple Inland, Inc.                                           100         5,100
Westvaco Corporation                                          400        10,552
Weyerhaeuser Company                                          800        45,224
Willamette Industries, Inc.                                   400        19,460
                                                                    -----------
                                                                        253,623
                                                                    -----------
HEALTH CARE PROVIDERS - 1.2%
Health Management Associates, Inc. (*)                        200         3,584
Healthsouth Corporation (*)                                 1,900        26,695
Tenet Healthcare Corporation (*)                            1,900        84,816
The Healthcare Company                                      2,100        81,270
UnitedHealth Group, Inc.                                    1,600       104,768
Universal Health Services Cl. B (*)                           100         8,976
                                                                    -----------
                                                                        310,109
                                                                    -----------
HEAVY MACHINERY - 1.6%
American Standard Companies (*)                               300        18,075
Baker Hughes, Inc.                                            900        35,361
Black & Decker Corporation                                    300        11,958
Caterpillar                                                 1,400        70,280
Deere & Company                                               300        12,321
Dover Corporation                                             300        11,721
Grant Prideco, Inc. (*)                                       400         8,000
Ingersoll Rand Company                                        600        28,200
National-Oilwell, Inc. (*)                                    200         7,910
Pall Corporation                                              500        11,735
Parker-Hannifin Corporation                                   500        23,310
Smith International, Inc. (*)                                 100         8,119
Stanley Works                                                 300        10,875
United Technologies Corporation                             1,700       132,736
W.W. Grainger, Inc.                                           200         7,756
Weatherford International, Inc. (*)                           300        17,469
                                                                    -----------
                                                                        415,826
                                                                    -----------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.1%
General Electric Company                                    3,500       169,855
Hillenbrand Industries                                        200        10,100
Johnson Controls                                              300        21,720
Leggett & Platt, Inc.                                         500         9,705
Maytag Corporation                                            200         6,950
Newell Rubbermaid, Inc.                                     1,100        29,656

DLB ENHANCED INDEX VALUE FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONTINUED
APRIL 30, 2001
--------------------------------------------------------------------------------
ISSUER                                                     SHARES       VALUE

HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - CONTINUED
Steelcase, Inc. Cl. A                                         400       $ 4,956
Whirlpool Corporation                                         300        16,731
                                                                    -----------
                                                                        269,673
                                                                    -----------
HOUSEHOLD PRODUCTS - 0.2%
Fortune Brands, Inc.                                          600        18,690
Illinois Tool Works, Inc.                                     300        19,014
Tiffany & Company                                             200         6,484
                                                                    -----------
                                                                         44,188
                                                                    -----------
INFORMATION RETRIEVAL SERVICES - 0.2%
AOL Time Warner, Inc. (*)                                   1,200        60,600
NOVA Corporation (*)                                          100         2,266
                                                                    -----------
                                                                         62,866
                                                                    -----------
INSURANCE - 6.7%
Aetna Inc. (*)                                                600        16,914
Aflac Corporation                                           2,000        63,600
Allmerica Financial Corporation                               200        10,100
Ambac Financial Group, Inc.                                   800        43,048
American Financial Group, Inc.                                100         2,659
American General Corporation                                2,000        87,220
American International Group, Inc.                          5,000       409,000
Aon Corporation                                               900        29,916
Chubb Corporation                                             700        46,725
Cigna Corporation                                             600        64,020
Cincinnati Financial Corporation                              600        23,028
CNA Financial Corporation (*)                                 100         3,531
Conseco Inc.                                                1,300        24,739
Erie Indemnity Company Cl. A                                  300         8,934
Hartford Financial Services Group, Inc.                       900        55,890
Jefferson Pilot Corporation                                   600        27,996
John Hancock Financial Services                             1,100        40,865
Lincoln National Corporation                                  800        36,928
Loews Corporation                                           1,000        67,410
Marsh & Mclennan Companies, Inc.                            1,100       106,084
MBIA Inc.                                                   1,050        50,243
Metlife Inc.                                                1,200        34,800
Mgic Investment Corporation                                   500        32,495
Mony Group, Inc.                                              300        10,548
Nationwide Financial Services Cl. A                           100         4,096
Old Republic International Corporation                      1,500        43,335
Pacificare Health Systems Cl. A (*)                           100         3,539
PMI Group Inc.                                                200        12,860
Progressive Corporation                                       200        23,360
Protective Life Corporation                                   200         5,984
Radian Group, Inc.                                            200        15,500
Reinsurance Group Of America                                  100         3,370
Safeco Corporation                                            500        13,350

DLB ENHANCED INDEX VALUE FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONTINUED
APRIL 30, 2001
--------------------------------------------------------------------------------
ISSUER                                                     SHARES       VALUE

INSURANCE - CONTINUED
St. Paul Companies                                            900      $ 40,590
The Allstate Corporation                                    3,500       146,125
Torchmark Corporation                                         500        18,945
Transatlantic Holdings, Inc.                                  100        10,902
Trigon Healthcare, Inc. (*)                                   200        12,042
Unimprovident Corporation                                     800        23,928
Unitrin, Inc.                                                 100         3,715
Wellpoint Health Networks (*)                                 400        39,300
                                                                    -----------
                                                                      1,717,634
                                                                    -----------
LODGING - 0.4%
Hilton Hotels                                               1,300        14,365
Mandalay Resort Group (*)                                     200         4,752
Marriott International Cl. A                                  700        32,116
MGM Mirage (*)                                                300         9,021
Starwood Hotels & Resorts Worldwide, Inc.                   1,000        36,090
                                                                    -----------
                                                                         96,344
                                                                    -----------
MANUFACTURING - 0.0%
Pentair Inc.                                                  200         6,154
                                                                    -----------
MEDIA - BROADCASTING & PUBLISHING - 1.5%
Belo Corporation Cl. A                                        400         7,056
Charter Communications, Inc. Cl. A (*)                        200         4,282
Chris-Craft Industries, Inc. (*)                              100         7,100
Clear Channel Communication, Inc. (*)                         500        27,900
Cox Communications, Inc. (*)                                  300        13,653
Dow Jones & Company, Inc.                                     100         5,427
Emmis Communications Corporation Cl. A (*)                    100         2,552
Entercom Communications Corporation (*)                       100         4,562
Gannett Company, Inc.                                       1,000        64,550
Harte-Hanks Communications                                    200         4,602
Hearst-Argyle Television, Inc. (*)                            100         2,300
Knight Ridder, Inc. (*)                                       300        16,245
McGraw-Hill Companies, Inc.                                   800        51,824
New York Times Company                                        600        24,618
Radio One, Inc. Cl. A (*)                                     200         3,758
The E.W. Scripps Company Cl. A                                100         6,422
Tribune Company                                               800        33,712
USA Networks, Inc. (*)                                        200         5,010
Viacom Inc. Cl. B (*)                                       1,996       103,912
                                                                    -----------
                                                                        389,485
                                                                    -----------
MEDICAL SUPPLIES - 1.1%
Bard (C.R.), Inc.                                             200         8,802
Baxter International, Inc.                                  1,200       109,380
Beckman Coulter, Inc.                                         200         7,110
Becton Dickinson & Company                                  1,000        32,350
Biomet Inc.                                                   500        21,365

DLB ENHANCED INDEX VALUE FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONTINUED
APRIL 30, 2001
--------------------------------------------------------------------------------
ISSUER                                                     SHARES       VALUE

MEDICAL SUPPLIES - CONTINUED
Boston Scientific Corporation (*)                             200       $ 3,176
Danaher Corporation                                           300        16,803
Dentsply International, Inc.                                  200         7,836
Eaton Corporation                                             300        22,083
St Jude Medical, Inc. (*)                                     300        17,175
Tektronix Inc. (*)                                            500        12,100
Thermo Electron Corporation (*)                             1,200        31,632
                                                                    -----------
                                                                        289,812
                                                                    -----------
METALS - 1.1%
Alcoa Inc.                                                  3,500       144,900
Allegheny Technologies, Inc.                                  300         5,472
Cooper Industries, Inc.                                       300        11,211
Crane Company                                                 200         5,628
Engelhard Corporation                                       1,500        38,565
Masco Corporation                                           1,800        41,400
Nucor Corporation                                             300        15,219
Phelps Dodge Corporation                                      200         8,948
                                                                    -----------
                                                                        271,343
                                                                    -----------
NATIONAL COMMERCIAL BANKS - 10.4%
Amsouth Bancorp                                             1,500        25,725
Bank Of America Corporation                                 6,500       364,000
Bank Of New York                                            3,000       150,600
Bank One Corporation                                        4,600       173,742
BB&T Corporation                                            1,600        56,672
City National Corporation                                     200         7,730
Comerica Inc.                                                 800        41,144
Commerce Bancshares, Inc.                                     200         6,780
Compass Bancshares, Inc.                                      500        11,570
First Tennessee National Corporation                          500        16,335
First Union Corp (N.E.)                                     3,900       116,883
FirstMerit Corporation                                        300         7,404
Fleet Boston Financial Corporation                          4,314       165,528
Hibernia Corporation Cl. A                                    600         9,792
Huntington Bancshares, Inc.                                 1,000        15,070
JP Morgan Chase & Company                                   7,790       373,764
Key Corporation                                             1,700        39,406
Marshall & Ilsley Corporation                                 400        20,184
Mellon Financial Corporation                                1,900        77,767
National City Corporation                                   2,400        65,304
National Commerce Bancorp                                     800        19,928
Old National Bancorp                                          210         5,162
Pacific Century Financial Corporation                         300         6,720
PNC Financial Services Group                                1,200        78,084
Popular Inc. (Puerto Rico)                                    500        15,205
Southtrust Corporation                                      1,400        66,570
State Street Corporation                                      600        62,268
Suntrust Banks, Inc.                                        1,000        63,500

DLB ENHANCED INDEX VALUE FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONTINUED
APRIL 30, 2001
--------------------------------------------------------------------------------
ISSUER                                                     SHARES       VALUE

NATIONAL COMMERCIAL BANKS - CONTINUED
TCF Financial Corporation                                     300      $ 11,409
U.S. Bancorp                                                8,180       173,252
Union Planters Corporation                                    500        19,005
Valley National Bancorp                                       200         5,760
Wachovia Corporation                                          800        48,640
Wells Fargo & Company                                       6,800       319,396
Zions Bancorporation                                          300        15,987
                                                                    -----------
                                                                      2,656,286
                                                                    -----------
OIL & GAS - 12.1%
Amerada Hess Corporation                                      600        52,500
Anadarko Petroleum Corporation                                900        58,158
Apache Corporation                                            300        19,188
Ashland Inc.                                                  900        38,754
Burlington Resources, Inc.                                  1,100        51,931
Chevron Corporation                                         3,100       299,336
Conoco Inc. Cl. B                                           2,500        76,050
Devon Energy Corporation                                      500        29,505
Diamond Offshore Drilling                                     200         8,784
Dynegy Inc.                                                   200        11,570
El Paso Corporation                                         2,630       180,944
Enron Corporation                                           1,600       100,352
Ensco International, Inc.                                     400        15,560
Eog Resources, Inc.                                           300        13,917
Equitable Resources, Inc.                                     600        48,000
Exxon Mobil Corporation                                    13,500     1,196,100
Global Industries Ltd. (*)                                    200         3,196
Global Marine, Inc. (*)                                       300         8,625
Hanover Compressor Company (*)                                100         3,640
Helmerich & Payne, Inc.                                       600        30,738
Kerr - McGee Corporation                                      400        28,660
Kinder Morgan, Inc.                                           900        52,830
Marine Drilling Company, Inc. (*)                             100         2,997
MCN Energy Group, Inc.                                        400        10,512
Murphy Oil Corporation                                        500        41,000
Nabors Industries, Inc. (*)                                   200        11,924
National Fuel Gas Company                                     200        11,240
NICOR Inc.                                                    200         7,838
Noble Affiliates, Inc.                                        800        34,776
Noble Drilling Corporation (*)                                200         9,700
Occidental Petroleum Corporation                            1,500        45,180
Ocean Energy, Inc.                                            800        14,808
Phillips Petroleum Company                                  1,100        65,560
Pride International, Inc. (*)                                 200         5,326
Questar Corporation                                           500        16,085
Rowan Companies, Inc. (*)                                     100         3,319
Sunoco Inc.                                                   500        19,010
Texaco Inc.                                                 2,200       159,016

DLB ENHANCED INDEX VALUE FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONTINUED
APRIL 30, 2001
--------------------------------------------------------------------------------
ISSUER                                                     SHARES       VALUE

OIL & GAS - CONTINUED
Tidewater Inc.                                                100       $ 4,687
Tosco Corporation                                             900        41,445
Ultramar Diamond Shamrock Corporation                       1,000        45,110
Unocal Corporation                                          1,400        53,424
USX-Marathon Group                                          1,300        41,548
Valero Energy Corporation                                     900        43,344
Varco International, Inc. (*)                                 200         4,676
Williams Companies, Inc.                                    1,800        75,906
                                                                    -----------
                                                                      3,096,769
                                                                    -----------
PHARMACEUTICALS - 4.4%
Abbott Laboratories                                         5,500       255,090
Alza Corporation (*)                                          100         4,572
American Home Products Corporation                          1,800       103,950
Bristol-Myers Squibb Company                                4,000       224,000
Cardinal Health, Inc.                                         900        60,660
Chiron Corporation (*)                                        100         4,801
Genentech Inc. (*)                                            100         5,250
Genzyme Corporation (*)                                       300        32,691
Gilead Sciences, Inc. (*)                                     200         9,796
ICN Pharmaceuticals, Inc.                                     300         7,686
McKesson HBOC, Inc.                                           600        18,504
Merck & Company, Inc.                                       4,600       349,462
Mylan Laboratories                                            400        10,696
Sigma Aldrich Corporation                                     900        41,436
Watson Pharmaceutical, Inc. (*)                               100         4,980
                                                                    -----------
                                                                      1,133,574
                                                                    -----------
PREPACKAGED SOFTWARE - 0.3%
DST Systems, Inc. (*)                                         200         9,824
Intuit Inc. (*)                                               200         6,408
Keane Inc. (*)                                                100         1,775
Network Associates, Inc. (*)                                  100         1,103
Peoplesoft (*)                                                300        11,112
Sungard Data Systems, Inc. (*)                                500        27,635
Sybase Inc. (*)                                               300         4,725
Veritas Software Corporation (*)                              200        11,922
                                                                    -----------
                                                                         74,504
                                                                    -----------
PRINTING & PUBLISHING - 0.0%
Harcourt General, Inc.                                        200        10,964
                                                                    -----------
REAL ESTATE - 0.0%
The St. Joe Company                                           100         2,459
                                                                    -----------
RESTAURANTS - 0.7%
Brinker International, Inc. (*)                             1,200        34,440
Darden Restaurants, Inc.                                      700        19,117
McDonald's Corporation                                      3,400        93,500
Outback Steakhouse, Inc. (*)                                  200         5,798

DLB ENHANCED INDEX VALUE FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONTINUED
APRIL 30, 2001
--------------------------------------------------------------------------------
ISSUER                                                     SHARES       VALUE

RESTAURANTS - CONTINUED
Tricon Global Restaurants, Inc. (*)                           400      $ 17,928
Viad Corporation                                              400         9,944
Wendy's International, Inc.                                   400        10,132
                                                                    -----------
                                                                        190,859
                                                                    -----------
RETAILERS - 2.3%
Autozone Inc. (*)                                             500        15,670
BJ's Wholesale Club, Inc. (*)                                 200         9,060
Consolidated Stores Corporation (*)                           200         2,200
Costco Wholesale Corporation (*)                              500        17,465
CVS Corporation                                             1,000        58,950
Family Dollar Stores                                          200         5,102
Federated Department Stores (*)                             1,200        51,576
J.C. Penney Co Inc.                                         1,000        20,260
Kmart Corporation (*)                                       1,900        19,000
May Dept Stores                                             1,800        67,050
MSC Industrial Direct Co Cl. A (*)                            100         1,605
Office Depot, Inc. (*)                                      1,100        10,450
Saks Inc. (*)                                                 600         7,140
Sears, Roebuck and Company                                  1,500        55,275
Sherwin Williams Company                                      500        10,490
Target Corporation                                          3,000       115,350
Tech Data Corporation (*)                                     200         6,972
TJX Companies, Inc.                                           600        18,798
Toys 'R' Us, Inc. Holding Company (*)                         900        22,320
Wal-Mart Stores, Inc.                                       1,000        51,740
Walgreen Company                                              500        21,390
                                                                    -----------
                                                                        587,863
                                                                    -----------
STATE COMMERCIAL BANKS - 1.3%
Associated Banc-Corp                                          300        10,479
Bancwest Corporation                                          400         9,980
Banknorth Group, Inc.                                         600        11,874
Centura Banks, Inc.                                           200         9,510
Fifth Third Bancorp                                         1,522        81,823
First Virginia Banks, Inc.                                    200         8,772
M&T Bank Corporation                                          400        28,620
Mercantile Bankshares Corporation                             300        11,265
North Fork Bancorporation                                   1,900        50,445
Northern Trust                                                800        52,024
Regions Financial Corporation                                 900        27,405
Synovus Financial                                             900        25,902
UnionBanCal Corporation                                       100         3,054
Wilmington Trust Corporation                                  100         5,780
                                                                    -----------
                                                                        336,933
                                                                    -----------
TELEPHONE SYSTEMS - 7.5%
Alltel Corporation                                          1,100        60,071
AT&T Corporation                                            8,300       184,924

DLB ENHANCED INDEX VALUE FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONTINUED
APRIL 30, 2001
--------------------------------------------------------------------------------
ISSUER                                                     SHARES       VALUE

TELEPHONE SYSTEMS - CONTINUED
AT&T Wireless Group (*)                                       500      $ 10,050
Bellsouth Corporation                                       7,400       310,504
Centurytel Inc.                                               600        16,308
Level 3 Communications, Inc. (*)                              300         4,269
Metromedia Fiber Network, Inc. Cl. A (*)                      100           509
Nextel Partners, Inc. Cl. A (*)                               100         1,719
Qwest Communications Intl, Inc. (*)                         2,200        89,980
RCN Corporation (*)                                           100           450
SBC Communications, Inc.                                   13,400       552,750
Sprint Corporation (Fon Group)                              2,800        59,864
Telephone & Data Systems, Inc.                                200        21,000
Verizon Communications                                     10,500       578,236
Worldcom Inc. (*)                                           2,000        36,500
                                                                    -----------
                                                                      1,927,134
                                                                    -----------
TEXTILES, CLOTHING & FABRICS - 0.3%
Jones Apparel Group, Inc. (*)                                 300        11,922
Liz Claiborne, Inc.                                           200         9,832
Nike Inc.                                                     300        12,543
VF Corporation                                              1,200        48,708
                                                                    -----------
                                                                         83,005
                                                                    -----------
TRANSPORTATION - 1.0%
Brunswick Corporation                                         400         8,024
Burlington Northern Santa Fe Corporation                    2,600        76,440
C.H. Robinson Worldwide, Inc.                                 100         2,706
CSX Corporation                                               900        31,563
Expeditors International Washington, Inc.                     500        25,015
Florida East Coast Industries Cl. A                           100         3,100
Galileo International, Inc.                                   300         7,326
GATX Corporation                                              200         7,970
Kansas City Southern Industries, Inc. (*)                     100         1,281
Norfolk Southern Corporation                                1,500        29,610
Union Pacific Corporation                                   1,000        56,890
                                                                    -----------
                                                                        249,925
                                                                    -----------
WATER COMPANIES - 0.0%
American Water Works, Inc.                                    400        12,400
                                                                    -----------

TOTAL COMMON STOCKS (identified cost, $25,093,012)                   25,598,276

WARRANTS - 0.0%
Dime Bancorp, Inc. - expiring 1/2/02 (*)                      500           115
                                                                    -----------
                                                        PRINCIPAL
                                                           AMOUNT
SECURITY LENDING COLLATERAL - 4.5%
Fleet National Bank, 4.77%, Due 10/31/01                 $556,158       556,158
Merrill Lynch & Co, 4.59%, Due 4/5/02                      98,369        98,369

DLB ENHANCED INDEX VALUE FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONTINUED
APRIL 30, 2001
--------------------------------------------------------------------------------
                                                        PRINCIPAL
ISSUER                                                     AMOUNT       VALUE

SECURITY LENDING COLLATERAL - CONTINUED
Merrimac MM, 4.79%, Due 5/1/01                           $295,106     $ 295,106
Royal Bank of Scotland, 4.53%, Due 5/7/01                 197,643       197,643
                                                                    -----------
TOTAL SECURITY LENDING COLLATERAL (identified cost, $1,147,276)       1,147,276

TOTAL INVESTMENTS (identified cost, $26,240,288)                     26,745,667

Other assets, less liabilities - (4.4%)                              (1,121,904)
                                                                    -----------
NET ASSETS - 100%                                                   $25,623,763
                                                                    ===========
ADR American Depository Receipt
(*) Non-income producing security

See notes to financial statements.

DLB TECHNOLOGY FUND

PORTFOLIO OF INVESTMENTS (Unaudited)
APRIL 30, 2001
--------------------------------------------------------------------------------
COMMON STOCKS - 97.9%

ISSUER                                                     SHARES      VALUE

COMMERCIAL SERVICES - 0.2%
Storage Networks, Inc. (*)                                  3,200   $    33,120
                                                                    -----------
COMMUNICATIONS - 8.8%
Ciena Corporation (*)                                       2,000       110,120
Corning Inc.                                                7,000       153,790
Juniper Networks, Inc. (*)                                  2,000       118,060
McDATA Corporation Cl. A (*)                                  338         7,717
Nokia Corporation ADR (Finland)                             3,000       102,570
ONI Systems Corporation (*)                                 4,800       172,464
Qualcomm Inc. (*)                                           4,000       229,440
Sonus Networks, Inc. (*)                                    4,000       101,840
Telefonaktiebolaget LM Ericsson AB ADR (Sweden)            51,000       327,930
                                                                    -----------
                                                                      1,323,931
                                                                    -----------
COMPUTER INTEGRATED SYSTEMS DESIGN - 4.3%
Parametric Technology Corporation (*)                      22,200       253,080
Sun Microsystems, Inc. (*)                                 22,600       386,912
                                                                    -----------
                                                                        639,992
                                                                    -----------
COMPUTER PROGRAMMING SERVICES - 0.6%
Mercury Interactive Corporation (*)                           500        33,075
RealNetworks Inc. (*)                                       6,200        57,040
                                                                    -----------
                                                                         90,115
                                                                    -----------
COMPUTER RELATED SERVICES - 0.0%
PhotoChannel Networks, Inc. (Canada) (*)                   20,400           930
                                                                    -----------
COMPUTERS & INFORMATION - 10.8%
Cisco Systems, Inc. (*)                                    19,600       332,808
Compaq Computer Corporation                                 5,500        96,250
EMC Corporation (*)                                        12,800       506,880
Extreme Networks, Inc. (*)                                  5,000       164,500
International Business Machines Corporation                 3,700       426,018
Lexmark International Group, Inc. (*)                       1,400        86,002
                                                                    -----------
                                                                      1,612,458
                                                                    -----------
DATA PROCESSING AND SERVICES - 3.6%
Fiserv Inc. (*)                                             2,100       116,214
Sabre Holdings Corporation (*)                              8,600       428,796
                                                                    -----------
                                                                        545,010
                                                                    -----------
ELECTRIC UTILITIES - 2.0%
Reliant Resources, Inc.                                    10,000       300,000
                                                                    -----------
ELECTRONICS - 6.2%
Cidco Inc. (*)                                             28,200        27,918
Flextronics International Ltd. (*)                         10,100       271,589
Jabil Circuit, Inc. (*)                                     8,000       232,320

DLB TECHNOLOGY FUND

PORTFOLIO OF INVESTMENTS (Unaudited) Continued
APRIL 30, 2001
--------------------------------------------------------------------------------
ISSUER                                                     SHARES      VALUE

ELECTRONICS - CONTINUED
JDS Uniphase Corporation (*)                               10,400   $   222,352
Sony Corporation - ADR (Japan)                              2,300       176,295
                                                                    -----------
                                                                        930,474
                                                                    -----------
ELECTRONICS/SEMICONDUCTORS - 25.9%
Altera Corporation (*)                                     10,600       268,073
Amkor Technology, Inc. (*)                                  7,000       152,250
Analog Devices, Inc. (*)                                    8,900       421,059
ASM Lithography Holding N.V. - N.Y. Reg. (Netherlands) (*)  7,000       189,490
Elantec Semiconductor, Inc. (*)                             8,000       265,760
Intel Corporation                                           5,800       179,278
Linear Technology Corporation                               4,000       192,160
Microchip Technology, Inc. (*)                              9,000       260,370
Micron Technology, Inc. (*)                                 9,800       444,724
Novellus Systems, Inc. (*)                                  2,800       154,420
OAK Technology, Inc. (*)                                    7,500        83,550
PMC-Sierra Inc. (*)                                         5,300       220,745
Taiwan Semiconductor Manufacturing Company Ltd.
  Sponsored ADR (Taiwan) (*)                               10,000       242,400
Triquint Semiconductor, Inc. (*)                           10,000       290,300
Vitesse Semiconductor Corporation (*)                       9,000       305,100
Xilinx Inc. (*)                                             4,500       213,615
                                                                    -----------
                                                                      3,883,294
                                                                    -----------
INTERNET RELATED - 2.8%
AOL Time Warner, Inc. (*)                                   5,500       277,750
Travelocity.com (*)                                         4,500       134,775
                                                                    -----------
                                                                        412,525
                                                                    -----------
MEDIA - BROADCASTING & PUBLISHING - 1.9%
Gemstar-TV Guide International, Inc. (*)                    4,100       170,232
Pegasus Communications Corporation (*)                      5,100       121,431
                                                                    -----------
                                                                        291,663
                                                                    -----------
PREPACKAGED SOFTWARE - 28.4%
Adobe Systems, Inc.                                         4,000       179,680
Aremissoft Corporation (*)                                  7,000       124,600
BEA Systems, Inc. (*)                                       4,000       163,400
BMC Software, Inc. (*)                                      5,000       120,950
Chordiant Software, Inc. (*)                               60,000       178,200
Electronic Arts (*)                                         2,400       135,888
General Magic, Inc. (*)                                    21,000        24,360
Informix Corporation (*)                                  103,200       516,000
Intuit Inc. (*)                                             9,200       294,768
Legato Systems, Inc. (*)                                   15,000       198,450
Microsoft Corporation (*)                                  13,100       887,526
Oracle Corporation (*)                                     18,000       290,880
Peoplesoft (*)                                              6,000       222,240
Rational Software Corporation (*)                           1,100        26,631
Red Hat, Inc. (*)                                          12,400        63,860

DLB TECHNOLOGY FUND

PORTFOLIO OF INVESTMENTS (Unaudited) Continued
APRIL 30, 2001
--------------------------------------------------------------------------------
ISSUER                                                     SHARES      VALUE

PREPACKAGED SOFTWARE - CONTINUED
Santa Cruz Operation, Inc. (*)                             20,000   $    31,200
Symantec Corporation (*)                                   11,500       745,315
Veritas Software Corporation (*)                            1,000        59,610
                                                                    -----------
                                                                      4,263,558
                                                                    -----------
TELEPHONE SYSTEMS - 2.4%
AT&T Corporation                                            8,600       191,608
Exodus Communications, Inc. (*)                             9,400        90,240
Sprint Corporation (PCS Group) (*)                          3,000        76,890
                                                                    -----------
                                                                        358,738
                                                                    -----------
TOTAL COMMON STOCKS (identified cost, $20,853,808)                   14,685,808

                                                        CONTRACTS
PURCHASED OPTIONS - 0.4%
Informix Corporation, August Call, Strike 7.5,
  dated 8/18/01, (*)                                      130,000        58,500
Sun Microsystems, May Call, Strike 25.0, dated
  5/19/01, (*)                                            100,000         5,000
                                                                    -----------
TOTAL PURCHASED OPTIONS (identified cost, $147,769)                      63,500

                                                        PRINCIPAL
                                                           AMOUNT
SECURITY LENDING COLLATERAL - 16.0%
Fleet National Bank, 4.77%, Due 10/31/01               $1,168,726     1,168,726
Merrill Lynch & Co, 4.59%, Due 4/5/02                     205,196       205,196
Merrimac MM, 4.79%, Due 5/1/01                            605,587       605,587
Royal Bank of Scotland, 4.53%, Due 5/7/01                 413,691       413,691
                                                                    -----------
TOTAL SECURITY LENDING COLLATERAL (identified cost, $2,393,200)       2,393,200

REPURCHASE AGREEMENTS - 2.0%
Investors Bank & Trust Repurchase Agreement, 3.60%,
  dated 4/30/01, $294,052 due on 5/1/01 (secured by
  Federal Government Agency securities), at cost          294,023       294,023
                                                                    -----------

TOTAL INVESTMENTS (identified cost, $23,688,800)                     17,436,531

Other assets, less liabilities - (16.3%)                             (2,440,895)
                                                                    -----------

NET ASSETS - 100%                                                   $14,995,636
                                                                    ===========
ADR American Depository Receipt
(*) Non-income producing security

See notes to financial statements.

DLB SMALL CAPITALIZATION VALUE FUND

PORTFOLIO OF INVESTMENTS (Unaudited)
APRIL 30, 2001
--------------------------------------------------------------------------------

COMMON STOCKS - 96.8%

ISSUER                                                     SHARES      VALUE

ADVERTISING - 2.8%
True North Communications, Inc.                            45,600   $ 1,741,920
                                                                    -----------
APPAREL / FOOTWEAR - 1.0%
Stride Rite Corporation                                    78,900       587,016
                                                                    -----------
BANKING - 12.5%
BancFirst Corporation                                      13,500       533,250
Commerce Bancorp, Inc.                                     39,666     2,736,954
Golden State Bancorp, Inc.                                 73,900     2,202,221
New York Community Bancorp, Inc.                           42,288     1,427,220
UCBH Holdings, Inc.                                        29,200       806,504
                                                                    -----------
                                                                      7,706,149
                                                                    -----------
BUILDING MATERIALS - 1.5%
Elcor Corporation                                          59,200       932,400
                                                                    -----------
COMMERCIAL SERVICES - 7.0%
Advo, Inc. (*)                                             58,800     1,910,412
Chemed Corporation                                         15,400       528,220
EGL, Inc. (*)                                              78,300     1,856,493
                                                                    -----------
                                                                      4,295,125
                                                                    -----------
COMMUNICATIONS EQUIPMENT - 5.3%
Anadigics, Inc. (*)                                        34,400       610,600
Cable Design Technologies (*)                              50,050       743,743
Commscope Inc. (*)                                        102,880     1,942,374
                                                                    -----------
                                                                      3,296,717
                                                                    -----------
COMPUTER INTEGRATED SYSTEMS DESIGN - 0.2%
Gerber Scientific, Inc.                                    19,000       132,050
                                                                    -----------
CONSUMER PRODUCTS - 2.1%
Enesco Group, Inc. (*)                                     54,300       320,370
Rayovac Corporation (*)                                    46,400       965,120
                                                                    -----------
                                                                      1,285,490
                                                                    -----------
COSMETICS & PERSONAL CARE - 1.3%
Alberto-Culver Co. Cl. A                                   24,000       831,600
                                                                    -----------
DEFENSE - 3.6%
Newport News Shipbuilding                                  34,700     2,243,355
                                                                    -----------
ELECTRIC UTILITIES - 1.6%
Black Hills Corporation                                     4,200       215,754
CH Energy Group, Inc.                                       6,900       303,945
WPS Resources Corporation                                  13,600       448,936
                                                                    -----------
                                                                        968,635
                                                                    -----------
ELECTRICAL EQUIPMENT - 0.5%
Magnetek Inc. (*)                                          34,400       328,520
                                                                    -----------

DLB SMALL CAPITALIZATION VALUE FUND

PORTFOLIO OF INVESTMENTS (Unaudited) Continued
APRIL 30, 2001
--------------------------------------------------------------------------------
ISSUER                                                     SHARES      VALUE

ELECTRONICS - 1.0%
Benchmark Electronics, Inc. (*)                            16,100   $   410,550
LTX Corporation (*)                                         6,500       174,980
                                                                    -----------
                                                                        585,530
                                                                    -----------
FILTRATION PRODUCTS - 2.3%
Cuno Inc. (*)                                              54,600     1,393,392
                                                                    -----------
FINANCIAL SERVICES - 0.3%
Cash America International, Inc.                           26,552       212,416
                                                                    -----------
HEAVY MACHINERY - 3.8%
Gardner Denver, Inc. (*)                                   41,000       795,400
Scott Technologies, Inc. (*)                               35,600       836,600
Tennant Company                                            17,200       740,976
                                                                    -----------
                                                                      2,372,976
                                                                    -----------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 3.8%
Harman International Industries, Inc.                      20,200       641,350
La-Z-Boy Inc.                                              94,700     1,704,600
                                                                    -----------
                                                                      2,345,950
                                                                    -----------
INSURANCE - 2.0%
Stewart Information Services Corporation (*)               26,500       447,850
White Mountains Insurance Group                             2,600       816,400
                                                                    -----------
                                                                      1,264,250
                                                                    -----------
LEISURE PRODUCTS - 1.2%
Huffy Corporation (*)                                      71,900       624,092
Sturm, Ruger & Company, Inc.                               14,000       137,060
                                                                    -----------
                                                                        761,152
                                                                    -----------
MEDICAL SUPPLIES & SERVICES - 6.2%
Parexel International Corporation (*)                      35,100       440,505
PolyMedica Corporation (*)                                 29,400       798,504
PSS World Medical, Inc. (*)                               147,675       671,921
Respironics Inc. (*)                                       60,700     1,926,618
                                                                    -----------
                                                                      3,837,548
                                                                    -----------
MULTI-INDUSTRY - 8.3%
Carlisle Companies., Inc.                                  46,500     1,718,175
Cubic Corporation                                          18,900       576,450
Kaman Corporation Cl. A                                     7,600       126,540
Roper Industries, Inc.                                     36,900     1,542,420
Sea Containers Ltd. Cl. A                                  31,200       474,240
Titan Corporation (*)                                      43,100       719,770
                                                                    -----------
                                                                      5,157,595
                                                                    -----------
OFFICE EQUIPMENT / SUPPLIES - 4.5%
Herman Miller, Inc.                                        76,200     2,023,110
New England Business Service, Inc.                         42,400       784,400
                                                                    -----------
                                                                      2,807,510
                                                                    -----------

DLB SMALL CAPITALIZATION VALUE FUND

PORTFOLIO OF INVESTMENTS (Unaudited) Continued
APRIL 30, 2001
--------------------------------------------------------------------------------
ISSUER                                                     SHARES      VALUE

OIL & GAS - 7.8%
Energen Corporation                                        35,600   $ 1,322,540
Nabors Industries, Inc. (*)                                23,000     1,371,260
Newpark Resources (*)                                      67,200       622,944
NUI Corporation                                            26,300       587,805
Prima Energy Corporation (*)                                4,800       152,160
Stolt Offshore SA ADR (United Kingdom) (*)                 52,800       742,896
                                                                    -----------
                                                                      4,799,605
                                                                    -----------
PUBLISHING - 2.1%
Penton Media, Inc.                                         64,500     1,270,650
                                                                    -----------
REAL ESTATE INVESTMENT TRUSTS - 5.8%
Manufactured Home Communities                              19,400       519,920
Prentiss Properties Trust                                  49,700     1,259,895
SL Green Realty Corporation                                52,900     1,513,469
Taubman Centers, Inc.                                      25,100       311,240
                                                                    -----------
                                                                      3,604,524
                                                                    -----------
RETAILERS - 6.9%
BJ's Wholesale Club, Inc. (*)                              60,200     2,727,060
Rent-Way Inc. (*)                                          59,200       452,880
Stein Mart, Inc. (*)                                       98,900     1,062,186
                                                                    -----------
                                                                      4,242,126
                                                                    -----------
TEXTILES, CLOTHING & FABRICS - 1.4%
Interface, Inc. Cl. A                                     110,400       851,184
                                                                    -----------

TOTAL COMMON STOCKS (identified cost, $57,908,673)                   59,855,385

                                                        PRINCIPAL
                                                           AMOUNT
SECURITY LENDING COLLATERAL - 9.2%
Fleet National Bank, 4.77%, Due 10/31/01               $2,787,681     2,787,681
Merrill Lynch & Co, 4.59%, Due 4/5/02                     491,014       491,014
Merrimac MM, 4.79%, Due 5/1/01                          1,473,044     1,473,044
Royal Bank of Scotland, 4.53%, Due 5/7/01                 974,975       974,975
                                                                    -----------
TOTAL SECURITY LENDING COLLATERAL
  (identified cost, $5,726,714)                                       5,726,714

REPURCHASE AGREEMENTS - 3.6%
Investors Bank & Trust Repurchase Agreement, 3.60%,
  dated 4/30/01, $2,206,467 due on 5/1/01 (secured
  by Federal Government Agency securities), at cost     2,206,247     2,206,247
                                                                    -----------

TOTAL INVESTMENTS (identified cost, $65,841,634)                     67,788,346

Other assets, less liabilities - (9.6%)                              (5,954,490)
                                                                    -----------

NET ASSETS - 100%                                                   $61,833,856
                                                                    ===========
ADR American Depository Receipt
(*) Non-income producing security

See notes to financial statements.

DLB SMALL COMPANY OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (Unaudited)
APRIL 30, 2001
--------------------------------------------------------------------------------

COMMON STOCKS - 83.4%

ISSUER                                                     SHARES      VALUE

BANKING - 6.7%
CFS Bancorp, Inc.                                         195,300   $ 2,208,843
First Essex Bancorp, Inc.                                 143,800     3,021,238
Flushing Financial Corporation                            102,400     2,099,200
Lawrence Savings Bank                                     143,800     1,619,188
Webster Financial Corporation                              71,694     2,284,171
                                                                    -----------
                                                                     11,232,640
                                                                    -----------
BEVERAGES, FOOD & TOBACCO - 2.1%
Bridgeford Foods Corporation                              100,853     1,293,944
Performance Food Group Company (*)                         40,300     2,174,991
                                                                    -----------
                                                                      3,468,935
                                                                    -----------
CHEMICALS & PLASTICS - 1.4%
Balchem Corporation                                        13,500       188,325
Penford Corporation                                       178,900     2,111,020
                                                                    -----------
                                                                      2,299,345
                                                                    -----------
COMMERCIAL SERVICES - 2.6%
FTI Consulting, Inc. (*)                                  178,100     2,751,645
Kendle International, Inc. (*)                            134,800     1,624,340
                                                                    -----------
                                                                      4,375,985
                                                                    -----------
COMMUNICATIONS - 1.6%
Gentner Communications Corporation (*)                    119,700     1,417,248
Signal Technology Corporation (*)                         116,400       873,000
Tollgrade Communications, Inc. (*)                         15,200       416,784
                                                                    -----------
                                                                      2,707,032
                                                                    -----------
COMPUTER AND DATA PROCESSING SERVICES - 0.5%
Hall, Kinion & Associates, Inc. (*)                        92,500       753,875
                                                                    -----------
COMPUTER INTEGRATED SYSTEMS DESIGN - 1.1%
Insignia Systems, Inc. (*)                                127,100     1,035,865
Optimal Robotics Corporation (Canada) (*)                  23,600       772,900
                                                                    -----------
                                                                      1,808,765
                                                                    -----------
ELECTRIC UTILITIES - 1.1%
Aquila, Inc. (*)                                           26,000       788,060
Central Vermont Public Services Corporation                69,800     1,121,686
                                                                    -----------
                                                                      1,909,746
                                                                    -----------
ELECTRICAL EQUIPMENT - 4.4%
LSI Industries, Inc.                                      128,800     2,840,040
SBS Technologies, Inc. (*)                                 53,100     1,062,000
Wilson Greatbatch Technologies, Inc. (*)                   78,600     1,925,700
Woodhead Industries, Inc.                                  87,500     1,507,625
                                                                    -----------
                                                                      7,335,365
                                                                    -----------

DLB SMALL COMPANY OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (Unaudited) Continued
APRIL 30, 2001
--------------------------------------------------------------------------------
ISSUER                                                     SHARES      VALUE

ELECTRONICS - 9.5%
AZZ, Inc.                                                 166,500   $ 2,963,700
EDO Corporation                                           175,000     3,115,000
Elantec Semiconductor, Inc. (*)                            48,400     1,607,848
Herley Industries, Inc. (*)                                79,000     1,238,720
Lifeline Systems, Inc. (*)                                106,200     1,869,120
Nanometrics Inc. (*)                                       60,800     1,778,400
PCD Inc. (*)                                               41,800       222,376
Sipex Corporation (*)                                     148,000     1,781,920
Spectrum Control, Inc. (*)                                119,300       906,680
Strategic Diagnostics, Inc. (*)                           107,500       420,325
                                                                    -----------
                                                                     15,904,089
                                                                    -----------
ELECTRONICS/SEMICONDUCTORS - 2.0%
Actel Corporation (*)                                      79,300     1,827,865
BTU International, Inc. (*)                                78,100       455,323
Richardson Electronics, Ltd.                               78,300       999,108
                                                                    -----------
                                                                      3,282,296
                                                                    -----------
FINANCIAL SERVICES - 1.7%
Mid-Atlantic Realty Trust REIT                            228,800     2,747,888
                                                                    -----------
FOREST PRODUCTS & PAPER - 3.2%
Astronics Corporation (*)                                 159,700     3,020,326
Fibermark Inc. (*)                                        178,400     2,363,800
                                                                    -----------
                                                                      5,384,126
                                                                    -----------
HEALTH CARE PROVIDERS - 1.9%
Pediatrix Medical Group, Inc. (*)                         116,800     3,123,232
                                                                    -----------
HEAVY CONSTRUCTION - 3.6%
Crossmann Communities, Inc. (*)                           100,600     3,344,950
Willbros Group, Inc. (*)                                  182,300     2,597,775
                                                                    -----------
                                                                      5,942,725
                                                                    -----------
HEAVY MACHINERY - 8.1%
Brooks Automation, Inc. (*)                                50,300     3,149,283
Gardner Denver, Inc. (*)                                   67,100     1,301,740
Hardinge Inc.                                             144,600     1,969,452
Knight Transportation, Inc. (*)                            75,000     1,995,000
Robbins & Myers, Inc.                                      84,900     2,398,425
Woodward Governor Company                                  40,900     2,679,359
                                                                    -----------
                                                                     13,493,259
                                                                    -----------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.6%
Quixote Corporation                                        81,600     2,037,552
Stanley Furniture Company, Inc. (*)                        22,500       652,500
                                                                    -----------
                                                                      2,690,052
                                                                    -----------
INDUSTRIAL - DIVERSIFIED - 1.5%
Shuffle Master, Inc. (*)                                   85,600     2,542,320
                                                                    -----------

DLB SMALL COMPANY OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (Unaudited) Continued
APRIL 30, 2001
--------------------------------------------------------------------------------
ISSUER                                                     SHARES      VALUE

INSURANCE - 2.2%
Donegal Group, Inc. Cl. A (*)                              57,400   $   723,240
Donegal Group, Inc. Cl. B                                  27,700       295,005
Stewart Information Services Corporation (*)              152,800     2,582,320
                                                                    -----------
                                                                      3,600,565
                                                                    -----------
MEDIA - BROADCASTING & PUBLISHING - 1.5%
Saga Communications, Inc. (*)                             133,375     2,580,806
                                                                    -----------
MEDICAL SUPPLIES - 4.3%
Bacou USA, Inc. (*)                                        51,600     1,308,060
ICU Medical, Inc. (*)                                      58,900     2,264,705
II VI, Inc. (*)                                           132,800     2,120,816
Rudolph Technologies, Inc. (*)                             32,100     1,543,689
                                                                    -----------
                                                                      7,237,270
                                                                    -----------
METALS - 0.6%
CIRCOR International, Inc.                                 60,100     1,036,725
                                                                    -----------
NATIONAL COMMERCIAL BANKS - 1.9%
Sterling Bancorp                                          134,350     3,130,355
                                                                    -----------
OIL & GAS - 3.6%
Marine Products Corporation (*)                            91,800       380,970
Osca, Inc. (*)                                             69,600     1,844,400
RPC Inc.                                                  184,700     2,770,500
Stone Energy Corporation (*)                               21,600     1,073,520
                                                                    -----------
                                                                      6,069,390
                                                                    -----------
PHARMACEUTICALS - 1.2%
Taro Pharmaceutical Industries Ltd. (Israel) (*)           41,200     2,058,352
                                                                    -----------
RESTAURANTS - 0.6%
O'Charley's Inc. (*)                                       52,500     1,034,250
                                                                    -----------
RETAILERS - 3.4%
Cost Plus, Inc. (*)                                       106,600     2,537,080
Tweeter Home Entertainment Group, Inc. (*)                128,600     3,216,286
                                                                    -----------
                                                                      5,753,366
                                                                    -----------
STATE COMMERCIAL BANKS - 6.8%
Boston Private Financial Holdings, Inc.                   166,200     3,257,520
Financial Institutions, Inc.                              144,600     2,964,300
First Republic Bancorp, Inc. (*)                          128,250     2,821,500
Pacific Crest Capital, Inc.                               128,800     2,260,440
                                                                    -----------
                                                                     11,303,760
                                                                    -----------
TRANSPORTATION - 1.5%
Forward Air Corporation (*)                                15,600       541,320
GulfMark Offshore, Inc. (*)                                53,300     1,918,800
                                                                    -----------
                                                                      2,460,120
                                                                    -----------

DLB SMALL COMPANY OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (Unaudited) Continued
APRIL 30, 2001
--------------------------------------------------------------------------------
ISSUER                                                     SHARES      VALUE

WATER COMPANIES - 1.2%
Southwest Water Company                                   164,750   $ 2,057,728
                                                                    -----------

TOTAL COMMON STOCKS (identified cost, $116,475,262)                 139,324,362

                                                        PRINCIPAL
                                                           AMOUNT
SECURITY LENDING COLLATERAL - 3.3%
Fleet National Bank, 4.77%, Due 10/31/01               $2,615,191     2,615,191
Merrill Lynch & Co, 4.59%, Due 4/5/02                     479,602       479,602
Merrimac MM, 4.79%, Due 5/1/01                          2,498,807     2,498,807
                                                                    -----------
TOTAL SECURITY LENDING COLLATERAL (identified cost, $5,593,600)       5,593,600

REPURCHASE AGREEMENTS - 13.3%
Investors Bank & Trust Repurchase Agreement, 3.60%,
  dated 4/30/01, $22,144,057 due on 5/1/01 (secured
  by Federal Government Agency securities), at cost    22,141,842    22,141,842
                                                                    -----------

TOTAL INVESTMENTS (identified cost, $144,210,705)                   167,059,804

Other assets, less liabilities - (0.0%)                                 (17,861)
                                                                    -----------

NET ASSETS - 100%                                                  $167,041,943
                                                                    ===========
REIT Real Estate Investment Trust
(*) Non-income producing security

See notes to financial statements.

DLB STEWART IVORY INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS (Unaudited)
APRIL 30, 2001
--------------------------------------------------------------------------------

COMMON STOCKS - 92.4%

ISSUER                                                     SHARES      VALUE

AUSTRALIA - 0.6%
Broken Hill Proprietary - (Metals)                         24,000   $   263,250
                                                                    -----------
BELGIUM - 1.6%
Colruyt - (Beverages, Food & Tobacco)                      18,000       679,167
                                                                    -----------
BRAZIL - 1.0%
Tele Norte Leste ADR - (Telephone Systems)                 24,000       419,520
                                                                    -----------
FINLAND - 2.1%
Nokia - (Telephone Systems)                                25,000       861,166
                                                                    -----------
FRANCE - 9.2%
AXA Company FRF60 - (Insurance)                             6,383       753,688
Essilor International SA - (Cosmetics & Personal Care)      2,100       602,195
L'Oreal - (Cosmetics & Personal Care)                       8,500       619,174
Pinault-Printemps-Redoute - (Retailers)                     3,500       603,127
STMicroelectronics - (Electronics)                         13,500       544,732
Total Fina Elf - (Oil & Gas)                                5,000       745,752
                                                                    -----------
                                                                      3,868,668
                                                                    -----------
GERMANY - 3.3%
Ergo Versicherungsgruppe - (Insurance)                      4,500       651,401
Schering AG - (Pharmaceuticals)                            15,000       739,759
                                                                    -----------
                                                                      1,391,160
                                                                    -----------
HONG KONG - 5.1%
Asia Satellite Telecom Holdings - (Telephone Systems)     232,000       527,983
China Resources Enterprises - (Industrial - Diversified)  440,000       645,939
Hong Kong & China Gas - (Oil & Gas)                       425,634       507,519
Swire Pacific Cl. B - (Commercial Services)               612,000       466,876
                                                                    -----------
                                                                      2,148,317
                                                                    -----------
ITALY - 4.5%
Banca Populare Di Brescia - (Banking)                     101,000       510,568
Class Editori SpA - (Media - Broadcasting & Publishing)    60,000       618,282
Luxottica ADR - (Medical Supplies)                         50,500       750,935
                                                                    -----------
                                                                      1,879,785
                                                                    -----------
JAPAN - 19.9%
Credit Saison - (Financial Services)                       26,200       554,582
Disco Company - (Precision Engineering)                     6,100       514,505
Fast Retailing Company, Ltd. - (Retailers)                  3,000       647,644
Fuji Photo Film - (Entertainment & Leisure)                14,000       564,352
Hoshiden - (Electrical Equipment)                          17,000       437,591
Hoya Corporation - (Medical Supplies)                       8,500       557,309
Japan Airport Terminal - (Commercial Services)             42,000       465,080
Konami Company Ltd. - (Entertainment & Leisure)            13,000       624,008
Murata Manufacturing - (Electrical Equipment)               5,200       437,332
NEC Corporation - (Electrical Equipment)                   31,000       565,849
Nippon Telegraph & Telephone Corporation - (Communications)    75       476,566
NTT Docomo - (Telephone Systems)                               25       514,004

DLB STEWART IVORY INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS (Unaudited) Continued
APRIL 30, 2001
--------------------------------------------------------------------------------
ISSUER                                                     SHARES      VALUE

Secom - (Electronics)                                       7,500   $   455,318
Sony - (Home Construction, Furnishings & Appliances)        6,000       448,762
Takeda Chemical - (Pharmaceuticals)                        11,000       530,678
Terumo - (Medical Supplies)                                25,600       513,906
                                                                    -----------
                                                                      8,307,486
                                                                    -----------
LUXEMBOURG - 1.6%
SES Astra - (Media - Broadcasting & Publishing)             4,500       655,632
                                                                    -----------
MEXICO - 1.3%
America Movil SA de CV ADR Series L -
  (Telephone Systems) (*)                                  10,000       184,000
Telefonos de Mexico ADR - (Telephone Systems)              10,000       346,000
                                                                    -----------
                                                                        530,000
                                                                    -----------
NETHERLANDS - 5.1%
ING Groep - (Banking)                                      13,500       922,509
Philips Electric - (Electronics)                           20,000       587,901
VNU NV - (Media - Broadcasting & Publishing)               15,000       623,901
                                                                    -----------
                                                                      2,134,311
                                                                    -----------
PORTUGAL - 1.8%
Portugal Telecom (Reg) - (Telephone Systems)               79,700       774,089
                                                                    -----------
SPAIN - 3.1%
BB Vizcaya Argentaria - (Banking)                          45,000       640,015
Telefonica SA - (Telephone Systems) (*)                    38,932       659,478
                                                                    -----------
                                                                      1,299,493
                                                                    -----------
SWEDEN - 4.9%
Modern Times Cl. B - (Media - Broadcasting
   & Publishing) (*)                                       20,000       594,774
Nordea AB - Euro denominated (formerly
   Nordic Baltic) - (Banking)                             115,000       678,945
Nordea AB (formerly Nordic Baltic) - (Banking)              3,000        18,136
Securitas Cl. B - (Commercial Services)                    38,900       756,684
                                                                    -----------
                                                                      2,048,539
                                                                    -----------
SWITZERLAND - 6.2%
Bank Sarasin & Compagnie Cl. B - (Banking)                    260       614,515
Kaba Holdings AG Cl. B - (Electrical Equipment)             2,000       500,375
Novartis (Regd) - (Pharmaceuticals)                           465       722,684
Vontobel Hldgs (Br) - (Banking)                               400       735,574
                                                                    -----------
                                                                      2,573,148
                                                                    -----------
UNITED KINGDOM - 21.1%
Amvescap PLC - (Financial Services)                        26,000       484,151
AstraZeneca PLC - (Pharmaceuticals)                        13,250       616,638
Capita Group PLC - (Commercial Services)                   85,000       601,149
Centrica PLC - (Oil & Gas)                                152,000       514,672
Electrocomponents PLC - (Electronics)                      58,400       517,012
Energis - (Telephone Systems) (*)                          68,300       355,565
Lloyds TSB Group PLC - (Banking)                           53,750       558,484
Logica PLC - (Prepackaged Software)                        24,400       348,969
Pearson PLC - (Media - Broadcasting & Publishing)          24,000       505,604
Royal Bank of Scotland Group PLC - (Banking)               23,000       532,564

DLB STEWART IVORY INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS (Unaudited) Continued
APRIL 30, 2001
--------------------------------------------------------------------------------
ISSUER                                                     SHARES      VALUE

UNITED KINGDOM - CONTINUED
Shell Transport & Trading - (Oil & Gas)                   110,000   $   917,974
Shire Pharmaceuticals Group PLC - (Pharmaceuticals) (*)    27,000       454,117
Spirent PLC - (Electronics)                                88,041       518,775
The Sage Group PLC - (Prepackaged Software)               120,000       507,578
Vodafone AirTouch PLC - (Telephone Systems)               250,000       758,900
William Morrison Supermarkets PLC - (Food Retailers)      223,700       639,871
                                                                    -----------
                                                                      8,832,023
                                                                    -----------

TOTAL COMMON STOCKS (identified cost $36,989,070)                    38,665,754
                                                                    -----------
PREFERRED STOCKS - 1.5%

GERMANY - 1.5%
Fresenius N-Vtg Pref - (Pharmaceuticals)                    3,400       605,213
                                                                    -----------

TOTAL PREFERRED STOCKS (identified cost $633,717)                       605,213
                                                                    -----------

                                                        PRINCIPAL
                                                           AMOUNT
SECURITY LENDING COLLATERAL - 8.6%
Royal Bank of Scotland, 4.53%, Due 5/7/01                $912,124       912,124
Merrill Lynch & Co, 4.59%, Due 4/5/02                     309,316       309,316
Fleet National Bank, 4.77%, Due 10/31/01                1,458,171     1,458,171
Merrimac MM, 4.79%, Due 5/1/01                            927,949       927,949
                                                                    -----------
TOTAL SECURITY LENDING COLLATERAL
  (identified cost $3,607,560)                                        3,607,560

REPURCHASE AGREEMENTS - 3.0%
Investors Bank & Trust Repurchase Agreement, 3.60%,
  dated 4/30/01, $1,249,911 due on 5/1/01 (secured
  by Federal Government Agency securities), at cost     1,249,786     1,249,786
                                                                    -----------

TOTAL INVESTMENTS (identified cost, $42,480,133)                     44,128,313

Other assets, less liabilities - (5.5%)                              (2,295,138)
                                                                    -----------

NET ASSETS - 100%                                                   $41,833,175
                                                                    ===========
(*) Non-income producing security
ADR American Depository Receipt

See notes to financial statements.

DLB STEWART IVORY EMERGING MARKETS FUND

PORTFOLIO OF INVESTMENTS (Unaudited)
APRIL 30, 2001
--------------------------------------------------------------------------------

COMMON STOCKS - 90.6%

ISSUER                                                     SHARES      VALUE

ARGENTINA - 0.8%
Quilmes Industrial SA ADR - (Beverages, Food & Tobacco)    23,000   $   214,820
                                                                    -----------
BRAZIL - 7.6%
Companhia de Bebidas das Americas ADR -
   (Beverages, Food & Tobacco)                             27,000       658,800
Companhia Vale do Rio Doce ADR - (Metals)                  16,000       371,200
Embratel ADR - (Telephone Systems)                         19,500       176,865
Tele Norte Leste ADR - (Telephone Systems)                 30,873       539,660
Telemig Celular Part - (Telephone Systems)                  4,500       171,000
                                                                    -----------
                                                                      1,917,525
                                                                    -----------
CHILE - 3.3%
Antofagasta PLC - (Metals) 69,000 506,741
Compania De Telecomunicaciones ADR - (Telephone
   Systems) (*)                                            15,000       214,200
Distribucion y Servicio ADR - (Food Retailers)              8,000       116,000
                                                                    -----------
                                                                        836,941
                                                                    -----------
CHINA - 20.1%
Asia Satellite Telecom Holdings - (Telephone Systems)     166,000       377,781
Beijing Capital Int Airport Cl. H - (Engineering &
   Construction)                                        1,800,000       440,797
China Mobile (Hong Kong) Ltd. - (Telephone Systems) (*)    56,000       274,992
China Resources Beijing Land Ltd. - (Real Estate)       1,000,000       256,427
China Resources Enterprises - (Industrial -
   Diversified)                                         1,208,000     1,773,396
Clipsal Industries - (Electrical Equipment)               194,000       318,452
CNOOC Ltd. - (Oil & Gas) (*)                              840,500       813,613
Road King Infrastructure Ltd. - (Engineering &
   Construction)                                          450,000       180,300
Shangri-La Asia Ltd. - (Lodging)                          266,000       259,196
Zhejiang Expressway Holdings - (Transportation)         1,800,000       376,178
                                                                    -----------
                                                                      5,071,132
                                                                    -----------
CROATIA - 1.9%
Pliva GDR 144A - (Pharmaceuticals)                         41,500       486,272
                                                                    -----------
EGYPT - 2.9%
Al-Ahram Bev GDR 144A - (Beverages, Food & Tobacco) (*)    31,000       313,249
Commercial International Bank GDR 144A - (Banking)         18,000       173,092
Commercial International Bank Sponsored GDR - (Banking)    25,000       240,405
                                                                    -----------
                                                                        726,746
                                                                    -----------
ESTONIA - 0.3%
Eesti Telekom GDR 144A - (Telephone Systems)                5,000        66,095
                                                                    -----------
HUNGARY - 3.5%
Gedeon Richter GDR 144A - (Pharmaceuticals)                 8,800       491,865
Matav RT ADR - (Telephone Systems)                          6,500       108,550
OTP GDR 144A - (Banking)                                    6,100       287,330
                                                                    -----------
                                                                        887,745
                                                                    -----------
INDIA - 6.0%
Hindalco GDR 144A - (Metals)                               20,000       405,000
MSDW India Inv Fund - (Mutual Funds) (*)                   20,264       188,455
Videsh Sanchar Higam Ltd. ADR - (Communications)           67,501       911,264
                                                                    -----------
                                                                      1,504,719
                                                                    -----------

DLB STEWART IVORY EMERGING MARKETS FUND

PORTFOLIO OF INVESTMENTS (Unaudited) Continued
APRIL 30, 2001
--------------------------------------------------------------------------------
ISSUER                                                     SHARES      VALUE

ISRAEL - 3.4%
Audiocodes Ltd. - (Communications) (*)                     16,500   $   139,260
Bank Leumi le Israel - (Banking) (*)                      160,000       336,781
Esc Medical Systems Ltd. - (Medical Supplies) (*)           8,000       218,000
Orbotech - (Medical Supplies) (*)                           5,100       175,644
                                                                    -----------
                                                                        869,685
                                                                    -----------
MALAYSIA - 1.5%
IOI Corporation - (Beverages, Food & Tobacco)             600,000       371,043
                                                                    -----------
MEXICO - 11.9%
America Movil SA de CV ADR Series L -
   (Telephone Systems) (*)                                 13,700       252,080
Cemex SA ADR - (Building Materials)                        15,500       359,135
Coca-Cola Femsa ADR - (Beverages, Food & Tobacco)           8,000       156,000
Grupo Aeroportuario Sur ADR - (Commercial Services) (*)    19,500       353,925
Grupo Carso SA de CV - (Holding Companies-Diversified) (*) 80,000       198,490
Grupo Financiero Banamex - (Financial Services)           193,500       361,117
Grupo Modelo Cl. C - (Beverages, Food & Tobacco)          109,000       298,662
Telefonos de Mexico ADR - (Telephone Systems)              13,700       474,020
Televisa ADR - (Media - Broadcasting & Publishing) (*)      3,700       140,711
Walmart de Mexico - (Retailers)                           182,000       402,481
                                                                    -----------
                                                                      2,996,621
                                                                    -----------
POLAND - 0.3%
Agora SA GDR 144A - (Media - Broadcasting & Publishing) (*) 4,500        73,930
                                                                    -----------
RUSSIA - 1.6%
LUKoil Oil Co. Holdings Spon ADR - (Oil & Gas)             10,000       416,000
                                                                    -----------
SOUTH AFRICA - 4.1%
Bidvest Group Ltd. - (Commercial Services)                 51,426       299,119
Reunert Ltd. - (Electronics)                              270,000       478,694
Softline Limited - (Prepackaged Software) (*)           1,554,000       270,681
                                                                    -----------
                                                                      1,048,494
                                                                    -----------
SOUTH KOREA - 12.4%
Hite Brewery - (Beverages, Food & Tobacco)                  9,130       309,409
Kookmin Bank KRW - (Banking)                               34,300       406,287
Koram Bank - (Banking) (*)                                 47,200       257,650
Korea Telecom ADR - (Telephone Systems)                     7,350       203,081
Korea Zinc - (Metals)                                      28,000       378,923
S1 Corporation - (Commercial Services)                     47,500       414,139
Samsung Electronics GDR 144A - (Electronics)                7,400       643,356
Samsung Fire & Marine - (Insurance)                        14,600       391,842
Shinsegae Department Store Company - (Retailers)            2,200       132,600
                                                                    -----------
                                                                      3,137,287
                                                                    -----------
SRI LANKA - 0.8%
John Keells Holdings - (Industrial - Diversified)         581,250       209,878
                                                                    -----------
TAIWAN - 4.8%
President Chain Store - (Retailers)                       179,280       517,049
Siliconware Precision Industries - (Electronics) (*)      228,000       177,195

DLB STEWART IVORY EMERGING MARKETS FUND

PORTFOLIO OF INVESTMENTS (Unaudited) Continued
APRIL 30, 2001
--------------------------------------------------------------------------------
ISSUER                                                     SHARES      VALUE

TAIWAN - CONTINUED
Sunplus Technology Company, Ltd. -
   (Electronics/Semiconductors)                            64,000   $   314,754
Taiwan Semiconductor - (Electronics) (*)                   75,680       209,073
                                                                    -----------
                                                                      1,218,071
                                                                    -----------
THAILAND - 2.3%
Electricity Generating Public Company Ltd. -
   (Electric Utilities)                                   616,900       496,085
Golden Land Properties F/R - (Real Estate) (*)          1,000,000        91,904
                                                                    -----------
                                                                        587,989
                                                                    -----------
TURKEY - 1.1%
Migros Turk Tas - (Food Retailers)                      3,380,000       265,613
                                                                    -----------

TOTAL COMMON STOCKS (identified cost $25,240,379)                    22,906,606

PREFERRED STOCKS - 2.4%

BRAZIL - 2.4%
Banco Bradesco SA - (Banking)                          76,381,839       437,913
Companhia Energetica de Minas Gerais -
   (Electric Utilities)                                13,300,000       153,719
                                                                    -----------

TOTAL PREFERRED STOCKS (identified cost $739,191)                       591,632

WARRANTS - 0.0%
Road King Infrastructure Warrants (China) (*)              90,000         2,077
                                                                    -----------

                                                        PRINCIPAL
                                                           AMOUNT
SECURITY LENDING COLLATERAL - 15.9%
Royal Bank of Scotland, 4.53%, Due 5/7/01               $ 690,582       690,582
Merrill Lynch & Co, 4.59%, Due 4/5/02                     345,291       345,291
Fleet National Bank, 4.77%, Due 10/31/01                2,105,384     2,105,384
Merrimac MM, 4.79%, Due 5/1/01                            885,873       885,873
                                                                    -----------
TOTAL SECURITY LENDING COLLATERAL (identified
   cost $4,027,130)                                                   4,027,130

REPURCHASE AGREEMENTS - 4.9%
Investors Bank & Trust Repurchase Agreement, 3.60%,
   dated 4/30/01, $1,245,391 due on 5/1/01 (secured
   by Federal Government Agency securities), at cost    1,245,267     1,245,267
                                                                    -----------

TOTAL INVESTMENTS (identified cost, $31,251,967)                     28,772,712

Other assets, less liabilities - (13.8%)                             (3,487,502)
                                                                    -----------

NET ASSETS - 100%                                                   $25,285,210
                                                                    ===========
(*) Non-income producing security
144A SEC Rule 144A Restriction
ADR American Depository Receipt
GDR Global Depository Receipt

See notes to financial statements.

DLB FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Unaudited)
APRIL 30, 2001
--------------------------------------------------------------------------------
        BONDS - 97.4%

S&P/MOODY'S
BOND RATING                                             PRINCIPAL
(UNAUDITED)             ISSUER                             AMOUNT      VALUE

        MORTGAGES - 31.9%
AAA     Federal Home Loan Mortgage Corporation,
        6%, 2028                                      $ 1,222,482   $ 1,181,602
AAA     Federal Home Loan Mortgage Corporation,
        7.5%, 2023                                        137,947       141,008
AAA     Federal Home Loan Mortgage Corporation,
        7.5%, 2031                                      1,249,875     1,277,610
AAA     Federal National Mortgage Association, 6%, 2011   301,466       299,018
AAA     Federal National Mortgage Association, 6.5%, 2028 793,221       785,043
AAA     Federal National Mortgage Association, 6.5%, 2029 659,614       652,814
AAA     Federal National Mortgage Association, 7.5%, 2029 632,251       645,686
AAA     Federal National Mortgage Association, 7%, 2029    27,705        27,930
AAA     Federal National Mortgage Association, 7%, 2030   556,796       561,317
AAA     Government National Mortgage Association,
        6%, 2011                                          236,344       236,197
AAA     Government National Mortgage Association,
        7%, 2024                                           50,161        50,741
AAA     Government National Mortgage Association,
        7%, 2029                                          889,666       898,839
AAA     Government National Mortgage Association,
        7.5%, 2011                                        259,009       268,642
AAA     Government National Mortgage Association,
        7.5%, 2011                                        150,008       155,586
AAA     Government National Mortgage Association,
        7.5%, 2023                                        197,600       202,417
AAA     Government National Mortgage Association,
        8%, 2009                                          142,209       148,031
AAA     Government National Mortgage Association,
        8%, 2026                                           18,132        18,732
AAA     Government National Mortgage Association,
        8%, 2026                                          115,640       119,470
AAA     Government National Mortgage Association,
        8.5%, 2030                                        298,147       310,911
AAA     Green Tree Financial Corporation 1995-1 A5,
        8.4%, 2025                                         18,124        18,212
AAA     Green Tree Financial Corporation 1996-2 A3,
        6.9%, 2027                                        145,382       147,094
                                                                    -----------
                                                                      8,146,900
                                                                    -----------
        INDUSTRIAL - 22.0%
BAA     Airgas Inc., 7.14%, 2004                          415,000       430,355
BAA     Albertson's Inc., 7.5%, 2011                      450,000       455,562
A       Anheuser-Busch Companies, Inc., 6%, 2011          130,000       126,746
BAA     AOL Time Warner, Inc., 7.625%, 2031               325,000       324,360
BAA     Avnet Inc., 8.2%, 2003                            175,000       178,367
A       Cardinal Health, Inc., 6.75%, 2011                150,000       150,681
BAA     Comcast Cable Communications, 6.375%, 2006        130,000       130,437
BA      Comdisco Inc., 6.13%, 2001                        250,000       182,500
BA      Comdisco Inc., 6.375%, 2001                       300,000       202,500
BAA     Cytec Industries, Inc., 6.75%, 2008               130,000       119,324
A       Ecolab Inc., 6.875%, 2011                         120,000       117,004
BAA     Enterprise Products Partners L.P., 7.5%, 2011     125,000       125,200
A       Ford Motor Company, 7.45%, 2031                    85,000        82,702
BAA     Fred Meyer, Inc., 7.45%, 2008                     140,000       142,338
BAA     Georgia Pacific, 9.95%, 2002                      175,000       180,765
A       Ingersoll Rand Company, 5.75%, 2003               125,000       125,701
A       International Business Machines Corporation,
        6.22%, 2027                                       400,000       397,664
AAA     Interpublic Group Cos, Inc., 7.875%, 2005         175,000       181,514
A       KeySpan Gas East Corporation, 6.9%, 2008          150,000       151,465

DLB FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Unaudited) Continued
APRIL 30, 2001
--------------------------------------------------------------------------------

S&P/MOODY'S
BOND RATING                                             PRINCIPAL
(UNAUDITED)             ISSUER                             AMOUNT      VALUE

        INDUSTRIAL - CONTINUED
A3      Kimco Realty Corporation, 7.86%, 2007           $ 160,000   $   167,058
BAA     Masco Corporation, 6.75%, 2006                    130,000       131,388
BAA     Safeway Inc., 6.05%, 2003                         175,000       177,214
BAA     Southern Natural Gas Company, 7.35%, 2031          80,000        76,913
A       Target Corporation, 5.5%, 2007                    110,000       107,246
BAA     Telecommunications Inc., 9.8%, 2012               170,000       202,162
BAA     Time Warner, Inc., 9.15%, 2023                    150,000       172,575
BAA     Tosco Corporation, 7.25%, 2007                    150,000       155,622
A       Unilever Capital Corporation, 6.75%, 2003         175,000       181,241
A       United Technologies Corporation, 6.35%, 2011      135,000       133,473
BAA     Visteon Corporation, 8.25%, 2010                   90,000        94,831
AA      Wal-Mart Stores, Inc., 6.875%, 2009               200,000       206,466
                                                                    -----------
                                                                      5,611,374
                                                                    -----------
        INTERNATIONAL - 12.8%
BAA     Canadian National Railway, 7%, 2004               350,000       360,847
BAA     Hellenic Republic, 6.95%, 2008                    300,000       309,036
A       Nortel Networks Ltd., 6.125%, 2006                130,000       122,467
BAA     Oslo Seismic Services, Inc., 8.28%, 2011          366,898       391,447
BAA     Petroleum Geo Services, 7.5%, 2007                200,000       192,318
BAA     Province Of Newfoundland, 7.32%, 2023             350,000       367,630
AA      Province of Ontario, 5.5%, 2008                   325,000       314,733
A       Province of Quebec, 7.5%, 2029                    400,000       426,376
BAA     Southern Investments UK, 6.375%, 2001             400,000       399,816
A       Telephonica Europe BV, 7.35%, 2005                200,000       207,918
BAA     Tyco International Group SA, 6.25%, 2003          160,000       161,763
                                                                    -----------
                                                                      3,254,351
                                                                    -----------
        U.S. GOVERNMENT - 8.7%
AAA     U.S. Treasury Bond, 5.5%, 2028                  1,000,000       943,750
AAA     U.S. Treasury Bond, 6.5%, 2006                    475,000       507,732
AAA     U.S. Treasury Note, 5.5%, 2003                    750,000       765,000
                                                                    -----------
                                                                      2,216,482
                                                                    -----------
        ASSET BACKED - 7.3%
AAA     California Infrastructure PG &E 1997-1 A7,
        6.42%, 2008                                       350,000       357,591
AAA     California Infrastructure SCE-1 1997-1 A4,
        6.22%, 2004                                       300,000       301,779
AAA     Conseco Finance Securitizations Corporation
        2001-1 A4, 6.21%, 2031                             95,000        93,952
AAA     CS First Boston Mortgage Securities Corporation
        1997-C2 A2, 6.52%, 2007                           175,000       179,172
AAA     J.P. Morgan Commercial Mortgage Finance 1999-C7
        A2, 6.507%, 2035                                  400,000       403,744
AAA     MBNA Master Credit Card Trust 1999-B A, 5.9%,
        2011                                              125,000       123,357
AAA     Nomura Asset Securities Corporation 1998-D6 A,
        6.59%, 2028                                       400,000       407,716
                                                                    -----------
                                                                      1,867,311
                                                                    -----------

DLB FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Unaudited) Continued
APRIL 30, 2001
--------------------------------------------------------------------------------

S&P/MOODY'S
BOND RATING                                             PRINCIPAL
(UNAUDITED)             ISSUER                             AMOUNT      VALUE

        FINANCIAL - 6.4%
A       Associates Corporation, 5.8%, 2004              $ 100,000   $   100,786
AA      Boeing Capital Corporation, 7.1%, 2005            170,000       179,554
A       Ford Motor Credit Company, 7.375%, 2009           350,000       358,645
A       Ford Motor Credit Company, 7.6%, 2005             250,000       263,015
A       General Motors Acceptance Corporation,
        7.75%, 2010                                       575,000       605,601
AA      Wells Fargo Financial, Inc., 6.125%, 2006         125,000       126,205
                                                                    -----------
                                                                      1,633,806
                                                                    -----------
        TELEPHONE UTILITIES - 2.9%
BAA     Cox Communications, Inc., 7.75%, 2010             160,000       167,968
BAA     Qwest Communications Intl Inc., 7.5%, 2008        250,000       255,965
A       Worldcom Inc., 8%, 2006                           300,000       311,346
                                                                    -----------
                                                                        735,279
                                                                    -----------
        TRANSPORTATION - 2.2%
AA      Continental Airlines, 7.256%, 2020                284,477       291,088
AA      Continental Airlines, 8.048%, 2020                148,650       160,004
BAA     Norfolk Southern Corporation, 7.25%, 2031         125,000       116,793
                                                                    -----------
                                                                        567,885
                                                                    -----------
        ELECTRIC UTILITIES - 1.6%
A       Consolidated Edison, Inc., 6.15%, 2008            200,000       189,792
BAA     Dominion Resources, Inc., 7.82%, 2004             140,000       147,136
BAA     Progress Energy, Inc., 6.55%, 2004                 75,000        76,260
                                                                    -----------
                                                                        413,188
                                                                    -----------
        BANKS - 1.6%
A       Suntrust Banks, Inc., 6%, 2026                    400,000       397,468
                                                                    -----------

        TOTAL BONDS (identified cost $24,706,121)                    24,844,044

        SECURITY LENDING COLLATERAL - 11.1%
        Fleet National Bank, 4.77%, Due 10/31/01        1,372,440     1,372,440
        Merrill Lynch & Co, 4.59%, Due 4/5/02             242,352       242,352
        Merrimac MM, 4.79%, Due 5/1/01                    727,055       727,055
        Royal Bank of Scotland, 4.53%, Due 5/7/01         484,703       484,703
                                                                    -----------
        TOTAL SECURITY LENDING COLLATERAL
        (identified cost $2,826,550)                                  2,826,550

        REPURCHASE AGREEMENTS - 2.5%
        Investors Bank & Trust Repurchase Agreement, 3.60%,
        dated 4/30/01, $635,044 due on 5/1/01 (secured by
        Federal Government Agency securities), at cost    634,980       634,980
                                                                    -----------

        TOTAL INVESTMENTS (identified cost,$28,167,651)              28,305,574

        Other assets, less liabilities - (11.0%)                     (2,812,769)
                                                                    -----------

        NET ASSETS - 100.0%                                         $25,492,805
                                                                    ===========
        See notes to financial statements.

DLB HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Unaudited)
APRIL 30, 2001
--------------------------------------------------------------------------------
        BONDS - 94.4%

S&P/MOODY'S
BOND RATING                                             PRINCIPAL
(UNAUDITED)             ISSUER                             AMOUNT      VALUE

        BROADCASTING - 15.4%
B3      Adelphia Communications, 6%, 2006               $ 345,000   $   310,124
B2      Adelphia Communications, 9.375%, 2009             250,000       245,000
BA1     British Sky Broadcasting Group, 6.875%, 2009      500,000       457,325
BA1     Chancellor Media Corporation, 8%, 2008            250,000       256,250
B2      Charter Communications Holdings, 10.75%, 2009     500,000       540,000
BA1     CSC Holdings, Inc. 144A, 7.625%, 2011             250,000       242,920
CAA1    Echostar Communications Corporation, 4.875%, 2007 250,000       231,777
B2      Mediacom LLC/Capital Corporation, 8.5%, 2008      250,000       235,000
B2      Mediacom LLC/Capital Corporation 144A, 9.5%, 2013 375,000       364,687
BAA3    News America, Inc. 144A, 0%, 2021 (*)             250,000       127,182
B2      NTL Communications Corporation, 11.875%, 2010     250,000       212,500
B2      NTL Inc., 10%, 2007                               250,000       207,500
B2      Telewest Finance 144A, 6%, 2005                   480,000       387,600
                                                                    -----------
                                                                      3,817,865
                                                                    -----------
        BUILDING & REAL ESTATE - 2.8%
B3      Great Lakes Dredge & Dock Corp. 144A,
        11.25%, 2008                                      200,000       203,000
B1      Intrawest Corporation, 9.75%, 2008                500,000       502,500
                                                                    -----------
                                                                        705,500
                                                                    -----------
        CARGO TRANSPORT - 1.1%
BA2     Kansas City Southern Railway, 9.5%, 2008          250,000       265,000
                                                                    -----------
        CHEMICALS, PLASTICS AND RUBBER - 1.0%
BA3     Lyondell Chemical Company, 9.875%, 2007           250,000       258,750
                                                                    -----------
        CONTAINERS, PACKAGING & GLASS - 5.0%
B3      AEP Industries, Inc., 9.875%, 2007                250,000       237,500
B3      LLS Corporation, 11.625%, 2009                    250,000       187,500
B1      Packaging Corporation Of America, 9.625%, 2009    450,000       486,000
B3      Tekni-Plex Inc., 12.75%, 2010                     260,000       213,200
B3      U.S. Can Corporation 144A, 12.375%, 2010          125,000       122,500
                                                                    -----------
                                                                      1,246,700
                                                                    -----------
        DIVERSIFIED/CONGLOMERATE MANUFACTURING - 0.8%
BAA3    Commscope Inc., 4%, 2006                          120,000        97,379
B2      Unifrax Investments Corporation, 10.5%, 2003      125,000       112,500
                                                                    -----------
                                                                        209,879
                                                                    -----------
        DIVERSIFIED/CONGLOMERATE SERVICES - 7.8%
B2      Buhrmann US, Inc., 12.25%, 2009                   500,000       525,000
B2      Iron Mountain, Inc., 8.625%, 2013                 200,000       201,000
B2      Iron Mountain, Inc., 10.125%, 2006                500,000       530,000

DLB HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Unaudited) Continued
APRIL 30, 2001
--------------------------------------------------------------------------------

S&P/MOODY'S
BOND RATING                                             PRINCIPAL
(UNAUDITED)             ISSUER                             AMOUNT      VALUE

        DIVERSIFIED/CONGLOMERATE SERVICES - CONTINUED
BA1     Unisys Corporation, 7.875%, 2008                $ 430,000   $   419,250
B3      Williams Scotsman, Inc., 9.875%, 2007             300,000       258,000
                                                                    -----------
                                                                      1,933,250
                                                                    -----------
        ECOLOGICAL - 2.0%
BA3     Allied Waste North America 144A, 8.875%, 2008     480,000       494,400
                                                                    -----------
        FINANCE - 0.2%
BAA2    First American Financial Corporation 144A,
        4.5%, 2008                                         40,000        41,281
                                                                    -----------
        HEALTHCARE, EDUCATION & CHILDCARE - 5.4%
BA3     Bergen Brunswig Corporation. Cl. A, 7.25%, 2005   250,000       240,452
BA2     Express Scripts, Inc., 9.625%, 2009               250,000       270,000
BA1     HCA - The Healthcare Company, 8.75%, 2010         400,000       432,000
BA1     Tenet Healthcare Corporation, 7.625%, 2008        400,000       408,000
                                                                    -----------
                                                                      1,350,452
                                                                    -----------
        HOME/OFFICE FURNISHINGS/DURABLE CONSUMER PRODUCTS - 1.3%
B3      Remington Products Company, 11%, 2006             350,000       331,625
                                                                    -----------
        HOTELS, MOTELS, INNS & GAMING - 8.0%
B2      Florida Panthers Holdings, 9.875%, 2009           520,000       527,800
BA2     Mandalay Resort Group, 9.5%, 2008                 500,000       528,750
BA2     MGM Mirage, 8.375%, 2011                          250,000       251,875
BAA3    MGM Mirage, 8.5%, 2010                            250,000       258,222
BA3     Mohegan Tribal Gaming, 8.75%, 2009                400,000       408,000
                                                                    -----------
                                                                      1,974,647
                                                                    -----------
        LEISURE, AMUSEMENT & ENTERTAINMENT - 4.1%
BA1     International Game Technology, 8.375%, 2009       500,000       515,000
B1      Lodgenet Entertainment, 10.25%, 2006              500,000       500,000
                                                                    -----------
                                                                      1,015,000
                                                                    -----------
        MINING/STEEL/IRON - 0.2%
B3      Better Minerals & Aggregates Company, 13%, 2009    55,000        46,200
                                                                    -----------
        OIL & GAS - 10.3%
B2      Chesapeake Energy Corporation 144A, 8.125%, 2011  250,000       242,500
B1      Cross Timbers Oil Company, 9.25%, 2007            500,000       530,000
B2      Magnum Hunter Resources, Inc., 10%, 2007          500,000       501,875
B2      Plains Resources, Inc., 10.25%, 2006              375,000       378,750
BA3     Pride International, Inc., 9.375%, 2007           485,000       512,888
B1      SESI, L.L.C. 144A, 8.875%, 2011                   385,000       385,000
                                                                    -----------
                                                                      2,551,013
                                                                    -----------

DLB HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Unaudited) Continued
APRIL 30, 2001
--------------------------------------------------------------------------------

S&P/MOODY'S
BOND RATING                                             PRINCIPAL
(UNAUDITED)             ISSUER                             AMOUNT      VALUE

        PRINTING & PUBLISHING - 4.2%
B2      American Media Operations, Inc., 10.25%, 2009    $500,000   $   517,500
BA2     Hollinger Intl Publishing, Inc., 8.625%, 2005     500,000       515,000
                                                                    -----------
                                                                      1,032,500
                                                                    -----------
        RETAIL STORES - 0.4%
BA1     Saks Inc., 8.25%, 2008                            100,000        89,000
                                                                    -----------
        TECHNOLOGY - 7.0%
BA3     CIENA Corporation, 3.75%, 2008                    100,000        83,947
B2      Conexant Systems, Inc., 4%, 2007                  245,000       119,827
B3      Cooperative Computing, Inc., 9%, 2008             500,000       207,500
A2      Corning Inc., 0%, 2015 (*)                        155,000        91,780
B3      Cymer Inc., 7.25%, 2004                           300,000       318,630
B1      LSI Logic Corporation, 4%, 2005                   325,000       271,694
BA3     Sanmina Corporation 144A, 0%, 2020 (*)            610,000       230,293
BA1     SCI Systems, Inc., 3%, 2007                       250,000       200,550
B2      Transwitch Corporation, 4.5%, 2005                250,000       188,125
B2      Transwitch Corporation 144A, 4.5%, 2005            40,000        30,303
                                                                    -----------
                                                                      1,742,649
                                                                    -----------
        TELECOMMUNICATIONS - 12.3%
BAA2    AT&T Wireless Group 144A, 7.875%, 2011            250,000       249,023
CA      EV International, Inc., 11%, 2007                 375,000       138,750
BA2     Global Crossing Holding Ltd., 9.5%, 2009          485,000       451,050
B3      ITC Deltacom, Inc., 4.5%, 2006                    465,000       248,775
B3      Level 3 Communications, Inc., 11%, 2008           540,000       372,600
B1      McLeodUSA Inc., 8.125%, 2009                      525,000       404,250
B1      McLeodUSA Inc., 11.375%, 2009                     175,000       154,438
B1      Nextel Communications, Inc., 5.25%, 2010          535,000       338,329
B1      Nextel Communications, Inc., 9.375%, 2009         250,000       212,500
B2      Nextlink Communications, 10.75%, 2009             545,000       267,050
B3      Telecommunication Techniques Company, 9.75%, 2008 115,000        86,250
B2      Williams Communications Group, 11.875%, 2010      250,000       112,500
CA      WinStar Communications, Inc., 12.75%, 2010      1,000,000        15,000
                                                                    -----------
                                                                      3,050,515
                                                                    -----------
        TEXTILES & LEATHER - 1.1%
B3      St. John Knits International, Inc., 12.5%, 2009   270,000       264,600
                                                                    -----------
        UTILITIES - 4.0%
BA1     AES Corporation, 9.375%, 2010                     500,000       517,500
BA1     Calpine Corporation, 7.75%, 2009                  250,000       237,563
BA1     Calpine Corporation, 8.5%, 2011                   250,000       248,400
                                                                    -----------
                                                                      1,003,463
                                                                    -----------
        TOTAL BONDS (identified cost $24,782,044)                    23,424,289

DLB HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Unaudited) Continued
APRIL 30, 2001
--------------------------------------------------------------------------------

                     ISSUER                                SHARES      VALUE

        PREFERRED STOCKS - 0.3%
        Williams Communications Group 144A (*)              5,000   $    73,125
                                                                    -----------

                                                        PRINCIPAL
                                                           AMOUNT
        SECURITY LENDING COLLATERAL - 4.9%
        Fleet National Bank, 4.77%, Due 10/31/01        $ 802,372       802,372
        Merrill Lynch & Co, 4.59%, Due 4/5/02             104,707       104,707
        Merrimac MM, 4.79%, Due 5/1/01                    314,121       314,121
                                                                    -----------
        TOTAL SECURITY LENDING COLLATERAL
        (identified cost $1,221,200)                                  1,221,200

        REPURCHASE AGREEMENTS - 4.3%
        Investors Bank & Trust Repurchase Agreement,
        3.60%, dated 4/30/01, $1,052,622 due on 5/1/01
        (secured by Federal Government Agency securities),
        at cost                                         1,052,516     1,052,516
                                                                    -----------

        TOTAL INVESTMENTS (identified cost, $27,305,760)             25,771,130

        Other assets, less liabilities - (3.9%)                        (963,695)
                                                                    -----------

        NET ASSETS - 100.0%                                         $24,807,435
                                                                    ===========

        144A SEC Rule 144A Restriction
        (*) Non-income producing security

        See notes to financial statements.

                 (This page has been left blank intentionally.)

DLB FUND GROUP

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
APRIL 30, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Enhanced         Enhanced
                                                                       Core                             Index            Index
                                                                      Growth            Value        Core Equity         Growth
                                                                       Fund             Fund             Fund             Fund
                                                                   -------------    -------------    -------------    -------------
ASSETS:
Investments:
  Investments at cost                                              $ 166,073,471    $  45,430,679    $  38,059,522    $  27,517,977
  Net unrealized appreciation (depreciation)                         (16,309,570)      10,887,655         (297,445)      (1,776,057)
    Total investments at value                                       149,763,901       56,318,334       37,762,077       25,741,920
Foreign cash, at value (1)                                                   -                -                -                -
Receivable for investments sold                                        3,024,144              -            371,569           60,016
Receivable for fund shares sold                                          241,370          291,127            5,489              -
Dividend receivable                                                       35,032           56,699           25,898            3,968
Interest receivable                                                       93,713           13,445           17,077           12,532
Receivable from the investment manager                                       -                -                586            1,168
Other assets                                                                 -                -                -                -
                                                                   -------------    -------------    -------------    -------------
                                                                     153,158,160       56,679,605       38,182,696       25,819,604
                                                                   -------------    -------------    -------------    -------------
LIABILITIES:
Payable for investments purchased                                      1,595,565              -            388,591              -
Payable for fund shares redeemed                                         159,139           18,205               20              -
Securities on loan                                                    23,444,843        2,646,350        3,040,926        2,639,687
Due to bank                                                                  -                -                -                -
Accrued management fees                                                   55,560           20,528              -                -
Accrued expenses                                                         105,354           35,528           27,062           39,937
                                                                   -------------    -------------    -------------    -------------
                                                                      25,360,461        2,720,611        3,456,599        2,679,624
                                                                   -------------    -------------    -------------    -------------
NET ASSETS                                                         $ 127,797,699    $  53,958,994    $  34,726,097    $  23,139,980
                                                                   =============    =============    =============    =============

NET ASSETS CONSIST OF:
  Paid-in capital                                                  $ 151,836,048    $  49,343,883    $  42,141,542    $  25,001,010
  Unrealized appreciation (depreciation) of investments and
    translation of assets and liabilities in foreign
    currency transactions                                            (16,309,570)      10,887,655         (297,445)      (1,776,057)
Accumulated undistributed net realized gain (loss) on investments
  and foreign currency transactions                                   (7,756,650)      (6,486,821)      (7,155,303)         (84,986)
Accumulated undistributed net investment income (loss)                    27,871          214,277           37,303               13
                                                                   -------------    -------------    -------------    -------------
    Total                                                          $ 127,797,699    $  53,958,994    $  34,726,097    $  23,139,980
                                                                   =============    =============    =============    =============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                             12,413,346        3,719,432        3,212,679        2,500,101
                                                                   =============    =============    =============    =============
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION
  PRICE PER SHARE (NET ASSETS/SHARES OF
  BENEFICIAL INTEREST OUTSTANDING)                                 $       10.30    $       14.51    $       10.81    $        9.26
                                                                   =============    =============    =============    =============

-----------------------------------------------------------------------------------------------------------------------------------
(1) Cost of cash denominated in foreign currencies                 $          -      $         -     $          -     $          -


See notes to financial statements.

----------------------------------------------------------------------------------------------------------------------------
   Enhanced                         Small
    Index                       Capitalization  Small Company   Stewart Ivory    Stewart Ivory
    Value        Technology         Value       Opportunities   International   Emerging Markets   Fixed Income      High Yield
    Fund            Fund             Fund            Fund           Fund             Fund              Fund             Fund
------------    ------------     ------------    ------------    ------------     ------------     ------------     ------------
$ 26,240,288    $ 23,688,800     $ 65,841,634    $144,210,705    $ 42,480,133     $ 31,251,967     $ 28,167,651     $ 27,305,760
     505,379      (6,252,269)       1,946,712      22,849,099       1,648,180       (2,479,255)         137,923       (1,534,630)
------------    ------------     ------------    ------------    ------------     ------------     ------------     ------------
  26,745,667      17,436,531       67,788,346     167,059,804      44,128,313       28,772,712       28,305,574       25,771,130
         -               -                -               -         1,636,442          388,174              -                -
      74,611         289,690           22,034       3,157,000         204,569          102,372          640,459              -
         -               -            146,524       2,963,263           2,722              -                -                -
      32,609             673            6,719          25,287         116,831          100,963              -                -
       6,872          11,445           21,104          11,959          25,109           18,705          308,426          676,408
         -               -                -               -               -                -              1,299              -
          10              12              -               -            37,117              918              -                -
------------    ------------     ------------    ------------    ------------     ------------     ------------     ------------
  26,859,769      17,738,351       67,984,727     173,217,313      46,151,103       29,383,844       29,255,758       26,447,538
------------    ------------     ------------    ------------    ------------     ------------     ------------     ------------

      46,158         300,000          245,214         201,141         630,082            9,720          905,081          385,000
         -               -            107,152         227,125          21,534              -                -                -
   1,147,276       2,393,200        5,726,714       5,593,600       3,607,560        4,027,130        2,826,550        1,221,200
       4,903             -                -               -               -                -                -                -
         719           4,248           27,102         127,967          10,489           15,714              -              4,031
      36,950          45,267           44,689          25,537          48,263           46,070           31,322           29,872
------------    ------------     ------------    ------------    ------------     ------------     ------------     ------------
   1,236,006       2,742,715        6,150,871       6,175,370       4,317,928        4,098,634        3,762,953        1,640,103
------------    ------------     ------------    ------------    ------------     ------------     ------------     ------------
$ 25,623,763    $ 14,995,636     $ 61,833,856    $167,041,943    $ 41,833,175     $ 25,285,210     $ 25,492,805     $ 24,807,435
============    ============     ============    ============    ============     ============     ============     ============

$ 25,001,010    $ 25,260,213     $ 59,206,683    $140,167,315    $ 40,228,462     $ 29,187,515     $ 26,016,785     $ 26,467,537


     505,379      (6,252,269)       1,946,712      22,849,099       1,618,296       (2,481,253)         137,923       (1,534,630)

       5,234      (3,929,821)         578,782       3,840,686         (38,719)      (1,483,659)        (584,917)        (131,654)
     112,140         (82,487)         101,679         184,843          25,136           62,607          (76,986)           6,182
------------    ------------     ------------    ------------    ------------     ------------     ------------     ------------
$ 25,623,763    $ 14,995,636     $ 61,833,856    $167,041,943    $ 41,833,175     $ 25,285,210     $ 25,492,805     $ 24,807,435
============    ============     ============    ============    ============     ============     ============     ============

   2,500,100       2,544,084        5,880,546      12,343,057       5,891,815        2,966,912        2,463,095        2,651,216
============    ============     ============    ============    ============     ============     ============     ============


$      10.25    $       5.89     $      10.51    $      13.53    $       7.10     $       8.52     $      10.35     $       9.36
============    ============     ============    ============    ============     ============     ============     ============

--------------------------------------------------------------------------------------------------------------------------------
$         -     $         -      $         -     $         -     $  1,654,414     $    389,424     $         -      $         -

DLB FUND GROUP

STATEMENTS OF OPERATIONS (UNAUDITED)
PERIOD ENDED APRIL 30, 2001

----------------------------------------------------------------------------------------------------------------------------
                                                                                                    Enhanced      Enhanced
                                                                       Core                           Index        Index
                                                                      Growth          Value        Core Equity     Growth
                                                                       Fund           Fund             Fund         Fund
                                                                   ------------    -----------     -----------   -----------
NET INVESTMENT INCOME:
 Interest (1)                                                      $    183,781    $    49,102     $     7,991   $    19,567
 Dividends (2)                                                          314,047        564,884         173,190        41,585
                                                                   ------------    -----------     -----------   -----------
                                                                        497,828        613,986         181,181        61,152
EXPENSES:
 Management fees                                                        366,267        141,235         109,168        43,671
 Trustees' fees                                                           2,582          2,551           2,551         2,040
 Custodian fees                                                          25,396         22,522          33,541        34,671
 Administration fees                                                     37,067         13,893          11,321         5,325
 Accounting and audit fees                                               14,235         14,235          13,710        12,574
 Registration fees                                                       12,340          8,824           8,901         9,895
 Legal fees                                                               5,802          5,896           5,898         4,196
 Transfer and dividend disbursing agent fees                              4,211          4,211           4,213         3,162
 Miscellaneous                                                            2,057          2,032           2,099         1,500
                                                                   ------------    -----------     -----------   -----------
                                                                        469,957        215,399         191,402       117,034
 Reduction of expenses by investment manager                                -           (9,968)        (47,524)      (55,895)
                                                                   ------------    -----------     -----------   -----------
  Net expenses                                                          469,957        205,431         143,878        61,139
                                                                   ------------    -----------     -----------   -----------
  Net investment income (loss)                                           27,871        408,555          37,303            13
                                                                   ------------    -----------     -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Realized gain (loss) (identified cost basis):
  Investment transactions                                            (7,298,622)    (1,823,500)     (7,148,305)      (84,986)
  Foreign currency transactions, forward foreign currency exchange contracts and other transactions denominated in
    foreign currency                                                        -              -               -             -
                                                                   ------------    -----------     -----------   -----------
    Net realized gain (loss) on investments and foreign currency     (7,298,622)    (1,823,500)     (7,148,305)      (84,986)
                                                                   ------------    -----------     -----------   -----------
Change in unrealized appreciation (depreciation):
  Investments                                                       (25,032,418)     5,492,184      (3,382,609)   (1,776,057)
  Foreign currency transactions, forward foreign currency exchange contracts and other transactions denominated in foreign
    currency                                                                -              -               -             -
                                                                   ------------    -----------     -----------   -----------
    Net unrealized appreciation (depreciation) on investments and
    foreign currency                                                (25,032,418)     5,492,184      (3,382,609)   (1,776,057)
                                                                   ------------    -----------     -----------   -----------
    Net realized and unrealized gain (loss) on investments          (32,331,040)     3,668,684     (10,530,914)   (1,861,043)
                                                                   ------------    -----------     -----------   -----------
    Net increase (decrease) in net assets from operations          $(32,303,169)   $ 4,077,239    $(10,493,611)  $(1,861,030)
                                                                   ============    ===========    ============   ===========
----------------------------------------------------------------------------------------------------------------------------
(1) Interest income includes security lending income of:           $      3,444    $       362    $        472   $       377
(2) Dividend income is net of withholding taxes of:                $      2,187    $     5,491    $         49           -

See notes to financial statements.

--------------------------------------------------------------------------------------------------------------------------
  Enhanced                         Small
   Index                      Capitalization   Small Company  Stewart Ivory   Stewart Ivory
   Value         Technology        Value       Opportunities  International  Emerging Markets  Fixed Income    High Yield
   Fund            Fund            Fund            Fund           Fund            Fund             Fund           Fund
-----------     -----------     -----------     -----------    -----------     -----------     -----------     -----------
$    18,605     $    16,682     $    99,444     $   319,837    $    40,214     $    19,913     $   905,679     $ 1,216,178
    157,896           8,575         222,236         530,373        210,739         301,293             -             9,656
-----------     -----------     -----------     -----------    -----------     -----------     -----------     -----------
    176,501          25,257         321,680         850,210        250,953         321,206         905,679       1,225,834
-----------     -----------     -----------     -----------    -----------     -----------     -----------     -----------

     45,972          82,880         146,012         555,703        168,637         158,831          55,030          62,388
      2,040           2,811           2,298           2,582          2,650           2,975           2,551           2,553
     34,385          25,283          17,361          42,920         61,322          58,328          29,018          19,961
      5,612           4,719          11,911          27,499         13,043           7,111           6,634           6,526
     12,574          13,993          12,574          13,710         14,679          14,679          14,334          14,438
     10,051           9,556           9,895          10,121         11,126          11,310           7,832           9,155
      4,196           5,887           4,196           5,878          5,630           5,303           5,878           5,887
      3,110           4,142           3,110           4,193          4,151           4,151           4,229           4,013
      1,499           2,089           1,500           2,761          1,878           1,959           2,342           2,323
-----------     -----------     -----------     -----------    -----------     -----------     -----------     -----------
    119,439         151,360         208,857         665,367        283,116         264,647         127,848         127,244
    (55,078)        (43,616)        (31,556)            -          (58,263)        (42,283)        (52,181)        (33,661)
-----------     -----------     -----------     -----------    -----------     -----------     -----------     -----------
     64,361         107,744         177,301         665,367        224,853         222,364          75,667          93,583
-----------     -----------     -----------     -----------    -----------     -----------     -----------     -----------
    112,140         (82,487)        144,379         184,843         26,100          98,842         830,012       1,132,251
-----------     -----------     -----------     -----------    -----------     -----------     -----------     -----------


      5,234      (3,717,031)        578,782       4,215,111        (44,187)     (1,455,798)        272,996        (131,654)
        -               -               -               -           28,810         (38,936)            -               -
-----------     -----------     -----------     -----------    -----------     -----------     -----------     -----------
      5,234      (3,717,031)        578,782       4,215,111        (15,377)     (1,494,734)        272,996        (131,654)
-----------     -----------     -----------     -----------    -----------     -----------     -----------     -----------
    505,379      (3,524,665)      1,946,712      18,414,009     (6,947,584)      1,336,255         620,210      (1,212,463)


        -               -               -               -          (12,315)         (4,978)            -               -
-----------     -----------     -----------     -----------    -----------     -----------     -----------     -----------

    505,379      (3,524,665)      1,946,712      18,414,009     (6,959,899)      1,331,277         620,210      (1,212,463)
-----------     -----------     -----------     -----------    -----------     -----------     -----------     -----------
    510,613      (7,241,696)      2,525,494      22,629,120     (6,975,276)       (163,457)        893,206      (1,344,117)
-----------     -----------     -----------     -----------    -----------     -----------     -----------     -----------
$   622,753     $(7,324,183)    $ 2,669,873     $22,813,963    $(6,949,176)    $   (64,615)    $ 1,723,218     $  (211,866)
===========     ===========     ===========     ===========    ===========     ===========     ===========     ===========

----------------------------------------------------------------------------------------------------------------------------
$       225     $       455     $     1,943     $       317    $     2,289     $     2,428     $       314     $       634
$         8     $       679             -               -      $    29,609     $    16,675             -               -

DLB FUND GROUP

STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                           Core Growth Fund                     Value Fund
                                                                      -----------------------------   -----------------------------
                                                                       Six Months                      Six Months
                                                                          Ended           Year           Ended           Year
                                                                     April 30, 2001      Ended        April 30, 2001     Ended
                                                                       (Unaudited)   October 31, 2000  (Unaudited)  October 31, 2000
                                                                      -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
    Net investment income (loss)                                      $      27,871   $    (139,032)  $     408,555   $   1,112,985
    Net realized gain (loss) on investments                              (7,298,622)     16,459,587      (1,823,500)     (4,640,757)
    Net unrealized appreciation (depreciation) on investments           (25,032,418)      5,148,922       5,492,184       4,458,965
                                                                      -------------   -------------   -------------   -------------
                                                                        (32,303,169)     21,469,477       4,077,239         931,193
                                                                      -------------   -------------   -------------   -------------
  Distributions to shareholders:
    From net investment income                                                  -          (177,493)     (1,135,388)     (1,594,508)
    In excess of net investment income                                          -            (6,121)            -               -
    From net realized gain on investments                               (15,350,103)     (5,783,582)            -        (5,010,423)
    In excess of net realized gain on investments                          (458,028)            -               -           (22,564)
                                                                      -------------   -------------   -------------   -------------
                                                                        (15,808,131)     (5,967,196)     (1,135,388)     (6,627,495)
                                                                      -------------   -------------   -------------   -------------
  Fund share transactions:
    Net proceeds from sales of shares                                    28,753,017     101,373,578       9,575,871      41,558,156
    Net asset value of shares issued in reinvestment of distributions    15,808,131      5,967,196       1,133,575       6,610,228
    Cost of shares reacquired                                           (25,572,212)    (81,914,090)    (16,123,048)    (60,423,859)
                                                                      -------------   -------------   -------------   -------------
                                                                         18,988,936      25,426,684      (5,413,602)    (12,255,475)
                                                                      -------------   -------------   -------------   -------------
      Total increase (decrease) in net assets                           (29,122,364)     40,928,965      (2,471,751)    (17,951,777)

NET ASSETS:
  At beginning of period                                                156,920,063     115,991,098      56,430,745      74,382,522
                                                                      -------------   -------------   -------------   -------------
  End of period                                                       $ 127,797,699   $ 156,920,063   $  53,958,994   $  56,430,745
                                                                      =============   =============   =============   =============
Net Assets at end of period includes undistributed income (loss)      $      27,871   $         -     $     214,277   $     941,110
                                                                      =============   =============   =============   =============

See notes to financial statements.

------------------------------------------------------------------------------------------------------
         Enhanced Index                     Enhanced Index             Enhanced Index
        Core Equity Fund                     Growth Fund                 Value Fund     Technology Fund
 ------------------------------      ------------------------------     ------------      ------------
  Six Months                           Period            Period         Six Months
     Ended             Year             Ended            Ended            Ended            Period
April 30, 2001        Ended         April 30, 2001   April 30, 2001   April 30, 2001        Ended
  (Unaudited)    October 31, 2000    (Unaudited)       (Unaudited)      (Unaudited)    October 31, 2000
 ------------      ------------      ------------      ------------     ------------      ------------
 $     37,303      $   (167,057)     $         13      $    112,140     $    (82,487)     $     30,203
   (7,148,305)        8,334,264           (84,986)            5,234       (3,717,031)         (212,790)
   (3,382,609)       (2,992,890)       (1,776,057)          505,379       (3,524,665)       (2,727,604)
 ------------      ------------      ------------      ------------     ------------      ------------
  (10,493,611)        5,174,317        (1,861,030)          622,753       (7,324,183)       (2,910,191)
 ------------      ------------      ------------      ------------     ------------      ------------

          -                 -                 -                 -            (30,203)              -
   (8,157,431)       (5,011,166)              -                 -                -                 -
       (6,998)              -                 -                 -                -                 -
 ------------      ------------      ------------      ------------     ------------      ------------
   (8,164,429)       (5,011,166)              -                 -            (30,203)              -
 ------------      ------------      ------------      ------------     ------------      ------------

    2,913,233         5,894,267        25,001,000        25,001,000          230,000        25,000,000
    8,126,355         4,983,828               -                 -             30,203               -
   (6,317,078)       (4,062,870)              -                 -                -                 -
 ------------      ------------      ------------      ------------     ------------      ------------
    4,722,510         6,815,225        25,001,000        25,001,000          260,203        25,000,000
 ------------      ------------      ------------      ------------     ------------      ------------
  (13,935,530)        6,978,376        23,139,970        25,623,753       (7,094,183)       22,089,809


   48,661,627        41,683,251                10                10       22,089,819                10
 ------------      ------------      ------------      ------------     ------------      ------------
 $ 34,726,097      $ 48,661,627      $ 23,139,980      $ 25,623,763     $ 14,995,636      $ 22,089,819
 ============      ============      ============      ============     ============      ============
 $     37,303  $            -        $         13      $    112,140     $    (82,487)     $     30,203
 ============      ============      ============      ============     ============      ============

DLB FUND GROUP

STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       Small
                                                                                   Capitalization           Small Company
                                                                                     Value Fund           Opportunities Fund
                                                                                    -------------    ------------------------------
                                                                                       Period        Six Months
                                                                                        Ended           Ended            Year
                                                                                   April 30, 2001   April 30, 2001       Ended
                                                                                     (Unaudited)      (Unaudited)   October 31, 2000
                                                                                    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
    Net investment income                                                           $     144,379    $     184,843    $     162,220
    Net realized gain (loss) on investments                                               578,782        4,215,111        9,780,107
    Net unrealized appreciation (depreciation) on investments and foreign currency      1,946,712       18,414,009        6,606,294
                                                                                    -------------    -------------    -------------
                                                                                        2,669,873       22,813,963       16,548,621
                                                                                    -------------    -------------    -------------
  Distributions to shareholders:
    From net investment income                                                            (42,700)        (162,220)             -
    In excess of net investment income                                                        -                -                -
    From net realized gain on investments                                                     -         (9,970,542)        (556,658)
    In excess of net realized gain on investments                                             -                -                -
                                                                                    -------------    -------------    -------------
                                                                                          (42,700)     (10,132,762)        (556,658)
                                                                                    -------------    -------------    -------------
  Fund share transactions:
    Net proceeds from sales of shares                                                  63,741,875      116,222,358       48,739,631
    Net proceeds from merger of Limited Partnership                                           -                -                -
    Net asset value of shares issued in reinvestment of distributions                      42,690        7,524,023          264,882
    Cost of shares reacquired                                                          (4,577,882)     (53,984,676)     (12,216,387)
                                                                                    -------------    -------------    -------------
                                                                                       59,206,683       69,761,705       36,788,126
                                                                                    -------------    -------------    -------------
      Total increase (decrease) in net assets                                          61,833,856       82,442,906       52,780,089
NET ASSETS:
  At beginning of period                                                                      -         84,599,037       31,818,948
                                                                                    -------------    -------------    -------------
  End of period                                                                     $  61,833,856    $ 167,041,943    $  84,599,037
                                                                                    =============    =============    =============
  Net Assets at end of period includes undistributed income (loss)                  $     101,679    $     184,843    $     162,220
                                                                                    =============    =============    =============

See notes to financial statements

-----------------------------------------------------------------------------------------------------------------------------
        Stewart Ivory                    Stewart Ivory
      International Fund             Emerging Markets Fund            Fixed Income Fund               High Yield Fund
 ----------------------------    ----------------------------    ----------------------------    ----------------------------
  Six Months                      Six Months                      Six Months                    Six Months
    Ended          Period           Ended           Year            Ended           Year           Ended          Period
April 30, 2001      Ended       April 30, 2001      Ended       April 30, 2001      Ended       April 30, 2001     Ended
 (Unaudited)   October 31, 2000  (Unaudited)   October 31, 2000   (Unaudited)  October 31, 2000  (Unaudited)   October 31, 2000
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
 $     26,100    $    185,279    $     98,842    $     28,089    $    830,012    $  1,826,669    $  1,132,251    $    233,691
      (15,377)     10,069,231      (1,494,734)      3,496,768         272,996        (840,208)       (131,654)          5,649
   (6,959,899)     (5,756,820)      1,331,277      (3,812,530)        620,210         676,416      (1,212,463)       (322,167)
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
   (6,949,176)      4,497,690         (64,615)       (287,673)      1,723,218       1,662,877        (211,866)        (82,827)
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     (106,171)            -           (11,075)            -          (870,874)     (1,804,764)     (1,134,309)       (225,451)
          -               -               -               -           (76,985)            -               -               -
  (10,149,303)            -        (3,538,942)            -               -           (15,363)         (5,649)            -
      (23,342)            -               -               -               -           (15,894)            -               -
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  (10,278,816)            -        (3,550,017)            -          (947,859)     (1,836,021)     (1,139,958)       (225,451)
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

    5,454,055       5,173,843         119,440      26,213,279         117,892      12,358,836         102,118      25,000,000
          -        61,680,896             -               -               -               -               -               -
    8,429,908             -         3,550,017             -           893,676       1,567,724       1,139,958         225,451
   (6,520,119)    (19,655,106)       (619,267)        (75,954)     (8,173,702)    (18,413,944)            -               -
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
    7,363,844      47,199,633       3,050,190      26,137,325      (7,162,134)     (4,487,384)      1,242,076      25,225,451
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
   (9,864,148)     51,697,323        (564,442)     25,849,652      (6,386,775)     (4,660,528)       (109,748)     24,917,173


   51,697,323             -        25,849,652             -        31,879,580      36,540,108      24,917,183              10
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
 $ 41,833,175    $ 51,697,323    $ 25,285,210    $ 25,849,652    $ 25,492,805    $ 31,879,580    $ 24,807,435    $ 24,917,183
 ============    ============    ============    ============    ============    ============    ============    ============
 $     25,136    $    105,207    $     62,607    $    (25,160)   $    (76,986)   $     40,861    $      6,182    $      8,240
 ============    ============    ============    ============    ============    ============    ============    ============

DLB CORE GROWTH FUND

FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        Six Months
                                                                         Ended          Year          Ten Months
                                                                        April 30,      Ended           Ended          Period Ended
                                                                          2001       October 31,      October 31,      December 31,
                                                                       (Unaudited)      2000            1999             1998 **
                                                                       -----------   -----------      -----------     -------------
Per share data (for a share outstanding throughout each period):
  Net asset value- beginning of period                                   $14.65        $12.93           $12.82           $10.00
                                                                         ------        ------           ------           ------
  Income from investment operations:
    Net investment income (loss) (1)                                         -           (.01)             .02              .05
    Net realized and unrealized gain (loss) on investments                (2.88)         2.36              .09             3.09
                                                                         ------        ------           ------           ------
                                                                          (2.88)         2.35              .11             3.14
  Less distributions to shareholders:
    From net investment income (2)(3)                                        -           (.02)              -              (.05)
    From net realized gain on investments (2)                             (1.43)         (.61)              -              (.27)
    In excess of net realized gain on investments                          (.04)           -                -                -
                                                                         ------        ------           ------           ------
                                                                          (1.47)         (.63)              -              (.32)
                                                                         ------        ------           ------           ------
  Net asset value- end of period                                         $10.30        $14.65           $12.93           $12.82
                                                                         ======        ======           ======           ======

  Total Return                                                           (20.55%)       18.57%           0.85%            31.33%

  Ratios and Supplemental Data:
    Ratio of expenses to average net assets                                 .71%*         .69%            .68%*             .80%*
    Ratio of net investment income (loss) to average net assets             .04%*        (.09%)           .19%*             .48%*
    Portfolio turnover                                                       32%           96%             66%               34%
    Net assets at end of period (000 omitted)                          $127,798      $156,920        $115,991           $33,054

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed .80% of average daily net assets. Without such agreement, the investment income (loss) per share and ratios would have been:

  Net investment income                                                  $  -          $  -             $  -             $ 0.03

  Ratios (to average net assets):
    Expenses                                                                -             -                -                .95%*
    Net investment income                                                   -             -                -                .32%*


*   Annualized
**  For the period from January 20, 1998 (commencement of operations) to December 31, 1998.
(1) Net investment income for the period ended April 30, 2001 was less than $0.01 per share.
(2) Distributions from net investment income and from net realized gain on investments for the ten months ended October 31, 1999 were less than $.01 per share.
(3) Distributions in excess of net investment income for the year ended October 31, 2000 were less than $.01 per share.

See notes to financial statements.

DLB VALUE FUND

FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------------------
                                          Six Months                                    Years Ended December 31,
                                            Ended           Year        Ten Months  ---------------------------------
                                           April 30,        Ended        Ended                                         Period Ended
                                             2001        October 31,   October 31,                                      December 31,
                                         (Unaudited)        2000         1999          1998       1997        1996        1995 **
                                         -----------     -----------   -----------  ----------  ---------  ----------  ------------
Per share data (for a share outstanding
  throughout each period):
  Net asset value- beginning of period     $13.72          $14.91         $14.48      $14.91      $12.53     $10.58       $10.00
                                           ------          ------         ------      ------      ------     ------       ------

  Income from investment operations:
    Net investment income                     .11             .39            .29         .27         .15        .16          .09
    Net realized and unrealized gain
      (loss) on investments                   .96            (.21)           .14         .50        3.15       2.38          .73
                                           ------          ------         ------      ------      ------     ------       ------
                                             1.07             .18            .43         .77        3.30       2.54          .82
                                           ------          ------         ------      ------      ------     ------       ------

  Less distributions to shareholders:
    From net investment income (1)           (.28)           (.33)            -         (.27)       (.15)      (.16)        (.09)
    From net realized gain on
      investments (1)                          -            (1.04)            -         (.93)       (.70)      (.41)        (.15)
    In excess of net realized gain on
      investments (2)                          -               -              -           -         (.07)      (.02)          -
                                           ------          ------         ------      ------      ------     ------       ------
                                             (.28)          (1.37)            -        (1.20)       (.92)      (.59)        (.24)
                                           ------          ------         ------      ------      ------     ------       ------
  Net asset value- end of period           $14.51          $13.72         $14.91      $14.48      $14.91     $12.53       $10.58
                                           ======          ======         ======      ======      ======     ======       ======

  Total Return                               7.83%           1.93%          2.98%       5.25%      26.35%     23.99%       18.64%*

  Ratios and Supplemental Data:
    Ratio of expenses to average net
      assets                                  .80%*           .79%           .74%*       .60%        .71%       .80%         .80%*
    Ratio of net investment income to
      average net assets                     1.59%*          1.73%          2.22%*      1.85%       1.40%      1.56%        2.02%*
    Portfolio turnover                         10%             41%            28%         21%         25%        23%           7%
    Net assets at end of period
      (000 omitted)                       $53,959         $56,431        $74,383     $71,911     $56,449    $19,228      $10,818

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 0.80% of average daily net assets. Without such agreement, the investment income (loss) per share and ratios would have been:

  Net investment income                    $ 0.11          $  -           $ -         $ 0.25      $ 0.13     $ 0.09       $ 0.02

  Ratios (to average net assets):
    Expenses                                  .84%*           -             -            .75%        .92%      1.50%        2.43%*
    Net investment income                    1.55%*           -             -           1.69%       1.19%       .86%         .40%*


*   Annualized.
**  For the period from July 25, 1995 (commencement of operations) to December 31, 1995.
(1) Distributions from net investment income and from net realized gain on investments for the ten months ended October 31, 1999 were less than $.01 per share.
(2) Distributions in excess of net realized gain on investments for the year ended October 31, 2000 were less than $.01 per share.

See notes to financial statements.

DLB ENHANCED INDEX CORE EQUITY

FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months                           Years Ended December 31,
                                                        Ended       Year     Ten Months  ----------------------------
                                                      April 30,     Ended      Ended                                  Period Ended
                                                        2001     October 31, October 31,                               December 31,
                                                     (Unaudited)    2000        1999          1998           1997        1996 **
                                                     ----------- ----------- ----------- ------------- -------------- -------------
Per share data (for a share outstanding throughout
  each period):
  Net asset value- beginning of period                 $17.36       $17.25     $15.89        $14.55        $11.66        $10.00
                                                       ------       ------     ------        ------        ------        ------

  Income from investment operations:
    Net investment income (loss)                          .01         (.06)      (.03)          .01           .03           .01
    Net realized and unrealized gain (loss) on
    investments                                         (3.66)        2.25       1.39          3.72          3.73          1.84
                                                       ------       ------     ------        ------        ------        ------
                                                        (3.65)        2.19       1.36          3.73          3.76          1.85
                                                       ------       ------     ------        ------        ------        ------

  Less distributions to shareholders:
    From net investment income (1)                         -            -          -           (.01)         (.03)         (.01)
    From net realized gain on investments (1)           (2.89)       (2.08)        -          (2.38)         (.83)         (.18)
    In excess of net realized gain on investments        (.01)          -          -             -           (.01)           -
                                                       ------       ------     ------        ------        ------        ------
                                                        (2.90)       (2.08)        -          (2.39)         (.87)         (.19)
                                                       ------       ------     ------        ------        ------        ------
  Net asset value- end of period                       $10.81       $17.36     $17.25        $15.89        $14.55        $11.66
                                                       ======       ======     ======        ======        ======        ======

  Total Return                                         (22.10%)      12.84%      8.60%        25.71%        32.23%        18.51%

  Ratios and Supplemental Data:
    Ratio of expenses to average net assets (2)           .76%*        .90%       .90%*         .90%          .90%          .90%*
    Ratio of net investment income (loss) to average
      net assets                                          .20%*       (.35%)     (.20%)*        .08%          .23%          .43%*
    Portfolio turnover                                    156%         144%        97%           81%           46%           10%
    Net assets at end of period (000 omitted)             $34,726      $48,662    $41,683       $35,308       $25,069       $13,897

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 0.70% of average net assets commencing December 18, 2000 and 0.90% of average daily net assets from commencement of operations through December 17, 2000. Without such agreement, the investment income (loss) per share and ratios would have been:

    Net investment loss (3)                            $  -         $(0.09)    $(0.06)       $(0.02)      $ (0.06)      $ (0.01)

    Ratios (to average net assets):
      Expenses                                           1.02%*       1.05%      1.09%*        1.14%         1.55%         1.82%*
      Net investment loss                                (.05%)*      (.50%)     (.39%)*       (.17%)        (.43%)        (.50%)*

*   Annualized.
**  For the period from August 26, 1996 (commencement of operations) to December 31, 1996.
(1) Distributions from net investment income and from net realized gain on investments for the ten months ended October 31, 1999 were less than $.01 per share.
(2) Ratio of expenses to average net assets for the six months ended April 30, 2001 reflects the weighted average of the expense limitation of 0.90% commencing December 18, 2000 and 0.70% from November 1, 2000 through December 17, 2000.
(3) Net Investment loss per share for the six months ended April 30, 2001 was less than $0.01 per share.

See notes to financial statements.

DLB ENHANCED INDEX GROWTH FUND

FINANCIAL HIGHLIGHTS

Period from December 19, 2000 (commencement of operations) to April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
  Net asset value- beginning of period                                                                                    $10.00
                                                                                                                          ------
  Income from investment operations:
    Net investment income (1)                                                                                                 -
    Net realized and unrealized loss on investments                                                                         (.74)
                                                                                                                            ----
                                                                                                                            (.74)
                                                                                                                            ----

  Net asset value- end of period                                                                                          $ 9.26
                                                                                                                          ======

  Total Return                                                                                                             (7.40%)

  Ratios and Supplemental Data:
    Ratio of expenses to average net assets                                                                                  .70%*
    Ratio of net investment income to average net assets (2)                                                                   -*
    Portfolio turnover                                                                                                        16%
    Net assets at end of period (000 omitted)                                                                            $23,140

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 0.70% of average daily net assets. Without such agreement, the investment income (loss) per share and ratios would have been:

    Net investment loss                                                                                                  $ (0.02)

    Ratios (to average net assets):
      Expenses                                                                                                              1.34%*
      Net investment loss                                                                                                   (.64%)*

*   Annualized
(1) Net investment income for the period ended April 30, 2001 was less than $0.01 per share.
(2) The ratio of net investment income to average net assets for the period ended April 30, 2001 was less than 0.01%.

See notes to financial statements.

DLB ENHANCED INDEX VALUE FUND

FINANCIAL HIGHLIGHTS

Period from December 19, 2000 (commencement of operations) to April 30, 2001 (Unaudited)
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
  Net asset value- beginning of period                                                                                     $10.00
                                                                                                                           ------
  Income from investment operations:
    Net investment income                                                                                                     .04
    Net realized and unrealized gain on investments                                                                           .21
                                                                                                                           ------
                                                                                                                              .25
                                                                                                                           ------

  Net asset value- end of period                                                                                           $10.25
                                                                                                                           ======

  Total Return                                                                                                               2.50%

  Ratios and Supplemental Data:
    Ratio of expenses to average net assets                                                                                   .70%*
    Ratio of net investment income to average net assets                                                                      .22%*
    Portfolio turnover                                                                                                         19%
    Net assets at end of period (000 omitted)                                                                              $25,624

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 0.70% of average daily net assets. Without such agreement, the investment income (loss) per share and ratios would have been:

    Net investment income                                                                                                  $ 0.02

    Ratios (to average net assets):
      Expenses                                                                                                               1.30%*
      Net investment income                                                                                                   .62%*

* Annualized

See notes to financial statements.

DLB TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------
                                                                                Six Months
                                                                                  Ended
                                                                                 April 30,                 Period Ended
                                                                                   2001                     October 31,
                                                                                (Unaudited)                   2000 **
                                                                                -----------                ------------
Per share data (for a share outstanding throughout each period):
  Net asset value- beginning of period                                             $ 8.84                     $10.00
                                                                                   ------                     ------
  Income from investment operations:
    Net investment income (loss)                                                     (.03)                       .01
    Net realized and unrealized loss on investments                                 (2.91)                     (1.17)
                                                                                   ------                     ------
                                                                                    (2.94)                     (1.16)
                                                                                   ------                     ------
  Less distributions to shareholders:
    From net investment income                                                       (.01)                        -
                                                                                   ------                     ------
                                                                                     (.01)                        -
                                                                                   ------                     ------
  Net asset value- end of period                                                   $ 5.89                     $ 8.84
                                                                                   ======                     ======

  Total Return                                                                     (33.25%)                   (11.60%)

  Ratios and Supplemental Data:
    Ratio of expenses to average net assets                                          1.30%*                     1.30%*
    Ratio of net investment income (loss) to average net assets                     (1.00%)*                     .83%*
    Portfolio turnover                                                                 50%                        31%
    Net assets at end of period (000 omitted)                                      $14,996                    $22,090

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 1.30% of average daily net assets. Without such agreement, the investment loss per share and ratios would have been:

  Net investment loss                                                              $(0.05)                    $(0.01)

  Ratios (to average net assets):
    Expenses                                                                         1.83%*                     2.75%*
    Net investment loss                                                             (1.52%)*                    (.63%)*

*   Annualized.
**  For the period from September 5, 2000 (commencement of operations) to October 31, 2000.

See notes to financial statements.

DLB SMALL CAPITALIZATION VALUE FUND

FINANCIAL HIGHLIGHTS

Period from December 19, 2000 (commencement of operations) to April 30, 2001 (Unaudited)
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
  Net asset value- beginning of period                                                                   $10.00
                                                                                                         ------
  Income from investment operations:
    Net investment income                                                                                   .03
    Net realized and unrealized gain on investments                                                         .49
                                                                                                         ------
                                                                                                            .52
  Less distributions to shareholders:
    From net investment income                                                                             (.01)
                                                                                                         ------
                                                                                                           (.01)
                                                                                                         ------
  Net asset value- end of period                                                                         $10.51
                                                                                                         ======
  Total Return                                                                                             5.30%

  Ratios and Supplemental Data:
    Ratio of expenses to average net assets                                                                 .85%*
    Ratio of net investment income to average net assets                                                    .69%*
    Portfolio turnover                                                                                        8%
    Net assets at end of period (000 omitted)                                                            $61,834

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 0.85% of average daily net assets. Without such agreement, the investment income (loss) per share and ratios would have been:

    Net investment income                                                                                $ 0.02

    Ratios (to average net assets):
      Expenses                                                                                             1.00%*
      Net investment income                                                                                 .54%*

* Annualized

See notes to financial statements.

DLB SMALL COMPANY OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Six Months
                                                                                  Ended        Year       Ten Months
                                                                                 April 30,     Ended         Ended      Period Ended
                                                                                  2001        October 31,  October 31,  December 31,
                                                                                (Unaudited)    2000         1999          1998 **
                                                                                -----------   -----------  -----------  ------------
Per share data (for a share outstanding throughout each period):
  Net asset value- beginning of period                                            $12.72        $ 8.89        $8.61        $10.00
                                                                                  ------        ------        -----        ------
  Income from investment operations:
    Net investment income (loss)                                                     .01           .02         (.01)         (.01)
    Net realized and unrealized gain (loss) on investments                          2.16          3.96          .29         (1.38)
                                                                                  ------        ------        -----        ------
                                                                                    2.17          3.98          .28         (1.39)
                                                                                  ------        ------        -----        ------
  Less distributions to shareholders:
    From net investment income                                                      (.02)           -            -             -
    From net realized gain on investments                                          (1.34)         (.15)          -             -
                                                                                  ------        ------        -----        ------
                                                                                   (1.36)         (.15)          -             -
                                                                                  ------        ------        -----        ------
  Net asset value- end of period                                                  $13.53        $12.72        $8.89        $ 8.61
                                                                                  ======        ======        =====        ======
  Total Return                                                                     19.31%        45.92%        2.92%       (13.90%)

  Ratios and Supplemental Data:
    Ratio of expenses to average net assets                                         1.20%*        1.30%        1.30%*        1.30%*
    Ratio of net investment income (loss) to average net assets                      .34%*         .30%        (.18%)*       (.28%)*
    Portfolio turnover                                                                46%          114%          68%           51%
    Net assets at end of period (000 omitted)                                    $167,042       $84,599      $31,819       $19,910

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 1.30% of average daily net assets. Without such agreement, the investment income (loss) per share and ratios would have been:

    Net investment income (loss)                                                  $  -          $ 0.02       $(0.02)       $(0.03)

    Ratios (to average net assets):
      Expenses                                                                       -            1.34%        1.51% *       1.77% *
      Net investment income (loss)                                                   -             .26%        (.39%) *      (.76%)*

*   Annualized.
**  For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

See notes to financial statements.

DLB STEWART IVORY INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------------------------
                                                                                          Six Months
                                                                                           Ended
                                                                                          April 30,          Period Ended
                                                                                            2001              October 31,
                                                                                         (Unaudited)           2000 **
                                                                                         -----------         ------------
Per share data (for a share outstanding throughout each period):
  Net asset value- beginning of period                                                     $10.58               $10.00
                                                                                           ------               ------
  Income from investment operations:
    Net investment income                                                                     .01                  .04
    Net realized and unrealized gain (loss) on investments                                  (1.25)                 .54
                                                                                           ------               ------
                                                                                            (1.24)                 .58
                                                                                           ------               ------
  Less distributions to shareholders:
    From net investment income                                                               (.02)                  -
    From net realized gain on investments                                                   (2.21)                  -
    In excess of net realized gain on investments                                            (.01)                  -
                                                                                           ------               ------
                                                                                            (2.24)                  -
                                                                                           ------               ------
  Net asset value- end of period                                                           $ 7.10               $10.58
                                                                                           ======               ======
  Total Return                                                                             (14.02%)               5.80%

  Ratios and Supplemental Data:
    Ratio of expenses to average net assets                                                  1.00%*               1.00%*
    Ratio of net investment income to average net assets                                      .12%*                .29%*
    Portfolio turnover                                                                         28%                  48%
    Net assets at end of period (000 omitted)                                              $41,833              $51,697


The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 1.00% of average daily net assets. Without such agreement, the investment income (loss)
per share and ratios would have been:

    Net investment income (loss)                                                           $(0.01)              $ 0.02

    Ratios (to average net assets):
      Expenses                                                                               1.26%*               1.11%*
      Net investment income (loss)                                                           (.14%)*               .17%*

*   Annualized.
**  For the period from November 2, 1999 (commencement of operations) to October 31, 2000.

See notes to financial statements.

DLB STEWART IVORY EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Six Months
                                                                                                   Ended
                                                                                                  April 30,            Year Ended
                                                                                                   2001                October 31,
                                                                                                 (Unaudited)               2000
                                                                                                -------------          -----------
Per share data (for a share outstanding throughout
  each period):
  Net asset value- beginning of period                                                             $ 9.97                 $10.00
                                                                                                   ------                 ------
  Income from investment operations:
    Net investment income                                                                             .03                    .01
    Net realized and unrealized loss on investments                                                  (.12)                  (.04)
                                                                                                   ------                 ------
                                                                                                     (.09)                  (.03)
  Less distributions to shareholders:
    From net investment income (1)                                                                     -                      -
    From net realized gain on investments                                                           (1.36)                    -
                                                                                                   ------                 ------
                                                                                                    (1.36)                    -
                                                                                                   ------                 ------
  Net asset value- end of period                                                                   $ 8.52                 $ 9.97
                                                                                                   ======                 ======
  Total Return                                                                                      (0.19%)                (0.30%)

  Ratios and Supplemental Data:
    Ratio of expenses to average net assets                                                          1.75%*                 1.75%
    Ratio of net investment income to average net assets                                              .78%*                  .09%
    Portfolio turnover                                                                                 20%                    88%
    Net assets at end of period (000 omitted)                                                      $25,285                $25,850

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 1.75% of average daily net assets. Without such agreement, the investment income (loss)
per share and ratios would have been:

  Net investment income (loss)                                                                     $ 0.02                 $(0.01)

  Ratios (to average net assets):
    Expenses                                                                                         2.08%*                 1.97%
    Net investment income (loss)                                                                      .45%*                 (.13%)

*   Annualized
(1) Distributions to shareholders from net investment income for the period ended April 30, 2001 were less than $0.01 per share.

See notes to financial statements.

DLB FIXED INCOME FUND

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------------------
                                                Six Months
                                                   Ended      Year     Ten Months
                                                 April 30,    Ended       Ended           Years Ended December 31,   Period Ended
                                                   2001     October 31, October 31,    -----------------------------  December 31,
                                                (Unaudited)    2000        1999         1998       1997        1996       1995**
                                                  ------      ------      ------       ------     ------      ------     ------
Per share data (for a share outstanding
  throughout each period):
  Net asset value- beginning of period            $10.10      $10.12      $10.72       $10.61     $10.11      $10.26     $10.00
                                                  ------      ------      ------       ------     ------      ------     ------
  Income from investment operations:
    Net investment income                            .30         .62         .48          .63        .42         .53        .28
    Net realized and unrealized gain (loss)
      on investments                                 .29        (.03)       (.60)         .20        .49        (.15)       .37
                                                  ------      ------      ------       ------     ------      ------     ------
                                                     .59         .59        (.12)         .83        .91         .38        .65
                                                  ------      ------      ------       ------     ------      ------     ------
  Less distributions to shareholders:
    From net investment income                      (.31)       (.61)       (.48)        (.63)      (.41)       (.53)      (.28)
    In excess of net investment income (1)          (.03)        -           -            -          -           -          -
    From net realized gain on
      investments (2)                                -           -           -           (.09)       -           -         (.11)
    In excess of net realized gain on
      investments (2)                                -           -           -            -          -           -          -
                                                  ------      ------      ------       ------     ------      ------     ------
                                                    (.34)       (.61)       (.48)        (.72)      (.41)       (.53)      (.39)
                                                  ------      ------      ------       ------     ------      ------     ------
  Net asset value- end of period                  $10.35      $10.10      $10.12       $10.72     $10.61      $10.11     $10.26
                                                  ======      ======      ======       ======     ======      ======     ======
  Total Return                                      5.86%       6.14%      (1.08%)       8.04%      9.03%       3.70%     14.75%*
  Ratios and Supplemental Data:
    Ratio of expenses to average net assets          .55%*       .55%        .55%*        .55%       .55%        .55%       .55%*
    Ratio of net investment income to
      average net assets                            6.03%*      6.14%       5.63%*       5.71%      5.74%       6.36%      6.24%*
    Portfolio turnover                                28%         88%         58%         50%         44%         65%        42%
    Net assets at end of period (000 omitted)     $25,493     $31,880     $36,540     $33,858     $32,155     $15,261     $5,325

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 0.55% of average daily net assets. Without such agreement, the investment income (loss) per share and ratios would have been:

    Net investment income                         $ 0.28      $ 0.58      $ 0.46       $ 0.60     $ 0.38      $ 0.44     $ 0.19

    Ratios (to average net assets):
      Expenses                                       .93%*       .91%        .79%*        .80%      1.06%       1.66%      2.50%*
      Net investment income                         5.65%*      5.78%       5.40%*       5.45%      5.22%       5.25%      4.33%*

*   Annualized.
**  For the period from July 25, 1995 (commencement of operations) to December 31, 1995.
(1) Distributions in excess of net investment income for the year ended December 31, 1996 were less than $.01 per share.
(2) Distributions from net realized gain on investments and in excess of net realized gain on investments for the year ended
    October 31, 2000 were less than $.01 per share.

See notes to financial statements.

DLB HIGH YIELD FUND

FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------
                                                                             Six Months
                                                                                Ended
                                                                              April 30,              Period Ended
                                                                                 2001                 October 31,
                                                                             (Unaudited)                 2000**
                                                                                -----                   ------
Per share data (for a share outstanding throughout each period):
  Net asset value- beginning of period                                          $9.88                   $10.00
                                                                                -----                   ------
  Income from investment operations:
    Net investment income                                                         .44                      .09
    Net realized and unrealized loss on investments                              (.52)                    (.12)
                                                                                -----                   ------
                                                                                 (.08)                    (.03)
                                                                                -----                   ------
  Less distributions to shareholders:
    From net investment income                                                   (.44)                    (.09)
    From net realized gain on investments (1)                                     -                        -
                                                                                -----                   ------
                                                                                 (.44)                    (.09)
                                                                                -----                   ------
  Net asset value- end of period                                                $9.36                   $ 9.88
                                                                                =====                   ======
  Total Return                                                                  (0.84%)                  (0.30%)
  Ratios and Supplemental Data:
    Ratio of expenses to average net assets                                       .75%*                    .75%*
    Ratio of net investment income to average net assets                         9.07%*                   6.01%*
    Portfolio turnover                                                             24%                       5%
    Net assets at end of period (000 omitted)                                  $24,807                  $24,917

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed .75% of average daily net assets. Without such agreement, the investment income (loss)
per share and ratios would have been:

  Net investment income                                                         $0.43                    $ 0.07

  Ratios (to average net assets):
    Expenses                                                                     1.02%*                    2.12%*
    Net investment income                                                        8.80%*                    4.64%*

*   Annualized.
**  For the period from September 5, 2000 (commencement of operations) to October 31, 2000.
(1) Distributions from net realized gain on investments for the six months ended April 30, 2001 were less than $0.01 per share.

See notes to financial statements.

DLB FUND GROUP

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. BUSINESS AND ORGANIZATION

The DLB Fund Group (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust offers twelve non-diversified portfolios (each, a "Fund" and collectively, the "Funds") each of which operates as a distinct investment vehicle of the Trust. The Funds included in the Trust are the DLB Core Growth Fund, DLB Value Fund, DLB Enhanced Index Core Equity Fund (formerly known as the DLB Disciplined Growth Fund), DLB Enhanced Index Growth Fund, DLB Enhanced Index Value Fund, DLB Technology Fund, DLB Small Capitalization Value Fund, DLB Small Company Opportunities Fund, DLB Stewart Ivory International Fund (the "International Fund"), DLB Stewart Ivory Emerging Markets Fund (the" Emerging Markets Fund"), DLB Fixed Income Fund and the DLB High Yield Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities, other than short-term obligations, including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service, with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Each Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, effective November 1, 2001, the Funds will begin amortizing premiums and discounts on debt securities using the daily effective yield method. Prior to this date, acquisition premium was computed using the proportional method and was recognized daily. Upon adoption, the Funds will be required to record a cumulative effect adjustment to reflect amortization of premiums and discounts. At this time, the Funds have not completed their analysis on the impact of the accounting change, however it will have no effect on the total net assets of the Funds.

REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Funds may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Funds require that the securities collateral in a repurchase transaction be transferred to the custodian under terms that enable the Funds to obtain such securities in the event of a default. The Funds monitor, on a daily basis, the value of the securities to ensure that such value, including accrued interest, is greater than amounts owed to the Funds.

FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars at current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars at currency exchange rates prevailing on the respective dates of such transactions. Security transaction gains and

DLB FUND GROUP

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

losses attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. Income and expense gains and losses that are attributable to changes in foreign exchange rates are recorded for financial statement purposes as foreign currency transaction gains and losses. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The International Fund and the Emerging Markets Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The risks associated with these contracts include the possible inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Funds enter into forward contracts for hedging purposes only. The Funds may enter into contracts to deliver or receive foreign currency they will receive from or require for their normal investment activities. They may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value resulting from unfavorable exchange rate movements. Forward foreign currency exchange contracts are adjusted by the daily change in the exchange rates of the underlying currencies, and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities received. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

TAXES AND DISTRIBUTIONS - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

The Funds file a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Funds tax returns, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Foreign taxes are provided with respect to interest and dividend income earned in foreign currencies in accordance with applicable tax rates. To the extent that such taxes are unrecoverable, they are recorded as a reduction of net investment income.

Distributions to shareholders are recorded on the ex-dividend date. The Funds distinguish between distributions for tax purposes and financial reporting purposes. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of

DLB FUND GROUP

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

net investment income or accumulated net realized gains. Distributions, if any, in excess of tax-basis earnings and profits are reported as return of capital.

During the period/year ended October 31, 2000, the following reclassifications were made due to differences in book and tax accounting. The Small Company Opportunities Fund reclassified $9,178 from accumulated undistributed net realized gain on investments to paid-in capital. The Core Growth Fund, Enhanced Index Core Equity Fund and Fixed Income Fund reclassed $145,153, $167,057 and $1,811, respectively, from accumulated undistributed net realized gain on investments to accumulated undistributed net investment income. The Stewart Ivory International Fund and Stewart Ivory Emerging Markets Fund reclassified $80,072 and $53,249, respectively, from accumulated undistributed net investment income to accumulated undistributed net realized gain on investments and foreign currency transactions. These changes had no effect on the net assets or net asset value per share.

For the period/year ended October 31, 2000, the Stewart Ivory International Fund and Stewart Ivory Emerging Markets Fund had income from foreign sources of $818,037 and $511,8814 respectively. In addition, the Stewart Ivory International Fund and Stewart Ivory Emerging Markets Fund designated foreign tax credits of $81,882 and $51,095 respectively.

For the year/period ended October 31, 2000, the Value Fund, Technology Fund and Fixed Income Fund had capital loss carryforwards of $4,640,757, $209,488 and $808,829, respectively. These carryforwards may be applied against any net taxable realized gain of each suceeding year until the earlier of their utilization or expiration on October 31, 2008.

USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from such estimates.

3. TRANSACTIONS WITH AFFILIATES

The Funds engage David L. Babson & Company Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. Under the terms of the Funds' investment advisory agreements, the fees for such services are computed daily and paid monthly to Babson based upon effective annual rates applied to each of the Fund's average daily net assets. For the six months ended April 30, 2001, each Fund paid advisory fees as follows:

DLB FUND GROUP

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

FUND                                                  AMOUNT      EFFECTIVE RATE
----                                                  ------      --------------
Core Growth Fund                                     $366,267          0.55%
Value Fund                                            141,235          0.55%
Enhanced Index Core Equity                            109,168          0.50%*
Enhanced Index Growth Fund                             43,671          0.50%
Enhanced Index Value Fund                              45,972          0.50%
Technology Fund                                        82,880          1.00%
Small Capitalization Value Fund                       146,012          0.70%
Small Company Opportunities Fund                      555,703          1.00%
Stewart Ivory International Fund                      168,637          0.75%
Stewart Ivory Emerging Markets Fund                   158,831          1.25%
Fixed Income Fund                                      55,030          0.40%
High Yield Fund                                        62,388          0.50%

* Prior to December 18, 2000, the Enhanced Index Core Equity Rate was 0.75%.

Babson has agreed to pay the Funds' operating expenses such that the Fund's total aggregate expenses do not exceed a certain percentage of the Funds average daily net assets. For the six months ended April 30, 2001, the Fund expenses borne by Babson and the corresponding percentages were as follows:

FUND                                                  AMOUNT         PERCENTAGE
----                                                  ------         ----------
Core Growth Fund                                     $    -            0.80%
Value Fund                                              9,968          0.80%
Enhanced Index Core Equity                             47,524          0.70%*
Enhanced Index Growth Fund                             55,895          0.70%
Enhanced Index Value Fund                              55,078          0.70%
Technology Fund                                        43,616          1.30%
Small Capitalization Value Fund                        31,556          0.85%
Small Company Opportunities Fund                          -            1.30%
Stewart Ivory International Fund                       58,263          1.00%
Stewart Ivory Emerging Markets Fund                    42,283          1.75%
Fixed Income Fund                                      52,181          0.55%
High Yield Fund                                        33,661          0.75%

* Prior to December 18, 2000, the Enhanced Index Core Equity Rate was 0.90%.

Babson has entered into sub-advisory agreements with Babson-Stewart Ivory International ("BSII"), an affiliate of Babson, with respect to the management of the International Fund and the Emerging Markets Fund. Under the sub-advisory agreement, Babson pays BSII monthly fees at the effective annual rate of .375% and .875% respectively, of the average daily net assets of the International Fund and Emerging Market Fund.

The Funds pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Funds, all of whom receive remuneration for their services to the Funds from Babson.

DLB FUND GROUP

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

4. PORTFOLIO SECURITIES

Purchases and sales of investments, other than short-term obligations, for the six months ended April 30, 2001 for each of the Funds were as follows:

                                                             PURCHASES
                                         ---------------------------------------------------
FUND                                     U.S. GOVERNMENT    NON-GOVERNMENT          TOTAL
----                                     ---------------    --------------       -----------
Core Growth Fund                           $      --          $40,998,149        $40,998,149
Value Fund                                        --            4,916,099          4,916,099
Enhanced Index Core Equity                        --           60,333,032         60,333,032
Enhanced Index Growth Fund                        --           28,675,281         28,675,281
Enhanced Index Value Fund                         --           29,842,687         29,842,687
Technology Fund                                   --            9,316,329          9,316,329
Small Capitalization Value Fund                   --           61,465,346         61,465,346
Small Company Opportunities Fund                  --           85,595,388         85,595,388
Stewart Ivory International Fund                  --           12,260,082         12,260,082
Stewart Ivory Emerging Markets Fund               --            4,801,488          4,801,488
Fixed Income Fund                              998,672          6,334,589          7,333,261
High Yield Fund                                   --           14,008,106         14,008,106

                                                                 SALES
                                         ---------------------------------------------------
FUND                                     U.S. GOVERNMENT    NON-GOVERNMENT          TOTAL
----                                     ---------------    --------------       -----------
Core Growth Fund                           $      --          $41,293,902        $41,293,902
Value Fund                                        --           14,023,982         14,023,982
Enhanced Index Core Equity                        --           63,929,624         63,929,624
Enhanced Index Growth Fund                        --            3,818,656          3,818,656
Enhanced Index Value Fund                         --            4,736,435          4,736,435
Technology Fund                                   --            8,028,848          8,028,848
Small Capitalization Value Fund                   --            4,135,455          4,135,455
Small Company Opportunities Fund                  --           46,636,979         46,636,979
Stewart Ivory International Fund                  --           15,255,085         15,255,085
Stewart Ivory Emerging Markets Fund               --            6,563,220          6,563,220
Fixed Income Fund                            8,209,737          6,544,247         14,753,984
High Yield Fund                                   --            5,183,884          5,183,884

DLB FUND GROUP

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

At April 30, 2001, the cost and unrealized appreciation or depreciation in value of the investments owned by each Fund, as computed on a federal income tax basis, are as follows:

                                                                  GROSS               GROSS           NET UNREALIZED
                                             AGGREGATE          UNREALIZED          UNREALIZED         APPRECIATION/
FUND                                           COST            APPRECIATION        DEPRECIATION        DEPRECIATION
----                                       ------------        ------------        ------------        ------------
Core Growth Fund                           $166,073,471        $  7,815,530        $ 24,125,100        $(16,309,570)
Value Fund                                   45,430,679          12,854,728           1,967,073          10,887,655
Enhanced Index Core Equity                   38,059,522           2,256,509           2,553,954            (297,445)
Enhanced Index Growth Fund                   27,517,977           1,798,766           3,574,823          (1,776,057)
Enhanced Index Value Fund                    26,240,288           1,666,048           1,160,669             505,379
Technology Fund                              23,688,800           1,181,099           7,433,368          (6,252,269)
Small Capitalization Value Fund              65,841,634           4,731,828           2,785,116           1,946,712
Small Company Opportunities Fund            144,210,705          27,248,135           4,399,036          22,849,099
Stewart Ivory International Fund             42,480,133           5,324,104           3,675,924           1,648,180
Stewart Ivory Emerging Markets Fund          31,251,967           1,773,271           4,252,526          (2,479,255)
Fixed Income Fund                            28,167,651             477,659             339,736             137,923
High Yield Fund                              27,305,760             612,935           2,147,565          (1,534,630)

5. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares beneficial interest (without par value). Transactions in each Fund's shares were as follows:

                                                     SIX MONTHS        YEAR
                                                       ENDED           ENDED
                                                      APRIL 30,     OCTOBER 31,
CORE GROWTH FUND                                        2001           2000
----------------                                      ---------      ---------
Shares sold                                           2,598,038      6,889,195
Shares issued in reinvestment of distributions        1,400,189        438,121
Redemptions                                          (2,298,468)    (5,587,405)
                                                      ---------      ---------
Net increase                                          1,699,759      1,739,911
                                                      =========      =========

                                                     SIX MONTHS        YEAR
                                                       ENDED           ENDED
                                                      APRIL 30,     OCTOBER 31,
VALUE FUND                                              2001           2000
----------                                            ---------      ---------
Shares sold                                             688,662      3,219,844
Shares issued in reinvestment of distributions           82,202        514,816
Redemptions                                          (1,165,094)    (4,611,094)
                                                      ---------      ---------
Net decrease                                           (394,230)      (876,434)
                                                      =========      =========

DLB FUND GROUP

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

                                                     SIX MONTHS        YEAR
                                                       ENDED           ENDED
                                                      APRIL 30,     OCTOBER 31,
ENHANCED INDEX CORE EQUITY                              2001           2000
--------------------------                            ---------      ---------
Shares sold                                             241,617        320,572
Shares issued in reinvestment of distributions          704,190        290,603
Redemptions                                            (536,842)      (223,889)
                                                      ---------      ---------
Net increase                                            408,965        387,286
                                                      =========      =========

                                                              PERIOD FROM
                                                           DECEMBER 19, 2000
                                                           (COMMENCEMENT OF
                                                          OPERATIONS) THROUGH
ENHANCED INDEX GROWTH FUND                                  APRIL 30, 2001
--------------------------                                  --------------
Shares sold                                                   2,500,101
                                                              ---------
Net increase                                                  2,500,101
                                                              =========

                                                              PERIOD FROM
                                                           DECEMBER 19, 2000
                                                           (COMMENCEMENT OF
                                                          OPERATIONS) THROUGH
ENHANCED INDEX VALUE FUND                                   APRIL 30, 2001
-------------------------                                   --------------
Shares sold                                                   2,500,100
                                                              ---------
Net increase                                                  2,500,100
                                                              =========

                                                                 PERIOD FROM
                                               SIX MONTHS     SEPTEMBER 5, 2000
                                                 ENDED         (COMMENCEMENT OF
                                                APRIL 30,        OPERATIONS) TO
TECHNOLOGY FUND                                   2001          OCTOBER 31, 2000
---------------                                  ------         ----------------
Shares sold                                      39,451             2,500,000
Shares issued in reinvestment of distributions    4,632                 -
                                                 ------             ---------
Net increase                                     44,083             2,500,000
                                                 ======             =========

                                                              PERIOD FROM
                                                           DECEMBER 19, 2000
                                                           (COMMENCEMENT OF
                                                          OPERATIONS) THROUGH
SMALL CAPITALIZATION VALUE FUND                             APRIL 30, 2001
-------------------------------                             --------------
Shares sold                                                    6,327,292
Shares issued in reinvestment of distributions                     4,085
Redemptions                                                     (450,831)
                                                               ---------
Net increase                                                   5,880,546
                                                               =========

DLB FUND GROUP

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

                                                     SIX MONTHS        YEAR
                                                       ENDED           ENDED
                                                      APRIL 30,      OCTOBER 31,
SMALL COMPANY OPPORTUNITIES FUND                        2001           2000
--------------------------------                      ---------      ---------
Shares sold                                           9,506,870      4,055,779
Shares issued in reinvestment of distributions          669,993         28,300
Redemptions                                          (4,484,608)    (1,010,683)
                                                      ---------      ---------
Net increase                                          5,692,255      3,073,396
                                                      =========      =========

                                                                 PERIOD FROM
                                                   SIX MONTHS  NOVEMBER 2, 1999
                                                     ENDED     (COMMENCEMENT OF
                                                   APRIL 30,    OPERATIONS) TO
STEWART IVORY INTERNATIONAL FUND                     2001      OCTOBER 31, 2000
--------------------------------                   ---------       ---------
Shares sold                                          624,745         459,150
Shares issued in reinvestment of distributions     1,059,014           -
Shares issued from merger of Limited Partnership       -           6,168,090
Redemptions                                         (677,315)     (1,741,869)
                                                   ---------       ---------
Net increase                                       1,006,444       4,885,371
                                                   =========       =========

                                                   SIX MONTHS        YEAR
                                                     ENDED          ENDED
                                                    APRIL 30,     OCTOBER 31,
STEWART IVORY EMERGING MARKETS FUND                   2001           2000
-----------------------------------                ---------       ---------
Shares sold                                           12,102       2,599,165
Shares issued in reinvestment of distributions       437,194           -
Redemptions                                          (75,293)         (6,256)
                                                   ---------       ---------
Net increase                                         374,003       2,592,909
                                                   =========       =========

                                                   SIX MONTHS        YEAR
                                                     ENDED          ENDED
                                                    APRIL 30,     OCTOBER 31,
FIXED INCOME FUND                                     2001           2000
-----------------                                  ---------       ---------
Shares sold                                           11,281       1,233,163
Shares issued in reinvestment of distributions        86,489         156,919
Redemptions                                         (790,393)     (1,844,825)
                                                   ---------       ---------
Net decrease                                        (692,623)       (454,743)
                                                   =========       =========

                                                                  PERIOD FROM
                                                   SIX MONTHS  SEPTEMBER 5, 2000
                                                     ENDED     (COMMENCEMENT OF
                                                    APRIL 30,    OPERATIONS) TO
HIGH YIELD FUND                                       2001      OCTOBER 31, 2000
---------------                                    ---------       ---------
Shares sold                                           10,615       2,500,000
Shares issued in reinvestment of distributions       117,772          22,828
                                                   ---------       ---------
Net increase                                         128,387       2,522,828
                                                   =========       =========

DLB FUND GROUP

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

6. FORWARD FOREIGN CURRENCY CONTRACTS

Open forward foreign currency contracts for the Stewart Ivory International Fund at April 30, 2001 were as follows:

                                          IN EXCHANGE FOR       NET UNREALIZED
SETTLEMENT DATE   DELIVER / RECEIVE      (IN U.S. DOLLARS)       APPRECIATION
---------------   -----------------       ---------------        ------------
                  Deliver
    5/2/01        Euro Currency              $10,745                  $28
                  Deliver
    5/2/01        Swedish Krona                  499                    2
                                             -------                  ---
                                             $11,244                  $30
                                             =======                  ===

7. SECURITY LENDING

As of April 30, 2001 certain Portfolios had loaned securities which were collateralized by short term investments. The value of the securities on loan and the value of the related collateral were as follows:

Fund                                   Value of Securities   Value of Collateral
----                                   -------------------   -------------------

Core Growth Fund                           $22,786,176          $23,444,843
Value Fund                                   2,550,862            2,646,350
Enhanced Index Core Equity                   2,957,002            3,040,926
Enhanced Index Growth Fund                   2,575,120            2,639,687
Enhanced Index Value Fund                    1,111,180            1,147,276
Technology Fund                              2,285,288            2,393,200
Small Capitalization Value Fund              5,476,063            5,726,714
Small Company Opportunities Fund             5,423,892            5,593,600
Stewart Ivory International Fund             3,426,333            3,607,560
Stewart Ivory Emerging Markets Fund          3,845,638            4,027,130
Fixed Income Fund                            2,753,702            2,826,550
High Yield Fund                              1,188,827            1,221,200

8. RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments that could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall government supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

This report and the Fund financial statements contained herein are submitted for the general information of the shareholders of The DLB Fund Group. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus, which should be read carefully, and can be obtained, free of charge, by calling 1-877-766-0014.



















                          Babson Securities Corporation
                     One Memorial Drive, Cambridge, MA 02142
                                   April 2001